 As filed with the Securities and Exchange Commission on December 2, 1999

                                           Registration Nos. 33-61997, 811-7343
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933                       [_]

                         Pre-Effective Amendment No.                       [_]
                                                                           [X]
                     Post-Effective Amendment No. 12
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                     [_]

                                                                           [X]
                             Amendment No. 13
                       (Check appropriate box or boxes)

                  The Prudential Investment Portfolios, Inc.
              (Exact name of registrant as specified in charter)

                          GATEWAY CENTER THREE (GC3)

                           100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, Including Area Code: (973) 367-7525

                        MARGUERITE E. H. MORRISON, ESQ.
                          GATEWAY CENTER THREE (GC3)

                           100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)

  Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

             It is proposed that this filing will become effective
                           (check appropriate box):

  [_] Immediately upon filing pursuant to paragraph (b)

  [X] on December 2, 1999 pursuant to paragraph (b)
  [_] 60 days after filing pursuant to paragraph (a)(1)

  [_] on (date) pursuant to paragraph (a)(1)
  [_] 75 days after filing pursuant to paragraph (a)(2)
  [_] on (date) pursuant to paragraph (a)(2) of rule 485.
    If appropriate, check the following box:

  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  Title of Securities Being Registered. . . Shares of common stock, par value $.001 per share.

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


     FUND TYPE:
     _________________________________
     Stock and bond

     INVESTMENT OBJECTIVE:
     _________________________________
     Income and long-term
     growth of capital


     Prudential
     Active Balanced Fund
                                                   [LOGO] PRUDENTIAL INVESTMENTS

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PROSPECTUS: DECEMBER 2, 1999


As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Fund's shares,
nor has the SEC determined that
this prospectus is complete or
accurate. It is a criminal
offense to state otherwise.
                                                   [LOGO] PRUDENTIAL INVESTMENTS

--------------------------------------------------------------------------------
   Table of Contents
--------------------------------------------------------------------------------

 1   Risk/Return Summary
 1   Investment Objective and Principal Strategies
 2   Principal Risks
 3   Evaluating Performance
 5   Fees and Expenses

 7   How the Fund Invests
 7   Investment Objective and Policies
 10  Other Investments and Strategies
 12  Investment Risks

 17  How the Fund is Managed
 17  Board of Directors
 17  Manager
 17  Investment Adviser
 17  Portfolio Managers
 18  Distributor
 18  Year 2000 Readiness Disclosure

 20  Fund Distributions and Tax Issues
 20  Distributions
 21  Tax Issues
 22  If You Sell or Exchange Your Shares

 24  How to Buy, Sell and Exchange Shares of the Fund
 24  How to Buy Shares
 32  How to Sell Your Shares
 36  How to Exchange Your Shares

 38  Financial Highlights
 38  Class A Shares
 39  Class B Shares
 40  Class C Shares
 41  Class Z Shares

 42  The Prudential Mutual Fund Family

     For More Information (Back Cover)

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     PRUDENTIAL ACTIVE BALANCED FUND       [GRAPHIC]  (800) 225-1852

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   Risk/Return Summary
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WE'RE EQUITY INVESTORS
In deciding which equity investments to buy for the equity portfolio, we look for common stocks, preferred stocks or other equity-related securities of companies that are expected to provide higher total returns (yield plus appreciation) than the average stock.
WE ALSO INVEST IN DEBT INSTRUMENTS
We use a team approach to find debt obligations. Issuers of bonds and other debt instruments pay a fixed or variable rate of interest and must repay the amount borrowed at maturity.

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This section highlights key information about the PRUDENTIAL ACTIVE BALANCED
FUND, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to seek INCOME AND LONG-TERM GROWTH OF CAPITAL by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. While we make every effort to achieve our objective, we can't guarantee success.
   Normally the Fund will invest 40% to 75% of its assets in equity-related securities. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities.
   Under normal circumstances, we will invest 25% to 60% of total assets in investment-grade fixed-income securities. We may invest up to 20% of our assets in fixed-income securities rated lower than investment grade. These are known as "junk bonds."

   Normally, we also may invest from
0% to 35% of Fund assets in money market instruments, which include the commercial paper of U.S. and non-U.S. corporations, short-term obligations of U.S. and foreign banks and short-term obligations guaranteed by the U.S. government or its agencies.

   We can invest up to 35% of the Fund's assets in foreign equity and debt securities. Up to 30% of the Fund's assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. We also may use derivatives for hedging or to improve the Fund's returns.


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                                                                        1

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   Risk/Return Summary
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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-size companies are more stable than the stock prices of small companies. The Fund's equity holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.

   The Fund uses an asset allocation strategy. Although the Fund's investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.

   The Fund invests in debt obligations which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay the Fund interest or repay principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline. Debt securities rated below investment grade-- also known as "junk bonds" --have a higher risk of default and tend to be less liquid.

   Since the Fund invests in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those of U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.
   The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.
   Some of our investment strategies--such as using leverage or derivatives-- also involve above-average risks. The Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. If the Fund sells securities and agrees to repurchase them in a forward roll


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     PRUDENTIAL ACTIVE BALANCED FUND       [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
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transaction or a reverse repurchase agreement, there is a risk that the market value of any securities purchased with proceeds of the initial sale will decline below the repurchase price the Fund has agreed to pay. This would cause the net asset value of the Fund's shares to decrease faster than would otherwise be the case, and is the speculative characteristic known as "leverage."
   Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index, a bond index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

                                    [CHART]
Annual Returns* (Class Z shares)
------------------------------------------------------------------------------
                              1994          -2.13%
                              1995          23.10%
                              1996          11.20%
                              1997          15.47%
                              1998          15.96%

 BEST QUARTER: 13.69% (4th quarter of 1998) WORST QUARTER: -5.20% (3rd quarter of 1998)

* The total return of the Class Z shares from 1-1-99 to 9-30-99 was 2.31%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-98)

-------------------------------------------------------------
                           1 YR  5 YRS        SINCE INCEPTION
  Class A shares         10.09%    N/A 12.78% (since 11-7-96)
  Class B shares         10.03%    N/A 13.45% (since 11-7-96)
  Class C shares         12.88%    N/A 14.12% (since 11-7-96)
  Class Z shares         15.96% 12.40% 12.46% (since 1-4-93)
  S&P 500/2/             28.60% 24.05% N/A/2/
  Lehman Govt./Corp./3/   9.47%  7.30% N/A/3/
  Lipper Average/4/      13.50% 13.84% N/A/4/

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2 The Standard & Poor's 500 Composite Stock Price Index (S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. S&P 500 returns since the inception of each class are 31.37% for Class A, Class B and Class C shares and 21.60% for Class Z shares. Source:
   Lipper Inc.

3 The Lehman Brothers Government/Corporate Bond Index (Lehman Govt./Corp.) is a weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Lehman Govt./Corp. returns since the inception of each class are 9.18% for Class A, Class B and Class C shares and 7.92% for Class Z shares. Source: Lipper Inc.

4 The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 13.42% for Class A, Class B and Class C shares and 16.97% for Class Z shares.
   Source: Lipper Inc.


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     PRUDENTIAL ACTIVE BALANCED FUND                  (800) 225-1852
                                           [GRAPHIC]

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

 FEES AND EXPENSES
 These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                       CLASS A    CLASS B    CLASS C    CLASS Z
  Maximum sales charge (load) imposed       5%       None         1%       None
  on purchases (as a percentage of
  offering price)
  Maximum deferred sales charge           None         5%/2/      1%/3/    None
  (load) (as a percentage of the
  lower of original purchase price or
  sale proceeds)
  Maximum sales charge (load) imposed     None       None       None       None
  on reinvested dividends and other
  distributions
  Redemption fees                         None       None       None       None
  Exchange fee                            None       None       None       None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                       CLASS A    CLASS B    CLASS C    CLASS Z
  Management fees                         .65%       .65%       .65%       .65%
  + Distribution and service (12b-1)      .30%/4/   1.00%      1.00%       None
  fees
  + Other expenses                        .51%       .51%       .51%       .51%
  = Total annual Fund operating          1.46%      2.16%      2.16%      1.16%
   expenses
  - Fee waiver or expense                 .05%       None       None       None
   reimbursement
  = NET ANNUAL FUND OPERATING            1.41%/4/   2.16%      2.16%      1.16%
   EXPENSES

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
4 For the fiscal year ending September 30, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------

                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $636  $934 $1,253 $2,155
  Class B shares  $719  $976 $1,259 $2,232
  Class C shares  $417  $769 $1,248 $2,568
  Class Z shares  $118  $368 $  638 $1,409

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $636  $934 $1,253 $2,155
  Class B shares  $219  $676 $1,159 $2,232
  Class C shares  $317  $769 $1,248 $2,568
  Class Z shares  $118  $368 $  638 $1,409


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6    PRUDENTIAL ACTIVE BALANCED FUND                  (800) 225-1852
[GRAPHIC]

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ASSET ALLOCATION

In managing the Fund's asset allocation, the portfolio managers use a quantitative model. They manage the stock portion of the Fund's portfolio using behavioral finance models to select securities they believe to be underpriced, while maintaining a risk profile like the Standard & Poor's 500 Composite Stock Price Index. The bond portion of the portfolio is managed by a team of professionals.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to seek INCOME AND LONG-TERM GROWTH OF CAPITAL by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. While we make every effort to achieve our objective, we can't guarantee success.
    In pursuing our objective, we normally invest in a wide variety of equity-related securities, debt securities and money market instruments. The Fund's investments will be actively shifted among these asset classes in order to capitalize on valuation opportunities and to maximize the Fund's total return.

    In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We may buy common stocks of companies of every size-- small, medium and large capitalization.

   Debt obligations include corporate and noncorporate obligations, such as U.S. government securities. The weighted average maturity of the debt securities held by the Fund will normally be between 3 and 30 years. We can invest up to 20% of total assets in debt obligations rated BB or B by Standard & Poor's Ratings Group or Ba or B by Moody's Investors Service, Inc. or the equivalent rating by another major rating service. These lower-rated obligations--also known as "junk bonds"--have a higher risk of default and tend to be less liquid and more volatile than higher-rated

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

obligations. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these obligations.

   We may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

MORTGAGE-RELATED SECURITIES

We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

   Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt


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     PRUDENTIAL ACTIVE BALANCED FUND       [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.
   The values of mortgage-backed securities vary with changes in market interest rates and yields. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages. These prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

ASSET-BACKED SECURITIES
We may also invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized, which means that if the borrower does not repay the amount loaned when due, the Fund could suffer a loss.

FOREIGN SECURITIES
We may invest up to 15% of the Fund's total assets in foreign equity securities and up to 20% of its total assets in fixed-income securities of foreign issuers. For purposes of the 15% limit, we do not consider ADRs and other similar receipts or shares to be foreign securities.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options Foreign Currency Forward Contracts. The Fund may purchase and sell futures contracts on securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.

   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.



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     PRUDENTIAL ACTIVE BALANCED FUND                  (800) 225-1852
                                           [GRAPHIC]

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund.

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLLS
The Fund may enter into REVERSE REPURCHASE AGREEMENTS and FORWARD ROLLS. When the Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.
   When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

MONEY MARKET INSTRUMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.
   The Fund also may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 30% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER
As a result of the strategies described above, the Fund may have an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.

----------------------
 INVESTMENT TYPE      -----------------------------------------------------
 % OF FUND'S TOTAL
 ASSETS                  RISKS                  POTENTIAL REWARDS
---------------------------------------------------------------------------
 EQUITY-RELATED        . Individual stocks    . Historically,
 SECURITIES              could lose value       stocks have
 40-75%                                         outperformed
                       . The equity             other
                         markets could go       investments over
                         down, resulting        the long term
                         in a decline in
                         value of the         . Generally,
                         Fund's                 economic growth
                         investments            means higher
                                                corporate
                       . Companies that         profits, which
                         pay dividends may      lead to an
                         not do so if they      increase in
                         don't have             stock prices,
                         profits or             known as capital
                         adequate cash          appreciation
                         flow
                                              . May be a source
                       . Changes in             of dividend
                         economic or            income
                         political
                         conditions, both     . The Fund's asset
                         domestic and           allocation
                         international,         strategy may
                         may result in a        provide stable
                         decline in value       returns
                         of the Fund's
                         investments

                       . The Fund may
                         invest the bulk
                         of its assets in
                         an asset category
                         that is out of
                         favor, which
                         could result in
                         losses if stock
                         prices fall

--------------------------------------------------------------------------------


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     PRUDENTIAL ACTIVE BALANCED FUND      [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL
 ASSETS                   RISKS                 POTENTIAL REWARDS

 FIXED-INCOME          . The Fund's           . Regular interest
 OBLIGATIONS             holdings, share        income
 25-60%                  price and total
                         return may           . High-quality
                         fluctuate in           debt obligations
                         response to bond       are generally
                         market movements       more secure than
                                                stocks since
                       . Credit risk--the       companies must
                         risk that the          pay their debts
                         default of an          before they pay
                         issuer would           dividends
                         leave the Fund       . Most bonds will
                         with unpaid            rise in value
                         interest or            when interest
                         principal. The         rates fall
                         lower a bond's
                         quality, the         . Bonds have
                         higher its             generally
                         potential              outperformed
                         volatility             money market
                                                instruments over
                       . Market risk--the       the long term,
                         risk that the          with less risk
                         market value of        than stocks
                         an investment may
                         move up or down,     . Investment-grade
                         sometimes rapidly      bonds have a
                         or unpredictably.      lower risk of
                         Market risk may        default than
                         affect an              junk bonds
                         industry, a
                         sector, or the       . Junk bonds offer
                         market as a whole      higher yields
                                                and higher
                       . Interest rate          potential gains
                         risk--the risk         than investment-
                         that the value of      grade bonds
                         most bonds will
                         fall when
                         interest rates
                         rise. The longer
                         a bond's maturity
                         and the lower its
                         credit quality,
                         the more its
                         value typically
                         falls. It can
                         lead to price
                         volatility

                       . Junk bonds have a
                         higher risk of
                         default, tend to
                         be less liquid
                         and may be more
                         difficult to
                         value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL
 ASSETS                   RISKS                 POTENTIAL REWARDS
--------------------------------------------------------------------------------
 MORTGAGE-RELATED      . Prepayment risk--    . Regular interest
 SECURITIES              the risk that the      income
                         underlying
 Up to 60%               mortgage may be      . The U.S.
                         pre- paid              government
                         partially or           guarantees
                         completely,            interest and
                         generally during       principal
                         periods of             payments on
                         falling interest       certain
                         rates, which           securities
                         could adversely
                         affect yield to      . May benefit from
                         maturity and           security
                         could require the      interest in real
                         Fund to reinvest       estate
                         in lower-yielding      collateral
                         securities
                                              . Pass-through
                       . Credit risk--the       instruments
                         risk that the          provide greater
                         underlying             diversification
                         mortgages will         than direct
                         not be paid by         ownership of
                         debtors or by          loans
                         credit insurers
                         or guarantors of
                         such instruments.
                         Some mortgage
                         securities are
                         unsecured or
                         secured by lower-
                         rated insurers or
                         guarantors and
                         thus may involve
                         greater risk

                       . See market risk
                         and interest rate
                         risk

--------------------------------------------------------------------------------

 ASSET-BACKED          . See prepayment       . Regular interest
 SECURITIES              risk                   income

 Up to 60%             . The security         . Prepayment risk
                         interest in the        is generally
                         underlying             lower than with
                         collateral may         mortgage-related
                         not be as great        securities
                         as with mortgage-
                         related              . Pass-through
                         securities             instruments
                                                provide greater
                       . Credit risk--the       diversification
                         risk that the          than direct
                         underlying             ownership of
                         receivables will       loans
                         not be paid by
                         debtors or by
                         credit insurers
                         or guarantors of
                         such instruments.
                         Some asset-backed
                         securities are
                         unsecured or
                         secured by lower-
                         rated insurers or
                         guarantors and
                         thus may involve
                         greater risk

                       . See market risk
                         and interest rate
                         risk
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

14   PRUDENTIAL ACTIVE BALANCED FUND                  (800) 225-1852
[GRAPHIC]

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL        RISKS                 POTENTIAL REWARDS
 ASSETS

 FOREIGN               . Foreign markets,     . Investors can
 SECURITIES              economies and          participate in
                         political systems      foreign markets
 Up to 35%               may not be as          and invest in
                         stable as in the       companies
                         U.S.                   operating in
                                                those markets
                       . Currency risk--
                         changing values      . May profit from
                         of foreign             changing values
                         currencies can         of foreign
                         cause losses           currencies
                                              . Opportunities
                       . May be less            for
                         liquid than U.S.       diversification
                         stocks and bonds
                       . Differences in
                         foreign laws,
                         accounting
                         standards, public
                         information,
                         custody and
                         settlement
                         practices provide
                         less reliable
                         information on
                         foreign
                         investments and
                         involve more risk
                       . Year 2000
                         conversion may be
                         more of a problem
                         for some foreign
                         issuers

--------------------------------------------------------------------------------

 REVERSE               . May magnify          . May magnify
 REPURCHASE              underlying             underlying
 AGREEMENTS AND          investment losses      investment gains
 FORWARD ROLLS

                       . Investment costs
                         may exceed
 Up to 30%               potential
                         underlying
                         investment gains

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL
 ASSETS                   RISKS                 POTENTIAL REWARDS
--------------------------------------------------------------------------------
 DERIVATIVES           . Derivatives such     . The Fund could
                         as futures,            make money and
 Percentage varies       options and            protect against
                         foreign currency       losses if the
                         forward contracts      investment
                         that are used for      analysis proves
                         hedging purposes       correct
                         may not fully
                         offset the           . Derivatives that
                         underlying             involve leverage
                         positions and          could generate
                         this could result      substantial
                         in losses to the       gains at low
                         Fund that would        cost
                         not have
                         otherwise            . One way to
                         occurred               manage the
                                                Fund's
                       . Derivatives used       risk/return
                         for risk               balance is to
                         management may         lock in the
                         not have the           value of an
                         intended effects       investment ahead
                         and may result in      of time
                         losses or missed
                         opportunities

                       . The other party
                         to a derivatives
                         contract could
                         default

                       . Derivatives that
                         involve leverage
                         could magnify
                         losses

                       . Certain types of
                         derivatives
                         involve costs to
                         the Fund that can
                         reduce returns

--------------------------------------------------------------------------------

 U.S. GOVERNMENT       . Limits potential     . May preserve the
 SECURITIES              for capital            Fund's assets
                         appreciation
 25-60%                                       . Regular interest
                       . See market risk,       income
                         credit risk and
                         interest rate        . Generally more
                         risk                   secure than
                                                lower quality
                       . Not all U.S.           debt securities
                         government             and equity
                         securities are         securities
                         insured by the
                         U.S. government,     . Principal and
                         but only by the        interest may be
                         issuing agency         guaranteed by
                                                the U.S.
                                                government

--------------------------------------------------------------------------------

 MONEY MARKET          . Limits potential     . May preserve the
 INSTRUMENTS             for capital            Fund's assets
                         appreciation
 Up to 35% under
 normal                . See credit risk
 circumstances           and market risk
 Up to 100%
 temporarily



--------------------------------------------------------------------------------

 ILLIQUID              . May be difficult     . May offer a more
 SECURITIES              to value               attractive yield
                         precisely              or potential for
 Up to 15% of net                               growth than more
 assets                . May be difficult       widely traded
                         to sell at the         securities
                         time or price
                         desired

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

16   PRUDENTIAL ACTIVE BALANCED FUND                  (800) 225-1852
[GRAPHIC]

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
The Company's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 1999, the Fund paid PIFM management fees of .65% of the Fund's average net assets.

   PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as the manager to all 46 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $72 billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102 and has served as an investment adviser to investment companies since 1984. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGERS
JAMES SCOTT, PH.D., is a Senior Managing Director of Prudential Investments Quantitative Management, a unit of Prudential Investments. He has been a portfolio manager for the Fund since June 1998. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott has 23 years of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

investment experience. He received a B.A. from Rice University and an M.S. and Ph.D. from Carnegie Mellon University.

   MARK STUMPP, PH.D., is a Senior Managing Director of Prudential Investments. He also has been a portfolio manager for the Fund since June 1998. He chairs the Quantitative Management Group's Investment Policy Committee and is responsible for its model portfolio. Mr. Stumpp developed and oversees the methodology underlying the group's actively managed equity portfolios. Mr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 11 years. Mr. Stumpp received a B.A. from Boston University and an M.A. and Ph.D. from Brown University.

   Prudential Investments' Fixed Income Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the fixed-income portion of the Fund. The Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Fixed Income Investment Policy Committee and the Fund's investment restrictions and policies. In addition, a credit research team of analysts supports the Team using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish


--------------------------------------------------------------------------------

     PRUDENTIAL ACTIVE BALANCED FUND                  (800) 225-1852
[GRAPHIC]

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Company and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
   Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
   The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

   The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your


--------------------------------------------------------------------------------

     PRUDENTIAL ACTIVE BALANCED FUND      [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends- received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

----------------------------------------
[CHART]
                   CAPITAL GAIN
              +$   (taxes owed)
RECEIPTS
FROM        $        OR
SALE
              -$   CAPITAL LOSS
                   (offset against gain)

----------------------------------------



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     PRUDENTIAL ACTIVE BALANCED FUND      [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

   To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  . The amount of your investment
  . The length of time you expect to hold the shares and the impact of varying distribution fees


--------------------------------------------------------------------------------

     PRUDENTIAL ACTIVE BALANCED FUND      [GRAPHIC]  (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  . The different sales charges that apply to each share class-- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
  . Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------

                            CLASS A          CLASS B         CLASS C          CLASS Z
  Minimum purchase          $1,000           $1,000          $2,500           None
  amount/1/
  Minimum amount for        $100             $100            $100             None
  subsequent purchases/1/
  Maximum initial sales     5% of the public None            1% of the public None
  charge                    offering price                   offering price
  Contingent Deferred       None             If sold during: 1% on sales      None
  Sales Charge                               Year 1       5% made within
  (CDSC)/2/                                  Year 2       4% 18 months of
                                             Year 3       3% purchase/2/
                                             Year 4       2%
                                             Years 5/6    1%
                                             Year 7       0%
  Annual distribution and   .30 of 1%        1%              1%                None
  service (12b-1) fees      (.25 of 1%
  shown as a percentage of  currently)
  average net assets/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."
2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares-- Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.

3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending September 30, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                         SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                  5.00%              5.26%       4.75%
  $25,000 to $49,999                 4.50%              4.71%       4.25%
  $50,000 to $99,999                 4.00%              4.17%       3.75%
  $100,000 to $249,999               3.25%              3.36%       3.00%
  $250,000 to $499,999               2.50%              2.56%       2.40%
  $500,000 to $999,999               2.00%              2.04%       1.90%
  $1 million and above*               None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:
  . Invest with an eligible group of related investors

  . Buy Class A shares of two or more Prudential mutual funds at the same time

  . Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

   The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required


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minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

  . Purchase your shares through an account at Prudential Securities,

  . Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or
  . Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


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   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

  . Current and former Directors/Trustees of the Prudential mutual funds
    (including the Company), and
  . Prudential, with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."

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MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
--------------------------------------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

   We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Fund invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

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Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


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RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions
  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts

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representing the cost of shares held for the longest period of time within the applicable CDSC period.
   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  . On certain sales from a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also


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will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution

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request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."


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   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

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                                                                        37
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--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
   Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS A SHARES (FISCAL PERIODS ENDED 9-30)
---------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                1999   1998  1997/1/
  NET ASSET VALUE, BEGINNING OF PERIOD         $13.29 $14.41   $13.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           .31    .44   .21/2/
  Net realized and unrealized gain (loss) on
  investment transactions                        1.69  (.20)     1.97
  TOTAL FROM INVESTMENT OPERATIONS               2.00    .24     2.18
---------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.30)  (.32)    (.39)
  Distributions from net realized gains        (1.74) (1.04)    (.78)
  TOTAL DISTRIBUTIONS                          (2.04) (1.36)   (1.17)
  NET ASSET VALUE, END OF PERIOD               $13.25 $13.29   $14.41
  TOTAL RETURN/4/                              16.07%  1.93%   17.48%
---------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                       1999   1998  1997/1/
  NET ASSETS, END OF PERIOD (000)             $10,397 $3,218     $990
  Average net assets (000)                     $6,918 $2,090     $100
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees/5/      1.41%  1.28% 1.31%/3/
  Expenses, excluding distribution fees         1.16%  1.03% 1.06%/3/
  Net investment income                         2.29%  2.72% 2.69%/3/
  Portfolio turnover                             230%   256%      50%

--------------------------------------------------------------------------------
1 On 11-7-96, Prudential Active Balanced Fund, a series of Prudential Dryden
  Fund, first offered its Class A shares. Its assets and liabilities were acquired by the Fund, Class A shares for Class A shares, on 1-23-98. Immediately prior to this transfer, the Fund had no assets. The Fund is the accounting survivor to Prudential Active Balanced Fund and, as such, financial data is shown from 11-7-96.

2 Calculated based upon weighted average shares outstanding during the period.

3 Annualized.
4 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.

5 The Distributor of the Fund agreed to limit its distribution fees to .25 of 1% of the average daily net assets of the Class A shares.


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   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS B SHARES (FISCAL PERIODS ENDED 9-30)
---------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                1999   1998  1997/1/
  NET ASSET VALUE, BEGINNING OF PERIOD         $13.22 $14.34   $13.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           .19    .27   .19/2/
  Net realized and unrealized gain (loss) on
  investment transactions                        1.69  (.14)     1.92
  TOTAL FROM INVESTMENT OPERATIONS               1.88    .13     2.11
---------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.19)  (.21)    (.39)
  Distributions from net realized gains        (1.74) (1.04)    (.78)
  TOTAL DISTRIBUTIONS                          (1.93) (1.25)   (1.17)
  NET ASSET VALUE, END OF PERIOD               $13.17 $13.22   $14.34
  TOTAL RETURN/4/                              15.12%  1.10%   16.91%
---------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                       1999   1998  1997/1/
  NET ASSETS, END OF PERIOD (000)             $10,979 $3,038     $213
  Average net assets (000)                     $7,018 $1,285      $71
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees         2.16%  2.03% 2.06%/3/
  Expenses, excluding distribution fees         1.16%  1.03% 1.06%/3/
  Net investment income                         1.54%  1.95% 1.94%/3/
  Portfolio turnover                             230%   256%      50%

--------------------------------------------------------------------------------

1 On 11-7-96, Prudential Active Balanced Fund, a series of Prudential Dryden
  Fund, first offered its Class B shares. Its assets and liabilities were acquired by the Fund, Class B shares for Class B shares, on 1-23-98. Immediately prior to the transfer, the Fund had no assets. The Fund is the accounting survivor to Prudential Active Balanced Fund and, as such, financial data is shown from 11-7-96.

2 Calculated based upon weighted average shares outstanding during the period.

3 Annualized.
4 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS C SHARES (FISCAL PERIODS ENDED 9-30)
-------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                          1999   1998  1997/1/
  NET ASSET VALUE, BEGINNING OF PERIOD                   $13.22 $14.34   $13.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     .19    .48   .13/2/
  Net realized and unrealized gain (loss) on investment
  transactions                                             1.69  (.35)     1.98
  TOTAL FROM INVESTMENT OPERATIONS                         1.88    .13     2.11
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                    (.19)  (.21)    (.39)
  Distributions from net realized gains                  (1.74) (1.04)    (.78)
  TOTAL DISTRIBUTIONS                                    (1.93) (1.25)   (1.17)
  NET ASSET VALUE, END OF PERIOD                         $13.17 $13.22   $14.34
  TOTAL RETURN/4/                                        15.12%  1.10%   16.91%
-------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                                 1999   1998  1997/1/
  NET ASSETS, END OF PERIOD (000)                        $1,117   $284       $5
  Average net assets (000)                                 $674   $118       $1
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees                   2.16%  2.03% 2.06%/3/
  Expenses, excluding distribution fees                   1.16%  1.03% 1.06%/3/
  Net investment income                                   1.54%  2.04% 1.94%/3/
  Portfolio turnover                                       230%   256%      50%

--------------------------------------------------------------------------------

1 On 11-7-96, Prudential Active Balanced Fund, a series of Prudential Dryden
  Fund, first offered its Class C shares. Its assets and liabilities were acquired by the Fund, Class C shares for Class C shares, on 1-23-98. Immediately prior to this transfer, the Fund had no assets. The Fund is the accounting survivor to Prudential Active Balanced Fund and, as such, financial data is shown from 11-7-96.

2 Calculated based upon weighted average shares outstanding during the period.

3 Annualized.
4 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.


--------------------------------------------------------------------------------

40 PRUDENTIAL ACTIVE BALANCED FUND                    [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


CLASS Z SHARES

The financial highlights for the three years ended September 30, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended September 30, 1996, were audited by other independent auditors, whose reports were unqualified.

  CLASS Z SHARES (FISCAL YEARS ENDED 9-30)
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE       1999     1998     1997     1996  1995/1/
  NET ASSET VALUE, BEGINNING OF
  YEAR                                $13.32   $14.45   $13.01   $12.46   $10.92
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income                  .35      .38   .39/5/   .29/2/   .33/2/
  Net realized and unrealized
  gain (loss) on investment
  transactions                          1.68    (.12)     2.22      .81     1.54
  Total from investment
  operations                            2.03      .26     2.61     1.10     1.87
--------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment
  income                               (.34)    (.35)    (.39)    (.37)    (.29)
  Distributions from net realized
  gains                               (1.74)   (1.04)    (.78)    (.18)    (.04)
  TOTAL DISTRIBUTIONS                 (2.08)   (1.39)   (1.17)    (.55)    (.33)
  NET ASSET VALUE, END OF YEAR        $13.27   $13.32   $14.45   $13.01   $12.46
  TOTAL RETURN/4/                     16.32%    2.12%   21.34%    9.11%   17.66%
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:             1999     1998     1997     1996  1995/1/
  NET ASSETS, END OF YEAR (000)     $124,250 $161,838 $158,672 $153,588 $133,352
  Average net assets (000)          $130,052 $177,443 $154,199 $142,026 $104,821
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including
  distribution fees                    1.16%    1.03%    1.06% 1.00%/2/ 1.00%/2/
  Expenses, excluding
  distribution fees                    1.16%    1.03%    1.06% 1.00%/2/ 1.00%/2/
  Net investment income                2.54%    2.99%    2.94% 3.09%/2/ 3.53%/2/
  Portfolio turnover                    230%     256%      50%      51%      30%

--------------------------------------------------------------------------------

1 Prudential Active Balanced Fund, a series of Prudential Dryden Fund, had its assets and liabilities acquired by the Fund, Class Z shares for Class Z shares, on 1-23-98. Immediately prior to this transfer, the Fund had no assets. The Fund is the accounting survivor to Prudential Active Balanced Fund and, as such, financial data is shown for Prudential Active Balanced Fund.
2 Net of expense subsidy.
3 Annualized.
4 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return includes the effect of expense subsidies where applicable.
5 Calculated based upon weighted average shares outstanding during the year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS

Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.

Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.

 Nicholas-Applegate Growth Equity Fund

Target Funds


 Large Capitalization Growth Fund

 Large Capitalization Value Fund

 Small Capitalization Growth Fund

 Small Capitalization Value Fund

ASSET ALLOCATION/BALANCED FUNDS
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
GLOBAL STOCK FUNDS
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
Global Utility Fund, Inc.
Target Funds
 International Equity Fund

GLOBAL BOND FUNDS




Prudential Global Total Return Fund, Inc.

Prudential International Bond Fund, Inc.


--------------------------------------------------------------------------------

     PRUDENTIAL ACTIVE BALANCED FUND                  (800) 225-1852
                                           [GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
Target Funds
 Total Return Bond Fund

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series

 Pennsylvania Series

Prudential National Municipals Fund, Inc.


MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS

COMMAND Money Fund

COMMAND Government Fund

COMMAND Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------

FOR MORE INFORMATION
________________________________________________________________

Please read this prospectus before you invest in the Fund and keep it for fu-ture reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)
--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM
--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request:
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC

 (For hours of operation, call 1-202-942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov
--------------------------------------------------------------------------------

  CUSIP Nos.:     Quotron Symbols:
                                             --

CLASS A: 74437E 883
CLASS B: 74437E 875                          --

CLASS C: 74437E 867                          --

CLASS Z: 74437E 859                        PABFX

Investment Company Act File No.:
811-7343


MF185A                              [RECYCLE LOGO]  Printed on Recycled Paper

     FUND TYPE:
     _________________________________
     Stock

     INVESTMENT OBJECTIVE:
     _________________________________
     Long-term growth of capital


     Prudential
     Jennison Growth Fund
                                                [LOGO OF PRUDENTIAL INVESTMENTS]

--------------------------------------------------------------------------------

PROSPECTUS: DECEMBER 2, 1999

As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Fund's
shares, nor has the SEC
determined that this prospectus
is complete or accurate. It is a
criminal offense to
state otherwise.
                                                   [LOGO] PRUDENTIAL INVESTMENTS

--------------------------------------------------------------------------------
   Table of Contents
--------------------------------------------------------------------------------

 1   Risk/Return Summary
 1   Investment Objective and Principal Strategies
 1   Principal Risks
 3   Evaluating Performance
 4   Fees and Expenses
 6   How the Fund Invests
 6   Investment Objective and Policies
 8   Other Investments and Strategies
 12  Investment Risks
 16  How the Fund is Managed
 16  Board of Directors
 16  Manager
 16  Investment Adviser
 16  Portfolio Managers
 17  Distributor
 17  Year 2000 Readiness Disclosure
 19  Fund Distributions and Tax Issues
 19  Distributions
 20  Tax Issues
 21  If You Sell or Exchange Your Shares
 23  How to Buy, Sell and Exchange Shares of the Fund
 23  How to Buy Shares
 31  How to Sell Your Shares
 35  How to Exchange Your Shares
 37  Financial Highlights
 37  Class A Shares
 38  Class B Shares
 39  Class C Shares
 40  Class Z Shares
 41  The Prudential Mutual Fund Family
     For More Information (Back Cover)

--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND       [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WE'RE GROWTH INVESTORS
In deciding which stocks to buy, we use what is known as a growth investment style. This means we invest in stocks we believe could experience superior sales or earnings growth, or high returns on equity and assets.

--------------------------------------------------------------------------------

This section highlights key information about the PRUDENTIAL JENNISON GROWTH FUND, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. We normally invest at least 65% of total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that we believe have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. We consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

   We can invest up to 20% of the Fund's assets in foreign equity securities. We can invest in investment-grade fixed-income securities, including mortgage-related securities, and in U.S. government obligations. We also may engage in short sales and may use derivatives for hedging or to improve the Fund's returns. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

Securities that the Fund invests in have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and may present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the S&P 500 Index. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

   Since the Fund invests in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those of U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.
   The Fund invests in debt obligations which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay the Fund interest or repay principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

   Some of our investment strategies--such as using derivatives and leverage-- also involve above-average risks. The Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Leverage risk is the risk associated with investments or trading strategies (such as short sales) that relatively small market movements may result in large changes in the value of an investment.


   Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND                  (800) 225-1852
[GRAPHIC]

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class A shares)
------------------------------------------------------------------------------
                              1996          14.33%
                              1997          31.26%
                              1998          37.75%

BEST QUARTER: 30.12% (4th quarter of 1998) WORST QUARTER: -12.27% (3rd quarter of 1998)

* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return of the Class A shares from 1-1-99 to 9-30-99 was 10.34%.

 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-98)

--------------------------------------------------
                      1 YR         SINCE INCEPTION
  Class A shares     30.87% 23.71% (since 11-2-95)
  Class B shares     31.68% 24.42% (since 11-2-95)
  Class C shares     34.32% 24.42% (since 11-2-95)
  Class Z shares     38.07% 29.45% (since 4-15-96)
  S&P 500/2/         28.60% N/A/2/
  Lipper Average/3/  22.91% N/A/3/

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2 The Standard & Poor's 500 Composite Stock Price Index (S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. S&P 500 returns since the inception of each class are 29.03% for Class A, Class B and Class C shares and 28.69% for Class Z shares. Source: Lipper Inc.

3 The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 22.28% for Class A, Class B and Class C shares and 22.23% for Class Z shares.
  Source: Lipper Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                            CLASS A    CLASS B CLASS C CLASS Z
  Maximum sales charge (load) imposed on         5%       None      1%    None
  purchases (as a percentage of offering
  price)

  Maximum deferred sales charge (load) (as     None      5%/2/   1%/3/    None
  a percentage of the lower of original
  purchase price or sale proceeds)

  Maximum sales charge (load) imposed on       None       None    None    None
  reinvested dividends and other
  distributions

  Redemption fees                              None       None    None    None

  Exchange fee                                 None       None    None    None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
                                            CLASS A    CLASS B CLASS C CLASS Z
  Management fees                              .60%       .60%    .60%    .60%
  + Distribution and service (12b-1) fees      .30%/4/   1.00%   1.00%    None
  + Other expenses                             .20%       .20%    .20%    .20%
  = Total annual Fund operating expenses      1.10%      1.80%   1.80%    .80%
  - Fee Waiver or expense reimbursement        .05%       None    None    None
  = NET ANNUAL FUND OPERATING EXPENSES        1.05%/4/   1.80%   1.80%    .80%

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
4 For the fiscal year ending September 30, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

--------------------------------------------------------------------------------

4     PRUDENTIAL JENNISON GROWTH FUND              [GRAPHIC]    (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------

                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $602  $828 $1,071 $1,769
  Class B shares  $683  $866 $1,075 $1,846
  Class C shares  $381  $661 $1,065 $2,195
  Class Z shares  $ 82  $255 $  444 $  990

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $602  $828 $1,071 $1,769
  Class B shares  $183  $566 $  975 $1,846
  Class C shares  $281  $661 $1,065 $2,195
  Class Z shares  $ 82  $255 $  444 $  990


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUR GROWTH STYLE
Our portfolio managers invest in large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success.

   In pursuing our objective, we normally invest at least 65% of the Fund's total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that we believe have above-average growth prospects. These companies are generally medium- to large-capitalization companies. The Fund's investment adviser follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Fund is not likely to receive significant dividend income on its portfolio securities.

   In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it

-------------------------------------------------------------------------------

6     PRUDENTIAL JENNISON GROWTH FUND            [GRAPHIC]      (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives--such as futures, options and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options

Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.

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   How the Fund Invests
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   For more information, see "Investment Risks" and the Statement of Additional
Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

OTHER EQUITY-RELATED SECURITIES

The Fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and favorably valued.

FOREIGN EQUITY SECURITIES
We may invest up to 20% of the Fund's total assets in foreign equity securities. For purposes of the 20% limit, we do not consider ADRs and other similar receipts or shares to be foreign securities.

SHORT SALES

The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT


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   How the Fund Invests
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SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

MORTGAGE-RELATED SECURITIES
We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

   Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in STRIPPED MORTGAGE-BACKED SECURITIES (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

   The values of mortgage-backed securities vary with changes in market interest rates and yields. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages. These prepayments reduce the anticipated duration of the mortgage-related securities. Conversely,

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   How the Fund Invests
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during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

OTHER FIXED-INCOME SECURITIES

The Fund may invest in fixed-income securities rated investment-grade (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group, or the equivalent rating by another rating service). These include corporate debt and other debt obligations of U.S. and foreign issuers. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these obligations.

REPURCHASE AGREEMENTS

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund.

MONEY MARKET INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high-quality foreign or domestic MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of corporations; certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars). Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

   The Fund also may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Fund's assets in equity-related securities.


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   How the Fund Invests
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ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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   How the Fund Invests
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INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.

 INVESTMENT TYPE
 % OF FUND'S TOTAL        RISKS                 POTENTIAL REWARDS
 ASSETS

 EQUITY-RELATED         . Individual stocks   . Historically,
 SECURITIES               could lose value      stocks have
                                                outperformed
                                                other
                                                investments over
                                                the long term

                        . The equity
 At least 65%             markets could go
                          down, resulting     . Generally,
                          in a decline in       economic growth
                          value of the          means higher
                          Fund's                corporate
                          investments           profits, which
                                                lead to an
                        . Changes in eco-       increase in
                          nomic or politi-      stock prices,
                          cal conditions,       known as capital
                          both domestic and     appreciation
                          international,
                          may result in a
                          decline in value
                          of the Fund's in-
                          vestments

--------------------------------------------------------------------------------

 FOREIGN                . Foreign markets,    . Investors can
 SECURITIES               economies and         participate in
                          political systems     foreign markets
                          may not be as         and companies
                          stable as in the      operating in
                          U.S.                  those markets

 Up to 20%

                                              . May profit from
                        . Currency risk--       changing values
                          changing values       of foreign
                          of foreign            currencies
                          currencies can
                          cause losses        . Opportunities
                                                for
                        . May be less           diversification
                          liquid than U.S.
                          stocks and bonds
                        . Differences in
                          foreign laws,
                          accounting
                          standards, public
                          information,
                          custody and
                          settlement
                          practices provide
                          less reliable
                          information on
                          foreign
                          investments and
                          involve more risk
                        . Year 2000
                          conversion may be
                          more of a problem
                          for some foreign
                          issuers

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   How the Fund Invests
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 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL        RISKS                 POTENTIAL REWARDS
 ASSETS

 DERIVATIVES            . Derivatives such    . The Fund could
                          as futures,           make money and
 Percentage varies        options and           protect against
                          foreign currency      losses if the
                          forward contracts     investment
                          that are used for     analysis proves
                          hedging purposes      correct
                          may not fully
                          offset the          . Derivatives that
                          underlying            involve leverage
                          positions and         could generate
                          this could result     substantial
                          in losses to the      gains at low
                          Fund that would       cost
                          not have
                          otherwise           . One way to
                          occurred              manage the
                                                Fund's
                        . Derivatives used      risk/return
                          for risk              balance is to
                          management may        lock in the
                          not have the          value of an
                          intended effects      investment ahead
                          and may result in     of time
                          losses or missed
                          opportunities

                        . The other party
                          to a derivatives
                          contract could
                          default

                        . Derivatives that
                          involve leverage
                          could magnify
                          losses

                        . Certain types of
                          derivatives
                          involve costs to
                          the Fund that can
                          reduce returns

--------------------------------------------------------------------------------

 SHORT SALES            . May magnify         . May magnify
                          underlying            underlying
 Up to 25% of net         investment losses     investment gains
 assets
                        . Investment costs
                          may exceed
                          potential
                          underlying
                          investment gains
--------------------------------------------------------------------------------

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   How the Fund Invests
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 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL
 ASSETS                   RISKS                 POTENTIAL REWARDS

 FIXED-INCOME           . The Fund's          . Regular interest
 OBLIGATIONS              holdings, share       income
                          price and total
 Up to 35%                return may          . High-quality
                          fluctuate in          debt obligations
                          response to bond      are generally
                          market movements      more secure than
                                                stocks since
                        . Credit risk--the      companies must
                          risk that the         pay their debts
                          default of an         before they pay
                          issuer would          dividends
                          leave the Fund
                          with unpaid         . Most bonds will
                          interest or           rise in value
                          principal. The        when interest
                          lower a bond's        rates fall
                          quality, the
                          higher its          . Bonds have
                          potential             generally
                          volatility            outperformed
                                                money market
                        . Market risk--the      instruments over
                          risk that the         the long term,
                          market value of       with less risk
                          an investment may     than stocks
                          move up or down,
                          sometimes rapidly   . Investment-grade
                          or unpredictably.     bonds have a
                          Market risk may       lower risk of
                          affect an             default than
                          industry, a           junk bonds
                          sector, or the
                          market as a whole

                        . Interest rate
                          risk--the risk
                          that the value of
                          most bonds will
                          fall when
                          interest rates
                          rise. The longer
                          a bond's maturity
                          and the lower its
                          credit quality,
                          the more its
                          value typically
                          falls. It can
                          lead to price
                          volatility

--------------------------------------------------------------------------------


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


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   How the Fund Invests
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 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL        RISKS                 POTENTIAL REWARDS
 ASSETS

 MORTGAGE-RELATED       . Prepayment risk--   . Regular interest
 SECURITIES               the risk that the     income
                          underlying          . The U.S.
                          mortgage may be       government
 Up to 35%                prepaid partially     guarantees
                          or completely,        interest and
                          generally during      principal
                          periods of            payments on
                          falling interest      certain
                          rates, which          securities
                          could adversely     . May benefit from
                          affect yield to       security
                          maturity and          interest in real
                          could require the     estate
                          Fund to reinvest      collateral
                          in lower-yielding   . Pass-through
                          securities            instruments
                                                provide greater
                                                diversification
                                                than direct
                                                ownership of
                                                loans
                        . Credit risk--the
                          risk that the
                          underlying
                          mortgages will
                          not be paid by
                          debtors or by
                          credit insurers
                          or guarantors of
                          such instruments.
                          Some mortgage
                          securities are
                          unsecured or
                          secured by lower-
                          rated insurers or
                          guarantors and
                          thus may involve
                          greater risk
                        . See market risk
                          and interest rate
                          risk

--------------------------------------------------------------------------------

                                              . May preserve the
 U.S. GOVERNMENT        . Not all U.S.          Fund's assets
 SECURITIES               government
                          securities are
 Up to 35%                insured or          . Regular interest
                          guaranteed by the     income
                          U.S. government
                          but only by the     . Generally more
                          issuing agency        secure than
                                                lower-quality
                                                debt securities
                                                and equity
                        . Limits potential      securities
                          for capital
                          appreciation
                                              . Principal and
                        . See market risk,      interest may be
                          credit risk and       guaranteed by
                          interest rate         the U.S.
                          risk                  government

--------------------------------------------------------------------------------

 ILLIQUID               . May be difficult    . May offer a more
 SECURITIES               to value              attractive yield
                          precisely             or potential for
 Up to 15% of net       . May be difficult      growth than more
 assets                   to sell at the        widely traded
                          time or price         securities
                          desired

--------------------------------------------------------------------------------

 MONEY MARKET           . Limits potential    . May preserve the
 INSTRUMENTS              for capital           Fund's assets
                          appreciation
                        . See credit risk
 Up to 100% on a          and market risk
 temporary basis

--------------------------------------------------------------------------------

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   How the Fund is Managed
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
The Company's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 1999, the Fund paid PIFM management fees of .60% of the Fund's average net assets.

   PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as the manager to all 46 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $72 billion.

INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PIFM has responsibility for all investment advisory services and supervises Jennison. PIFM pays Jennison at an annual rate of .30 of 1% of the Fund's average daily net assets up to $300 million and .25 of 1% of the average daily net assets over $300 million. As of September 30, 1999, Jennison managed approximately $48.4 billion in assets. Jennison has served as an investment adviser to investment companies since 1990.

PORTFOLIO MANAGERS

SPIROS "SIG" SEGALAS has served as a portfolio manager of the Fund since February 1999. Mr. Segalas has been in the investment business for over 35 years and has managed equity portfolios for investment companies since 1990. He is a founding member, Director, President and Chief


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   How the Fund is Managed
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Investment Officer of Jennison. Mr. Segalas received his B.A. from Princeton
University and is a member of the New York Society of Security Analysts.

  KATHLEEN MCCARRAGHER, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist. She has been a portfolio manager of the Fund since February 1999. She joined Jennison in 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer (1992 to 1998) as a portfolio manager and State Street Research and Management Co., where she was a member of the Investment Committee. She received her B.B.A. from the University of Wisconsin and her M.B.A. from Harvard Business School.

  JAMES N. KANNRY, CFA, has been a portfolio manager of the Fund since February 1999. He is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. Mr. Kannry received his B.A. from City College of New York and his M.B.A. from New York University. He holds a Chartered Financial Analyst (CFA) designation and is a member of the New York Society of Security Analysts.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each Class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling

--------------------------------------------------------------------------------

                                                                        17
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   How the Fund is Managed
--------------------------------------------------------------------------------

securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Company and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
   Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.


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


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   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
   The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

   The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a

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                                                                        19
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   Fund Distributions and Tax Issues
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broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought


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   Fund Distributions and Tax Issues
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----------------------------------------
                   CAPITAL GAIN
              +$   (taxes owed)

RECEIPTS
FROM        $        OR
SALE
              -$   CAPITAL LOSS
                   (offset against gain)
----------------------------------------

shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

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   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

   To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  . The amount of your investment
  . The length of time you expect to hold the shares and the impact of varying distribution fees
  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

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  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
  . Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------

                            CLASS A          CLASS B         CLASS C          CLASS Z
  Minimum purchase          $1,000           $1,000          $2,500           None
  amount/1/
  Minimum amount for        $100             $100            $100             None
  subsequent purchases/1/
  Maximum initial           5% of the public None            1% of the public None
  sales charge              offering price                   offering price
  Contingent Deferred       None             If sold during: 1% on sales      None
  Sales Charge                               Year 1       5% made within
  (CDSC)/2/                                  Year 2       4% 18 months of
                                             Year 3       3% purchase/2/
                                             Year 4       2%
                                             Years 5/6 1%
                                             Year 7       0%
  Annual distribution and   .30 of 1%;       1%              1%               None
  service (12b-1) fees      (.25 of 1%
  shown as a percentage of  currently)
  average net assets/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-- Automatic Investment Plan."
2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.
3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending September 30, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                         SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                  5.00%              5.26%       4.75%
  $25,000 to $49,999                 4.50%              4.71%       4.25%
  $50,000 to $99,999                 4.00%              4.17%       3.75%
  $100,000 to $249,999               3.25%              3.36%       3.00%
  $250,000 to $499,999               2.50%              2.56%       2.40%
  $500,000 to $999,999               2.00%              2.04%       1.90%
  $1 million and above*               None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:
  . Invest with an eligible group of related investors

  . Buy Class A shares of two or more Prudential mutual funds at the same time

  . Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

  The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required

--------------------------------------------------------------------------------

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minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge-- Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

  . Purchase your shares through an account at Prudential Securities,

  . Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or
  . Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

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   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

  . Current and former Directors/Trustees of the Prudential mutual funds
    (including the Company), and
  . Prudential, with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."


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     PRUDENTIAL JENNISON GROWTH FUND                  (800) 225-1852
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--------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.
For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

   We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Fund invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.


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Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This

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may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions
  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


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   As we noted before in the "Share Class Comparison" chart, the CDSC for Class
B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  . On certain sales from a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by

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Prudential and its affiliates. For more information, call Prudential at (800)
353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution


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request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   There is no sales charge for such exchanges. However, if you exchange --and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------

   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


--------------------------------------------------------------------------------

36 PRUDENTIAL JENNISON GROWTH FUND    [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
   Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the three years ended September 30, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from November 2, 1995 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS A SHARES (FISCAL PERIODS ENDED 9-30)
----------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE           1999     1998     1997   1996/1/
  NET ASSET VALUE, BEGINNING OF PERIOD    $14.44   $15.39   $10.97    $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)/4/          (.08)    (.04)    (.03)     (.03)
  Net realized and unrealized gain on
  investment transactions                   6.23      .40     4.45      1.00
  TOTAL FROM INVESTMENT OPERATIONS          6.15      .36     4.42       .97
----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized
  gains                                    (.54)   (1.31)       --        --
  NET ASSET VALUE, END OF PERIOD          $20.05   $14.44   $15.39    $10.97
  TOTAL RETURN/2/                         43.58%    3.02%   40.29%     9.70%
----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                  1999     1998     1997   1996/1/
  NET ASSETS, END OF PERIOD (000)       $911,467 $446,996 $145,022   $85,440
  Average net assets (000)              $748,315 $251,118 $105,982   $70,667
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
  fees/5/                                  1.05%    1.08%    1.09%  1.23%/3/
  Expenses, excluding distribution
  fees                                      .80%     .83%     .84%   .98%/3/
  Net investment income (loss)            (.44)%   (.26)%   (.25)% (.37)%/3/
  Portfolio turnover                         56%      58%      63%       42%

--------------------------------------------------------------------------------
1 Information shown is for the period 11-2-95 (when Class A shares were first offered) through 9-30-96.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.
3 Annualized.
4 Calculated based on weighted average shares outstanding during the period.

5 The Distributor of the Fund agreed to limit its distribution fees to .25 of 1% of the average daily net assets of the Class A shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES

The financial highlights for the three years ended September 30, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from November 2, 1995 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS B SHARES (FISCAL PERIODS ENDED 9-30)
-------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE             1999     1998     1997    1996/1/
  NET ASSET VALUE, BEGINNING OF PERIOD      $14.11   $15.18   $10.89     $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)/4/            (.22)    (.15)    (.12)      (.10)
  Net realized and unrealized gain on
  investment transactions                     6.08      .39     4.41        .99
  TOTAL FROM INVESTMENT OPERATIONS            5.86      .24     4.29        .89
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized
  gains                                      (.54)   (1.31)       --         --
  NET ASSET VALUE, END OF PERIOD            $19.43   $14.11   $15.18     $10.89
  TOTAL RETURN/2/                           42.51%    2.21%   39.39%      8.90%
-------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                    1999     1998     1997    1996/1/
  NET ASSETS, END OF PERIOD (000)       $1,506,839 $708,463 $419,405   $231,541
  Average net assets (000)              $1,236,825 $557,823 $299,476   $162,412
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
  fees                                       1.80%    1.83%    1.84%   1.98%/3/
  Expenses, excluding distribution
  fees                                        .80%     .83%     .84%    .98%/3/
  Net investment income (loss)             (1.19)%  (1.01)%  (1.00)% (1.12)%/3/
  Portfolio turnover                           56%      58%      63%        42%

--------------------------------------------------------------------------------
1 Information shown is for the period 11-2-95 (when Class B shares were first offered) through 9-30-96.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.
3 Annualized.
4 Calculated based on weighted average shares outstanding during the period.


--------------------------------------------------------------------------------

38   PRUDENTIAL JENNISON GROWTH FUND       [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


CLASS C SHARES

The financial highlights for the three years ended September 30, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, highlights for the period from November 2, 1995 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS C SHARES (FISCAL PERIODS ENDED 9-30)
----------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE            1999    1998    1997    1996/1/
  NET ASSET VALUE, BEGINNING OF PERIOD     $14.11  $15.18  $10.89     $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)/4/           (.22)   (.15)   (.12)      (.10)
  Net realized and unrealized gain on
  investment transactions                    6.08     .39    4.41        .99
  TOTAL FROM INVESTMENT OPERATIONS           5.86     .24    4.29        .89
----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized gains     (.54)  (1.31)      --         --
  NET ASSET VALUE, END OF PERIOD           $19.43  $14.11  $15.18     $10.89
  TOTAL RETURN/2/                          42.51%   2.21%  39.39%      8.90%
----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                   1999    1998    1997    1996/1/
  NET ASSETS, END OF PERIOD (000)        $141,770 $45,126 $25,134    $15,281
  Average net assets (000)                $98,033 $35,337 $18,248    $12,550
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees     1.80%   1.83%   1.84%   1.98%/3/
  Expenses, excluding distribution fees      .80%    .83%    .84%    .98%/3/
  Net investment income (loss)            (1.20)% (1.01)% (1.00)% (1.12)%/3/
  Portfolio turnover                          56%     58%     63%        42%

--------------------------------------------------------------------------------
1 Information shown is for the period 11-2-95 (when Class C shares were first offered) through 9-30-96.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.
3 Annualized.
4 Calculated based on weighted average shares outstanding during the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES

The financial highlights for the three years ended September 30, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from April 15, 1996 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
-------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE           1999       1998     1997   1996/1/
  NET ASSET VALUE, BEGINNING OF

  PERIOD                                  $14.53     $15.45   $10.98    $10.32
  INCOME FROM INVESTMENT OPERATIONS:

  Net investment income (loss)/4/          (.04)         --       --      (.02)

  Net realized and unrealized gain
  on investment transactions                6.29        .39     4.47       .68

  TOTAL FROM INVESTMENT OPERATIONS          6.25        .39     4.47       .66
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:

  Distributions from net realized
  gains                                    (.54)     (1.31)       --        --

  NET ASSET VALUE, END OF PERIOD          $20.24     $14.53   $15.45    $10.98

  TOTAL RETURN/2/                         43.94%      3.22%   40.71%     6.40%
-------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                  1999       1998     1997   1996/1/
  NET ASSETS, END OF PERIOD (000)     $1,893,457 $1,021,903 $609,869  $362,416

  Average net assets (000)            $1,596,809   $810,296 $455,684   $26,829

  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
  fees                                      .80%       .83%     .84%   .98%/3/
  Expenses, excluding distribution
  fees                                      .80%       .83%     .84%   .98%/3/
  Net investment income (loss)             (.19)%     (.01)%     --  (.12)%/3/
  Portfolio turnover                         56%        58%      63%       42%

--------------------------------------------------------------------------------
1 Information shown is for the period 4-15-96 (when Class Z shares were first offered) through 9-30-96.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.
3 Annualized.
4 Calculated based on weighted average shares outstanding during the period.


--------------------------------------------------------------------------------

40   PRUDENTIAL JENNISON GROWTH FUND    [GRAPHIC]   (800) 225-1852

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.
STOCK FUNDS

Prudential Distressed Securities Fund, Inc.

Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund

The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund

Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund

Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

Target Funds
 Large Capitalization Growth Fund
 Large Capitalization Value Fund
 Small Capitalization Growth Fund
 Small Capitalization Value Fund

ASSET ALLOCATION/BALANCED FUNDS
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS

GLOBAL STOCK FUNDS
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
Global Utility Fund, Inc.
Target Funds
 International Equity Fund

GLOBAL BOND FUNDS

Prudential Global Total Return Fund, Inc.

Prudential International Bond Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
Target Funds
 Total Return Bond Fund

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS

COMMAND Money Fund

COMMAND Government Fund

COMMAND Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND                  (800) 225-1852
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------




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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




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--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for fu-ture reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)
--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM
--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request:
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC

 (For hours of operation, call 1-202-942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov
--------------------------------------------------------------------------------

    CUSIP Nos.:                                         Quotron Symbols:

CLASS A: 74437E107                                                  PJFAX

CLASS B: 74437E206                                                  PJFBX

CLASS C: 74437E305                                                  PJFCX

CLASS Z: 74437E404                                                  PJFZX

Investment Company Act File No.:
811-07343


MF168A             [LOGO OF RECYCLED PAPER]  Printed on Recycled Paper

     FUND TYPE:
     _________________________________
     Stock

     INVESTMENT OBJECTIVE:
     _________________________________
     Long-term growth of capital
     and income; current income
     is a secondary objective


     Prudential Jennison
     Growth & Income Fund
                                                [LOGO OF PRUDENTIAL INVESTMENTS]

--------------------------------------------------------------------------------

PROSPECTUS: DECEMBER 2, 1999

As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Fund's shares,
nor has the SEC determined that
this prospectus is complete or
accurate. It is a criminal
offense to state otherwise.
                                                   [LOGO] PRUDENTIAL INVESTMENTS

--------------------------------------------------------------------------------
   Table of Contents
--------------------------------------------------------------------------------

 1   Risk/Return Summary
 1   Investment Objective and Principal Strategies
 1   Principal Risks
 3   Evaluating Performance
 4   Fees and Expenses


 6   How the Fund Invests

 6   Investment Objective and Policies
 8   Other Investments and Strategies
 11  Investment Risks


 15  How the Fund is Managed

 15  Board of Directors
 15  Manager
 15  Investment Adviser
 15  Portfolio Manager
 16  Distributor
 16  Year 2000 Readiness Disclosure


 17  Fund Distributions and Tax Issues

 17  Distributions
 18  Tax Issues
 19  If You Sell or Exchange Your Shares


 21  How to Buy, Sell and Exchange Shares of the Fund

 21  How to Buy Shares
 29  How to Sell Your Shares
 33  How to Exchange Your Shares


 35  Financial Highlights

 35  Class A Shares
 36  Class B Shares
 37  Class C Shares
 38  Class Z Shares


 39  The Prudential Mutual Fund Family


     For More Information (Back Cover)

--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH & INCOME FUND
                                           [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WE ARE OPPORTUNISTIC INVESTORS

In deciding which stocks to buy we emphasize both projected earning growth and attractive valuations. This means characteristics of the stocks we own (growth or value and mid cap or larger cap) can change depending on where we believe the best trade-off between earnings growth and attractive valuation may be at any given time.

--------------------------------------------------------------------------------

This section highlights key information about the PRUDENTIAL JENNISON GROWTH & INCOME FUND, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL AND INCOME WITH CURRENT INCOME AS A SECONDARY OBJECTIVE. We invest at least 65% of our total assets in common stocks of established companies whose growth prospects we believe are under-appreciated by the market. Our approach is to identify stocks that have good fundamental prospects but that are selling at what in our opinion is a depressed valuation level relative to those prospects. We also attempt to moderate equity risk from time to time by holding cash reserves and engaging in short sales. Although our major focus is on the U.S. equity market, we have the ability to buy stocks of foreign companies. Also, although the Fund is mostly invested in equity securities, we have the ability to invest in equity-related securities such as nonconvertible preferred stocks and convertible securities and in fixed-income securities. The Fund also can use derivative securities in implementing its strategy. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests mainly in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The success of the Fund depends greatly on the investment adviser's ability to identify companies whose growth prospects are underappreciated by the market. These holdings may be somewhat more volatile than the overall market. The Fund's holdings can vary significantly from broad market

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

indexes, and performance of the Fund can deviate from the performance of such indexes. Additionally, although current income is a secondary objective, there is no guarantee that the Fund's holdings will pay any dividend income.

   The Fund invests in debt obligations which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay the Fund interest or repay principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline. Debt securities rated below investment grade--also known as "junk bonds"--have a higher risk of default and tend to be less liquid than higher-rated debt securities.

   Since the Fund may invest in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those of U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.

   Some of our investment strategies--such as using derivatives and leverage-- also involve above-average risks. The Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Leverage risk is the risk associated with investments or trading strategies (such as short sales) that relatively small market movements may result in large changes in the value of an investment.

   Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH & INCOME FUND
                                           [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

                                    [CHART]
Annual Returns* (Class A shares)
-----------------------------------------------------------------------------
                               1997          21.08%
                               1998           8.25%

BEST QUARTER: 15.73% (4th quarter of 1998) WORST QUARTER: -12.09% (3rd quarter of 1998)

* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return of the Class A shares from 1-1-99 to 9-30-99 was 8.87%.

 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-98)

--------------------------------------------------
                       1 YR        SINCE INCEPTION
  Class A shares     19.70% 12.51% (since 11-7-96)
  Class B shares     19.98% 12.85% (since 11-7-96)
  Class C shares     22.73% 13.28% (since 11-7-96)
  Class Z shares     26.31% 14.84% (since 11-7-96)
  S&P 500/2/         28.60% 31.37%
  Lipper Average/3/  16.38% 45.44%

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2 The Standard & Poor's 500 Composite Stock Price Index (S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source:
  Lipper Inc.

3 The Lipper Average is based on the average return of all mutual funds in each share class for the one year and since-inception periods in the Lipper Multi-Cap Value Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                       CLASS A    CLASS B    CLASS C    CLASS Z
  Maximum sales charge (load) imposed       5%       None         1%       None
  on purchases (as a percentage of
  offering price)

  Maximum deferred sales charge           None         5%/2/      1%/3/    None
  (load) (as a percentage of the
  lower of original purchase price or
  sale proceeds)

  Maximum sales charge (load) imposed     None       None       None       None
  on reinvested dividends and other
  distributions

  Redemption fees                         None       None       None       None

  Exchange fee                            None       None       None       None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                       CLASS A    CLASS B    CLASS C    CLASS Z
  Management fees                         .60%       .60%       .60%       .60%
  + Distribution and service (12b-1)      .30%/4/
  fees                                              1.00%      1.00%       None
  + Other expenses                        .40%       .45%       .45%       .45%
  = Total annual Fund operating          1.30%      2.05%      2.05%      1.05%
   expenses
  - Fee waiver or expense                 .05%
  reimbursement                                      None       None       None
  = NET ANNUAL FUND OPERATING            1.25%/4/   2.05%      2.05%      1.05%
   EXPENSES

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
4 For the fiscal year ending September 30, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


--------------------------------------------------------------------------------

4 PRUDENTIAL JENNISON GROWTH & INCOME FUND      [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------

                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $621  $887 $1,173 $1,985
  Class B shares  $708  $943 $1,203 $2,097
  Class C shares  $406  $736 $1,192 $2,455
  Class Z shares  $107  $334 $  579 $1,283

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $621  $887 $1,173 $1,985
  Class B shares  $208  $643 $1,103 $2,097
  Class C shares  $306  $736 $1,192 $2,455
  Class Z shares  $107  $334 $  579 $1,283


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OUR OPPORTUNISTIC STYLE

We generally invest in mid-size and large companies that have what we believe are a superior trade-off between good earnings growth prospects and attractive valuation levels. The Fund generally will hold approximately 60 to 70 stocks that we believe are most attractive on a 12 to 18 month horizon.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL AND INCOME. CURRENT INCOME IS A SECONDARY OBJECTIVE. This means we seek investments that we believe will appreciate in value over time as our primary aim as well as pay the Fund dividends and other income. While we make every effort to achieve our objective, we can't guarantee success.

  In pursuing our objective, we normally invest mostly in common stocks of established companies whose growth prospects are, in our opinion, underappreciated by the market. These may include companies that are currently experiencing relatively poor earnings results, but we believe are about to experience a positive change in the fundamental outlook due to important changes in management philosophy, new products, industry conditions, etc. Also, in identifying attractive stocks relative to our strategy, we look for companies that may be delivering good current earnings growth, but the market has not yet appreciated that growth.
   Our strategy is to invest in companies that have the most attractive trade-off between good earnings growth prospects and low valuation characteristics. We want to be opportunistic in being able to identify stocks that best fit our criteria. This may weight the portfolio more towards either growth stocks or value stocks depending on the market environment. Similarly, the portfolio may emphasize different market capitalization areas depending on market conditions. At any given time we will have a mix in the portfolio between small, medium or larger capitalization companies, but the concentration of the portfolio toward one end of the capitalization spectrum can change depending on market conditions.
   Also, although current income is a secondary objective, some of our holdings may pay little or no dividend income.
   In addition to buying common stocks, we may invest in other equity-related securities. These include nonconvertible preferred stock, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures, real estate investment trusts, American Depositary Receipts (ADRs) and similar securities.


--------------------------------------------------------------------------------

6  PRUDENTIAL JENNISON GROWTH & INCOME FUND  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

   We also may buy convertible securities. These are securities--like bonds, corporate notes and preferred stock--that we can convert into the company's common stock or some other equity security.
   Generally, we consider selling a security when, in the opinion of the investment adviser, it no longer has the risk/reward characteristics to make it an attractive holding given our opportunistic strategy.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options
Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Fund also may purchase futures contracts on debt securities and aggregates of debt securities. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.

   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

OTHER EQUITY-RELATED SECURITIES
In addition to the common stocks of companies whose growth prospects the investment adviser believes to be underappreciated by the market, the Fund may invest up to 35% of its total assets in other equity-related securities.

FOREIGN SECURITIES
We may invest up to 20% of the Fund's total assets in FOREIGN SECURITIES, including stocks and other equity-related securities and fixed-income securities of foreign issuers. For purposes of the 20% limit, we do not consider ADRs and other similar receipts or shares to be foreign securities.

FIXED-INCOME SECURITIES

The Fund may invest up to 30% of its assets in fixed-income obligations, including corporate and noncorporate obligations such as U.S. government securities. We can invest up to 10% of total assets in debt obligations rated BB or lower by Standard & Poor's Ratings Group or Ba or lower by Moody's Investors Service, Inc. These lower-rated obligations--also known as "junk bonds"--have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. We also may invest in


--------------------------------------------------------------------------------

8    PRUDENTIAL JENNISON GROWTH & INCOME FUND       [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

obligations that are not rated, but that we believe are of comparable quality to these obligations.

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

SHORT SALES

The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

REPURCHASE AGREEMENTS

The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund.

MONEY MARKET INSTRUMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high-quality foreign or domestic MONEY MARKET INSTRUMENTS. Money market instruments include

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

the commercial paper of corporations; certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars). Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.
   The Fund also may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Fund's assets in common stocks.

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH & INCOME FUND
                                           [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.

 INVESTMENT TYPE
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS

 COMMON STOCK OF      . Individual stocks     . Historically,
 ESTABLISHED            could lose value        stocks have
 COMPANIES WITH                                 outperformed
 UNDERAPPRECIATED     . The equity              other
 GROWTH PROSPECTS       markets could go        investments over
                        down, resulting         the long term
 At least 65%           in a decline in
                        value of the
                        Fund's                . Generally,
                        investments             economic growth
                                                means higher
                      . Companies that          corporate
                        pay dividends may       profits, which
                        not do so if they       lead to an
                        don't have              increase in
                        profits or              stock prices,
                        adequate cash           known as capital
                        flow                    appreciation


                      . Changes in            . May be a source
                        economic or             of dividend
                        political               income
                        conditions, both
                        domestic and
                        international,
                        may result in a
                        decline in value
                        of the Fund's
                        investments

--------------------------------------------------------------------------------

 FOREIGN              . Foreign markets,      . Investors can
 SECURITIES             economies and           participate in
                        political systems       foreign markets
 Up to 20%              may not be as           and invest in
                        stable as in the        companies
                        U.S.                    operating in
                                                those markets
                      . Currency risk--
                        changing values       . May profit from
                        of foreign              changing values
                        currencies can          of foreign
                        cause losses            currencies

                      . May be less           . Opportunities
                        liquid than U.S.        for
                        stocks and bonds        diversification

                      . Differences in
                        foreign laws,
                        accounting
                        standards, public
                        information,
                        custody and
                        settlement
                        practices provide
                        less reliable
                        information on
                        foreign
                        investments and
                        involve more risk

                      . Year 2000
                        conversion may be
                        more of a problem
                        for some foreign
                        issuers

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------


 SHORT SALES          . May magnify           . May magnify
                        underlying              underlying
                        investment losses       investment gains

 Up to 25% of net     . Investment costs
 assets                 may exceed
                        potential
                        underlying
                        investment gains

--------------------------------------------------------------------------------
 DERIVATIVES          . Derivatives such      . The Fund could
                        as futures,             make money and
 Percentage varies      options and             protect against
                        foreign currency        losses if the
                        forward contracts       investment
                        that are used for       analysis proves
                        hedging purposes        correct
                        may not fully         . Derivatives that
                        offset the              involve leverage
                        underlying              could generate
                        positions and           substantial
                        this could result       gains at low
                        in losses to the        cost
                        Fund that would
                        not have              . One way to
                        otherwise               manage the
                        occurred                Fund's
                                                risk/return
                      . Derivatives used        balance is to
                        for risk                lock in the
                        management may          value of an
                        not have the            investment ahead
                        intended effects        of time
                        and may result in
                        losses or missed
                        opportunities
                      . The other party
                        to a derivatives
                        contract could
                        default
                      . Derivatives that
                        involve leverage
                        could magnify
                        losses
                      . Certain types of
                        derivatives
                        involve costs to
                        the Fund that can
                        reduce returns

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH & INCOME FUND
                                           [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL
 ASSETS                  RISKS                  POTENTIAL REWARDS
 FIXED-INCOME         . The Fund's            . Regular interest
 OBLIGATIONS            holdings, share         income
                        price and total
 Up to 30%              return may            . High-quality
                        fluctuate in            debt obligations
                        response to bond        are generally
                        market movements        more secure than
                                                stocks since
                      . Credit risk--the        companies must
                        risk that the           pay their debts
                        default of an           before they pay
                        issuer would            dividends
                        leave the Fund
                        with unpaid           . Most bonds will
                        interest or             rise in value
                        principal. The          when interest
                        lower a bond's          rates fall
                        quality, the
                        higher its            . Bonds have
                        potential               generally
                        volatility              outperformed
                                                money market
                      . Market risk --          instruments over
                        the risk that           the long term,
                        the market value        with less risk
                        of an investment        than stocks
                        may move up or
                        down, sometimes       . Investment-grade
                        rapidly or              bonds have a
                        unpredictably.          lower risk of
                        Market risk may         default than
                        affect an               junk bonds
                        industry, a
                        sector, or the        . Junk bonds offer
                        market as a whole       higher yields
                                                and higher
                      . Interest rate           potential gains
                        risk--the risk          than investment-
                        that the value of       grade bonds
                        most bonds will
                        fall when
                        interest rates
                        rise. The longer
                        a bond's maturity
                        and the lower its
                        credit quality,
                        the more its
                        value typically
                        falls. It can
                        lead to price
                        volatility,
                        particularly for
                        junk bonds

                      . Junk bonds have a
                        higher risk of
                        default, tend to
                        be less liquid
                        and may be more
                        difficult to
                        value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL
 ASSETS                 RISKS                   POTENTIAL REWARDS

 U.S. GOVERNMENT      . Limits potential      . May preserve the
 SECURITIES             for capital             Fund's assets
                        appreciation

                      . See market risk,      . Regular interest
 Up to 30%              credit risk and         income
                        interest rate
                        risk                  . Generally more
                                                secure than
                      . Not all U.S.            lower-quality
                        government              debt securities
                        securities are          and equity
                        insured by the          securities
                        U.S. government,      . Principal and
                        but only by the         interest may be
                        issuing agency          guaranteed by
                                                the U.S.
                                                government

--------------------------------------------------------------------------------

 MONEY MARKET         . Limits potential      . May preserve the
 INSTRUMENTS            for capital             Fund's assets
                        appreciation
 Up to 100% on a
 temporary basis      . See credit risk
                        and market risk

--------------------------------------------------------------------------------

 ILLIQUID             . May be difficult      . May offer a more
 SECURITIES             to value                attractive yield
                        precisely               or potential for
 Up to 15% of net                               growth than more
 assets               . May be difficult        widely traded
                        to sell at the          securities
                        time or price
                        desired

--------------------------------------------------------------------------------

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14   PRUDENTIAL JENNISON GROWTH & INCOME FUND      [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 1999, the Fund paid PIFM management fees of .60% of the Fund's average net assets.

   PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as the manager to all 46 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $72 billion.

INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PIFM has responsibility for all investment advisory services and supervises Jennison. PIFM pays Jennison at an annual rate of .30 of 1% of the Fund's average daily net assets up to $300 million and .25 of 1% of the average daily net assets over $300 million. As of September 30, 1999, Jennison managed approximately $48.4 billion in assets. Jennison has served as an investment adviser to investment companies since 1990.

PORTFOLIO MANAGER
BRADLEY GOLDBERG, CFA, has been the portfolio manager for the Fund since its inception and is responsible for the day-to-day management of the Fund. Mr. Goldberg is an Executive Vice President and Director of Jennison. Mr. Goldberg joined Jennison in 1974 as a portfolio manager. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. He holds a Chartered Financial Analyst (CFA) designation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------


DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Company and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
   Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.


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16   PRUDENTIAL JENNISON GROWTH & INCOME FUND  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again, unless you hold your shares in a qualified tax-deferred plan or account.
   The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to share-holders typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

   The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a

--------------------------------------------------------------------------------

                                                                        17
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   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends- received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so


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because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

[CHART]

Receipts           +$  Capital Gain
from Sale    $         (taxes owed)

                   -$  Capital Loss
                       (offset against gain)

   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other

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   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

   To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  . The amount of your investment
  . The length of time you expect to hold the shares and the impact of varying distribution fees

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  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
  . Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------

                            CLASS A          CLASS B         CLASS C          CLASS Z

  Minimum purchase          $1,000           $1,000          $2,500           None
  amount/1/

  Minimum amount for        $100             $100            $100             None
  subsequent purchases/1/

  Maximum initial           5% of the public None            1% of the public None
  sales charge              offering price                   offering price

  Contingent Deferred       None             If sold during: 1% on sales      None
  Sales Charge                               Year 1       5% made within
  (CDSC)/2/                                  Year 2       4% 18 months of
                                             Year 3       3% purchase/2/
                                             Year 4       2%
                                             Years 5/6 1%
                                             Year 7       0%
  Annual distribution and   .30 of 1%        1%              1%               None
  service (12b-1) fees      (.25 of 1%
  shown as a percentage of  currently)
  average net assets/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-- Automatic Investment Plan."
2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares-- Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.
3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending September 30, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                         SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                  5.00%              5.26%       4.75%
  $25,000 to $49,999                 4.50%              4.71%       4.25%
  $50,000 to $99,999                 4.00%              4.17%       3.75%
  $100,000 to $249,999               3.25%              3.36%       3.00%
  $250,000 to $499,999               2.50%              2.56%       2.40%
  $500,000 to $999,999               2.00%              2.04%       1.90%
  $1 million and above*               None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:
  . Invest with an eligible group of related investors

  . Buy Class A shares of two or more Prudential mutual funds at the same time

  . Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

   The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


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     PRUDENTIAL JENNISON GROWTH & INCOME FUND
                                           [GRAPHIC]  (800) 225-1852

     24
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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

  . Purchase your shares through an account at Prudential Securities,

  . Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or
  . Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

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   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

  . Current and former Directors/Trustees of the Prudential mutual funds
    (including the Company), and
  . Prudential, with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."


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--------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value.
The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.
For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

   We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Fund invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

--------------------------------------------------------------------------------

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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to


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provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.
--------------------------------------------------------------------------------


                                                                        29
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RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions
  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts


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representing the cost of shares held for the longest period of time within the applicable CDSC period.
   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  . On certain sales from a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution


--------------------------------------------------------------------------------

32   PRUDENTIAL JENNISON GROWTH & INCOME FUND        [GRAPHIC]  (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


--------------------------------------------------------------------------------

34   PRUDENTIAL JENNISON GROWTH & INCOME FUND    [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
   Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS A SHARES (FISCAL PERIODS ENDED 9-30)
----------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                1999    1998  1997/1/
  NET ASSET VALUE, BEGINNING OF PERIOD         $10.98  $12.89   $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           .07     .15      .09
  Net realized and unrealized gain (loss) on
  investment transactions                        2.68  (1.32)     2.87
  TOTAL FROM INVESTMENT OPERATIONS               2.75  (1.17)     2.96
----------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.06)   (.12)    (.07)
  Distributions from net realized gains         (.91)   (.62)       --
  TOTAL DISTRIBUTIONS                           (.97)   (.74)    (.07)
  NET ASSET VALUE, END OF PERIOD               $12.76  $10.98   $12.89
  TOTAL RETURN/2/                              26.00% (9.40)%   29.72%
----------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                       1999    1998  1997/1/
  NET ASSETS, END OF PERIOD (000)             $37,158 $31,339  $34,846
  Average net assets (000)                    $35,815 $35,145  $27,008
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees/4/      1.30%   1.31% 1.58%/3/
  Expenses, excluding distribution fees         1.05%   1.06% 1.33%/3/
  Net investment income                          .54%   1.20%  .90%/3/
  Portfolio turnover                             111%     99%      55%

--------------------------------------------------------------------------------
1 Information shown is for the period 11-7-96 (when Class A shares were first offered) through 9-30-97.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.
3  Annualized.

4 The Distributor of the Fund agreed to limit its distribution fees to .25 of 1% of the average daily net assets of the Class A shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS B SHARES (FISCAL PERIODS ENDED 9-30)
-----------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                1999     1998  1997/1/
  NET ASSET VALUE, BEGINNING OF PERIOD         $10.96   $12.86   $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         (.03)      .06      .02
  Net realized and unrealized gain (loss) on
  investment transactions                        2.67   (1.31)     2.86
  TOTAL FROM INVESTMENT OPERATIONS               2.64   (1.25)     2.88
-----------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.01)    (.03)    (.02)
  Distributions from net realized gains         (.91)    (.62)       --
  TOTAL DISTRIBUTIONS                           (.92)    (.65)    (.02)
  NET ASSET VALUE, END OF PERIOD               $12.68   $10.96   $12.86
  TOTAL RETURN/2/                              24.98% (10.01)%   28.83%
-----------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                       1999     1998  1997/1/
  NET ASSETS, END OF PERIOD (000)             $92,032  $84,751  $87,558
  Average net assets (000)                    $94,904  $93,465  $62,575
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees         2.05%    2.06% 2.33%/3/
  Expenses, excluding distribution fees         1.05%    1.06% 1.33%/3/
  Net investment income                        (.20)%     .46%  .15%/3/
  Portfolio turnover                             111%      99%      55%

--------------------------------------------------------------------------------
1 Information shown is for the period 11-7-96 (when Class B shares were first offered) through 9-30-97.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.
3  Annualized.


--------------------------------------------------------------------------------

36     PRUDENTIAL JENNISON GROWTH & INCOME FUND    [GRAPHIC]     (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS C SHARES (FISCAL PERIODS ENDED 9-30)
----------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE               1999     1998  1997/1/
  NET ASSET VALUE, BEGINNING OF PERIOD        $10.96   $12.86   $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        (.02)      .06      .02
  Net realized and unrealized gain (loss) on
  investment transactions                       2.66   (1.31)     2.86
  TOTAL FROM INVESTMENT OPERATIONS              2.64   (1.25)     2.88
----------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (.01)    (.03)    (.02)
  Distributions from net realized gains        (.91)    (.62)       --
  TOTAL DISTRIBUTIONS                          (.92)    (.65)    (.02)
  NET ASSET VALUE, END OF PERIOD              $12.68   $10.96   $12.86
  TOTAL RETURN/2/                             24.98% (10.01)%   28.83%
----------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                      1999     1998  1997/1/
  NET ASSETS, END OF PERIOD (000)             $7,636   $7,124   $7,111
  Average net assets (000)                    $7,702   $7,734   $5,631
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees        2.05%    2.06% 2.33%/3/
  Expenses, excluding distribution fees        1.05%    1.06% 1.33%/3/
  Net investment income                       (.19)%     .46%  .15%/3/
  Portfolio turnover                            111%      99%      55%

--------------------------------------------------------------------------------
1 Information shown is for the period 11-7-96 (when Class C shares were first offered) through 9-30-97.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.
3  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
----------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE               1999     1998  1997/1/
  NET ASSET VALUE, BEGINNING OF PERIOD        $11.00   $12.93   $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          .09      .17      .10
  Net realized and unrealized gain (loss) on
  investment transactions                       2.69   (1.33)     2.92
  TOTAL FROM INVESTMENT OPERATIONS              2.78   (1.16)     3.02
----------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.07)   (.15)    (.09)
  Distributions from net realized gains         (.91)   (.62)       --
  TOTAL DISTRIBUTIONS                           (.98)   (.77)    (.09)
  NET ASSET VALUE, END OF PERIOD              $12.80   $11.00   $12.93
  TOTAL RETURN/2/                             26.31%  (9.31)%   30.30%
----------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                      1999     1998  1997/1/
  NET ASSETS, END OF PERIOD (000)             $4,263   $1,836     $609
  Average net assets (000)                    $3,088   $1,374     $227
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees        1.05%    1.06% 1.33%/3/
  Expenses, excluding distribution fees        1.05%    1.06% 1.33%/3/
  Net investment income                         .76%    1.54% 1.15%/3/
  Portfolio turnover                            111%      99%      55%

--------------------------------------------------------------------------------
1 Information shown is for the period 11-7-96 (when Class Z shares were first offered) through 9-30-97.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.
3  Annualized.


--------------------------------------------------------------------------------

38     PRUDENTIAL JENNISON GROWTH & INCOME FUND       [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund
Target Funds
 Large Capitalization Growth Fund
 Large Capitalization Value Fund
 Small Capitalization Growth Fund
 Small Capitalization Value Fund
ASSET ALLOCATION/BALANCED FUNDS
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
GLOBAL STOCK FUNDS
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
Global Utility Fund, Inc.
Target Funds
 International Equity Fund

GLOBAL BOND FUNDS

Prudential Global Total Return Fund, Inc.

Prudential International Bond Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------


BOND FUNDS
TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
Target Funds
 Total Return Bond Fund

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS

COMMAND Money Fund

COMMAND Government Fund

COMMAND Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH & INCOME FUND         (800) 225-1852
[GRAPHIC]

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


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                                                                        45

    FOR MORE INFORMATION
    ________________________________________________________________

Please read this prospectus before you invest in the Fund and keep it for fu-ture reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)
--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM
--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request:
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov
--------------------------------------------------------------------------------

    CUSIP Nos.:      Quotron Symbols:
Class A: 74437E 503       PJIAX
Class B: 74437E 602       PJIBX
Class C: 74437E 701         --
Class Z: 74437E 800         --

Investment Company Act File No.:
811-5055


MF172A                       [LOGO OF RECYCLED PAPER] Printed on Recycled Paper

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

        Statement of Additional Information dated December 2, 1999

 The Prudential Investment Portfolios, Inc. (the Company) is an open-end, diversified, management investment company consisting of three series:
Prudential Active Balanced Fund (Active Balanced Fund), Prudential Jennison Growth Fund (Growth Fund) and Prudential Jennison Growth & Income Fund (Growth & Income Fund) (each a Fund and collectively the Funds).

 The investment objective of Active Balanced Fund is to seek income and long-term growth of capital by investing in a portfolio of equity-related, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

 The investment objective of Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization.

 The primary investment objective of Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

 Each Fund may also engage in various derivative transactions, such as using options on stocks, stock indexes and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indexes and options thereon to hedge its portfolio and to attempt to enhance return.

 There can be no assurance that the Funds' investment objectives will be achieved. See "Description of the Funds, Their Investments and Risks."

 The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

 This Statement of Additional Information is not a prospectus and should be read in conjunction with Active Balanced Fund's Prospectus, Growth Fund's Prospectus and Growth & Income Fund's Prospectus, each dated December 2, 1999, copies of which may be obtained from the Company upon request.

                               TABLE OF CONTENTS

                                                                      Page
                                                                 ---------------
Company History................................................. B-2
Description of the Funds, Their Investments and Risks........... B-2
Investment Restrictions......................................... B-24
Management of the Company....................................... B-27
Control Persons and Principal Holders of Securities............. B-30
Investment Advisory and Other Services.......................... B-31
Brokerage Allocation and Other Practices........................ B-37
Capital Shares, Other Securities and Organization............... B-39
Purchase, Redemption and Pricing of Fund Shares................. B-40
Shareholder Investment Account.................................. B-51
Net Asset Value................................................. B-56
Taxes, Dividends and Distributions.............................. B-57
Performance Information......................................... B-59
Financial Statements............................................ B-62
Report of Independent Accountants............................... B-78,B-89,B-101
Description of Security Ratings................................. A-1
Appendix I--General Investment Information...................... I-1
Appendix II--Historical Performance Data........................ II-1
Appendix III--Information Relating to Prudential................ III-1
Appendix IV--5% Shareholders.................................... IV-1

MF172B

                                COMPANY HISTORY

 The Company changed its name from Prudential Jennison Fund, Inc. to Prudential Jennison Series Fund, Inc., effective on September 10, 1996, in connection with the offering of a second series, Prudential Jennison Growth & Income Fund (Growth & Income Fund). The existing series of the Company was redesignated Prudential Jennison Growth Fund (Growth Fund). On August 27, 1997, the Company added a third series, Prudential Jennison Active Balanced Fund. Prudential Jennison Active Balanced Fund did not commence operations until January 23, 1998, when it acquired the assets of Prudential Active Balanced Fund, a series of Prudential Index Series Fund (formerly Prudential Dryden Fund). On June 1, 1998, the Company changed its name to The Prudential Investment Portfolios, Inc., in connection with the replacement of Prudential Jennison Active Balanced Fund's investment adviser and Prudential Jennison Active Balanced Fund's name was changed to Prudential Active Balanced Fund (Active Balanced Fund).

             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

 (a) Classification. The Company is an open-end, diversified, management investment company consisting of three series. Each series operates as a separate fund with its own investment objectives and policies.

 (b) and (c) Investment Strategies, Policies and Risks. The investment objective of the Active Balanced Fund is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The primary investment objective of the Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. While the principal investment policies and strategies for seeking to achieve a Fund's objective are described in its Prospectus, a Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in trying to achieve its objective. A Fund may not succeed in achieving its objective and you could lose money.

 The terms "investment adviser" and "Subadviser" refer, in the case of Growth Fund and Growth & Income Fund, to Jennison Associates LLC (Jennison), and in the case of Active Balanced Fund, to The Prudential Investment Corporation, doing business as Prudential Investments (PI). See "Management of the Company" below.

Equity-Related Securities

 Each Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs) and American Depositary Shares (ADSs), and warrants and rights exercisable for equity securities.

 ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs or ADSs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

 A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a certain quantity of the common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

 In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Each Fund may invest in these types of convertible securities.

 The Growth Fund may invest in convertible securities which are rated investment grade or in unrated securities of comparable quality. The Growth & Income Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality. The Active Balanced Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality.

U.S. Government Securities

 U.S. Treasury Securities. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

 Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Each Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government except that the Growth & Income Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

 Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Mortgage-Related Securities

 The Active Balanced Fund and the Growth Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages, issued by the U.S. Government or an issuing agency or instrumentality which guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. The Active Balanced Fund also may invest in mortgage-backed securities issued by private entities. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. A Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

 The Active Balanced Fund and the Growth Fund may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities (FRMs), which are collateralized by fixed-rate mortgages.

 Private mortgage-backed securities in which the Active Balanced Fund may invest represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies.

 The Active Balanced Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously was customary. As new types of mortgage-backed securities are developed and offered to investors, the Active Balanced Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

 The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

 Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

 Government stripped mortgage-related interest only (IOs) and principal only
(POs) securities in which the Growth Fund and Active Balanced Fund may invest are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Fund will acquire IOs and POs only if, in the opinion of the Fund's Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. Each Fund will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Subadviser, subject to the supervision of the Board of Directors, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

 Investment in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.

 Collateralized Mortgage Obligations

 The Growth Fund and Active Balanced Fund also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

 In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

 In reliance on Securities and Exchange Commission (Commission) rules and orders, a Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits
(REMICs ), are not subject to the limitations of the Investment Company Act of 1940, as amended (Investment Company Act) on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Backed Securities

 The Active Balanced Fund may invest in asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables) or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

 Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

 Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

 Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Custodial Receipts

 The Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities.

 There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Liquidity Puts

 The Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

 Consistent with its investment objective, the Active Balanced Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's Subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

 These instruments are not deemed to be "put options" for purposes of the Active Balanced Fund's investment restriction.

Lower-Rated and Unrated Debt Securities

 The Active Balanced Fund and the Growth & Income Fund may invest, to a limited extent, in lower-rated and unrated debt securities. Non-investment grade fixed-income securities are rated lower than Baa (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. The Active Balanced Fund is not authorized to invest in excess of 20% of the fixed-income portion of its portfolio in non-investment grade fixed-income securities. The Growth & Income Fund may not invest more than 10% of its net assets in non-investment grade fixed-income securities.

 Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. An investment adviser considers both credit risk and market risk in making investment decisions for a Fund.

 Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

 Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

Foreign Securities

 Each Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

 A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

 Risk Factors and Special Considerations of Investing in Foreign Securities

 Foreign securities involve certain risks, which should be considered carefully by an investor in any Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possible imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

 Additional costs could be incurred in connection with the Funds' international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

 If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' securities denominated in that currency. Such changes also will affect the Funds' income and distributions to shareholders. In addition, although a Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

 Shareholders should be aware that investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

 Risk Factors and Special Considerations of Investing in Euro-Denominated Securities

 On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

 The conversion may adversely affect a Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

 The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect a Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

 The Funds' Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable each Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Funds' other service providers to address the conversion. No Fund has borne any expenses relating to these actions.

Risk Management and Return Enhancement Strategies

 Each Fund also may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. A Fund, and thus its investors, may lose money if the Fund is unsuccessful in its use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts and options thereon. The Active Balanced Fund also may purchase and sell currency spot contracts. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. The investment advisers do not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it is believed that doing so will help a Fund achieve its objectives. New financial products and risk management techniques continue to be developed and a Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

 Options on Securities

 Each Fund may purchase and write (that is, sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

 A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A Fund may also write a call option or write a put option if it maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A Fund may also write a put option if it holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

 If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

 A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

 A Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes, as described below.

 Options on Securities Indexes

 In addition to options on securities, each Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indexes are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

 The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

 Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

 Risks of Transactions in Options

 An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

 Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

 Risks of Options on Indexes

 A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

 Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

 The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

 Special Risks of Writing Calls on Indexes

 Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options."

 Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when a Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

 Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in the case of Growth Fund and Growth & Income Fund, in amounts not exceeding 20% of the Fund's total assets and in the case of Active Balanced Fund, in amounts not exceeding 30% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

 When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

 If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

 Risks Related to Foreign Currency Forward Contracts

 Each Fund may enter into foreign currency forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

 Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

 A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

 It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

 If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

 Each Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

 Although a Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

 Foreign Currency Strategies--Special Considerations

 The Active Balanced Fund may use options on foreign currencies, futures on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

 The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

 The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

 There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

 Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place with in the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might by required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

 Futures Contracts

 As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Growth & Income Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indexes and foreign currencies. The Growth Fund may purchase futures contracts on stock indexes and foreign currencies. The Active Balanced Fund may purchase futures contracts on securities, foreign currencies, stock indexes and interest rate indexes and options thereon.

 A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, a Fund may sell a futures contract. If declining interest rates are anticipated, a Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

 Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

 When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

 Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

 Risks of Transactions in Futures Contracts

 There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

 Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indices.

 Successful use of futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

 The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

 Options on Futures Contracts

 An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indexes, including the S&P 500 Stock Index and the NYSE Composite Index.

 The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

 Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options

 Each Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. A Fund will write put options on stock indexes and foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. A Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the market value of such Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. Neither Growth Fund nor Growth & Income Fund intends to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

 Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

 If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

 Position Limits. Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

 Risks of Risk Management and Return Enhancement Strategies

 Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions."

 The Funds will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Funds will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close out an option or futures transaction. The inability to close out options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

Short Sales

 The Growth Fund and Growth & Income Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. The Active Balanced Fund may make short sales against-the-box, provided no more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

 The Growth Fund and Growth & Income Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate with its Custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements

 Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date usually is within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

 A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

 Active Balanced Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements

 The Active Balanced Fund may commit up to 30% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Fund forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

 Reverse repurchase agreements involve sales by the Fund of portfolio securities to a financial institution concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

 Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Fund with the proceeds of the initial sale may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligations to repurchase the securities. The staff of the Commission has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings. The Company expects that under normal conditions most of the borrowings of the Fund will consist of such investment techniques rather than bank borrowings.

 The Active Balanced Fund may enter into reverse repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the investment adviser. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Active Balanced Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

Lending of Securities

 Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

 A loan may be terminated by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

 Since voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Borrowing

 Active Balanced Fund may borrow an amount equal to no more than 30% of the value of its total assets and Growth Fund and Growth & Income Fund may each borrow an amount equal to no more than 20% of the value of their respective total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Active Balanced Fund also may borrow through forward rolls, dollar rolls or through reverse repurchase agreements, and also to take advantage of investment opportunities. Active Balanced Fund may pledge up to 30% of its total assets and Growth Fund and Growth & Income Fund may each pledge up to 20% of their respective total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Growth Fund and Growth & Income Fund will not purchase portfolio securities when borrowings exceed 5% of the value of their respective total assets.

 Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

 Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets (either within or outside of the United States). Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

 Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund also might have to register such restricted securities to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

 In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

 Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

 Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Funds' investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

 The staff of the Commission has taken the position, which the Funds will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

Securities of Other Investment Companies

 Each Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, a Fund does not intend to invest more than 5% of its total assets in such securities. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. In addition, the Active Balanced Fund may purchase shares of affiliated investment companies. See "Investment Restrictions" below.

Segregated Assets

 Each Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

When-Issued and Delayed Delivery Securities

 Each Fund may purchase or sell securities on when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

(d) Temporary Defensive Strategy and Short-Term Investments

 When adverse market or economic conditions dictate a defensive strategy, each Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

 Each Fund also may temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

(e) Portfolio Turnover

 As a result of the investment policies described above, each Fund may engage in a substantial number of portfolio transactions, but neither the Growth Fund's nor the Growth & Income Fund's portfolio turnover rate is expected to exceed

100%, and the Active Balanced Fund's portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rate generally is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

 The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to each Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Growth Fund and Growth & Income Fund may not:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and, with respect to Growth & Income Fund, futures contracts on debt securities, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Neither Fund has adopted a fundamental investment policy with respect to investments in restricted securities. See "Investment Objectives and Policies--Illiquid Securities."

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

 10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

 11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

 12. Purchase more than 10% of all outstanding voting securities of any one issuer.

Active Balanced Fund may not:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements in an amount up to 30% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 30% of the value of its total assets to secure such borrowings. The purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result; (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, if may be deemed to be an underwriter under certain federal securities laws.

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other investment companies, except: (i) purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (ii) as part of a merger, consolidation or other acquisition, or (iii) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.

 10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

 11. Purchase more than 10% of all outstanding voting securities of any one issuer.

 Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                           MANAGEMENT OF THE COMPANY

  Name and Address **      Position with
         (Age)                Company         Principal Occupations During Past 5 Years
  -------------------      -------------      -----------------------------------------
Edward D. Beach (74)     Director          President and Director of BMC Fund, Inc., a
                                             closed-end investment company; formerly, Vice
                                             Chairman of Broyhill Furniture Industries,
                                             Inc.; Certified Public Accountant; Secretary
                                             and Treasurer of Broyhill Family Foundation,
                                             Inc.; Member of the Board of Trustees of Mars
                                             Hill College; Director of The High Yield
                                             Income Fund, Inc.; Director or Trustee of 44
                                             funds within the Prudential Mutual Funds.
Delayne Dedrick Gold     Director          Marketing and Management Consultant; Director of
(62)                                         The High Yield Income Fund, Inc.; Director or
                                             Trustee of 44 funds within the Prudential
                                             Mutual Funds.
*Robert F. Gunia (52)    Vice President    Chief Administrative Officer (since June 1999)
                         and Director        of Prudential Investments; Vice President
                                             (since September 1997) of The Prudential
                                             Insurance Company of America (Prudential);
                                             Executive Vice President and Treasurer (since
                                             December 1996) of Prudential Investments Fund
                                             Management LLC (PIFM); Senior Vice President
                                             (since March 1987) of Prudential Securities
                                             Incorporated (Prudential Securities); formerly
                                             Chief Administrative Officer (July 1990-
                                             September 1996), Director (January 1989-
                                             September 1996) and Executive Vice President,
                                             Treasurer and Chief Financial Officer (June
                                             1987-September 1996) of Prudential Mutual Fund
                                             Management, Inc.; Vice President and Director
                                             of The Asia Pacific Fund, Inc. (since May
                                             1989); Director of The High Yield Income Fund,
                                             Inc.; Director or Trustee of 45 funds within
                                             the Prudential Mutual Funds.
Douglas H. McCorkindale  Director          Vice Chairman (since March 1984) and President
(60)                                         (since September 1997) of Gannett Co. Inc.
                                             (publishing and media); Director of Gannett
                                             Co. Inc., Frontier Corporation and Continental
                                             Airlines, Inc.; Director or Trustee of 24
                                             funds within the Prudential Mutual Funds.
Thomas T. Mooney (57)    Director          President of the Greater Rochester Metro Chamber
                                             of Commerce; former Rochester City Manager;
                                             Trustee of Center for Governmental Research,
                                             Inc.; Director of Blue Cross of Rochester,
                                             Monroe County Water Authority, Rochester Jobs,
                                             Inc., Executive Service Corps of Rochester,
                                             Monroe County Industrial Development
                                             Corporation and Northeast Midwest Institute;
                                             President, Director and Treasurer of First
                                             Financial Fund, Inc. and The High Yield Plus
                                             Fund, Inc.; Director or Trustee of 34 other
                                             funds within the Prudential Mutual Funds.

  Name and Address **
         (Age)            Position with Company     Principal Occupations During Past 5 Years
  -------------------     ---------------------     -----------------------------------------
Stephen P. Munn (57)      Director               Chairman (since January 1994), Director and
                                                   President (since 1988) and Chief Executive
                                                   Officer (1988-December 1993) of Carlisle
                                                   Companies Incorporated (manufacturer of
                                                   industrial products); Director or Trustee of
                                                   30 funds within the Prudential Mutual Funds.
*David R. Odenath, Jr.    Director               Officer in Charge, President, Chief Executive
(42)                                               Officer and Chief Operating Officer (since
                                                   June 1999), PIFM; Senior Vice President (since
                                                   June 1999), Prudential; Senior Vice President
                                                   (August 1993-May 1999), PaineWebber Group
                                                   Inc.; Director or Trustee of 44 funds within
                                                   the Prudential Mutual Funds.
Richard A. Redeker (56)   Director               Formerly President, Chief Executive Officer and
                                                   Director (October 1993-September 1996) of
                                                   Prudential Mutual Fund Management, Inc.,
                                                   Executive Vice President, Director and Member
                                                   of the Operating Committee (1993-September
                                                   1996), Prudential Securities, Director
                                                   (October 1993-September 1996) of Prudential
                                                   Securities Group, Inc., Executive Vice
                                                   President (January 1994-September 1996), The
                                                   Prudential Investment Corporation, Director
                                                   (January 1994-September 1996), Prudential
                                                   Mutual Fund Distributors, Inc. and Prudential
                                                   Mutual Fund Services, Inc., and Senior
                                                   Executive Vice President and Director
                                                   (September 1978-September 1993) of Kemper
                                                   Financial Services, Inc.; Director or Trustee
                                                   of 30 funds within the Prudential Mutual
                                                   Funds.
Robin B. Smith (59)       Director               Chairman and Chief Executive Officer (since
                                                   August 1996) of Publishers Clearing House,
                                                   formerly President and Chief Executive Officer
                                                   (January 1988-August 1996) and President and
                                                   Chief Operating Officer (September 1981-
                                                   December 1988) of Publishers Clearing House;
                                                   Director of BellSouth Corporation, Texaco
                                                   Inc., Springs Industries Inc. and Kmart
                                                   Corporation; Director or Trustee of 32 funds
                                                   within the Prudential Mutual Funds.
*John R. Strangfeld, Jr.  President and Director Chief Executive Office, Chairman, President and
(45)                                               Director (since January 1990) of The
                                                   Prudential Investment Corporation, Executive
                                                   Vice President (since February 1998),
                                                   Prudential Global Asset Management Group of
                                                   Prudential, and Chairman (since August 1989),
                                                   Pricoa Capital Group; formerly various
                                                   positions to Chief Executive Officer (November
                                                   1994-December 1998), Private Asset Management
                                                   Group of Prudential and Senior Vice President
                                                   (January 1986-August 1989), Prudential Capital
                                                   Group, a unit of The Prudential Insurance
                                                   Company of America (Prudential); President and
                                                   Director or Trustee of 45 funds within the
                                                   Prudential Mutual Funds.

  Name and Address **        Position with
         (Age)                  Company          Principal Occupations During Past 5 Years
  -------------------        -------------       -----------------------------------------
Louis A. Weil, III (58)   Director            Chairman (since January 1999), President and
                                               Chief Executive Officer (since January 1996)
                                               and Director (since September 1991) of Central
                                               Newspapers, Inc.; Chairman of the Board (since
                                               January 1996), Publisher and Chief Executive
                                               Officer (August 1991-December 1995) of Phoenix
                                               Newspapers, Inc.; formerly Publisher of Time
                                               Magazine (May 1989-March 1991), President,
                                               Publisher & CEO of The Detroit News (February
                                               1986-August 1989) and member of the Advisory
                                               Board, Chase Manhattan Bank-Westchester;
                                               Director or Trustee of 30 funds within the
                                               Prudential Mutual Funds.
Clay T. Whitehead (61)    Director            President (since May 1983) of National Exchange
                                               Inc. (new business development firm); Director
                                               or Trustee of 33 funds within the Prudential
                                               Mutual Funds.
Grace C. Torres (40)      Treasurer and       First Vice President (since December 1996) of
                          Principal Financial  PIFM; First Vice President (since March 1993)
                          and Accounting       of Prudential Securities; formerly First Vice
                          Officer              President (March 1994-September 1996) of
                                               Prudential Mutual Fund Management, Inc.
Marguerite E.H. Morrison  Secretary           Vice President (since December 1996) of PIFM;
(43)                                           Vice President and Associate General Counsel
                                               (since September 1987) of Prudential
                                               Securities; formerly Vice President and
                                               Associate General Counsel (June 1991-September
                                               1996) of Prudential Mutual Fund Management,
                                               Inc.
Stephen M. Ungerman (46)  Assistant         Tax Director (since March 1996) of Prudential
                          Treasurer          Investments; formerly First Vice President of
                                             Prudential Mutual Fund Management, Inc.
                                             (February 1993-September 1996).

-------

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.
** The address of the Directors and officers is c/o Prudential Investments
   Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

 The Company has Directors who, in addition to overseeing the actions of the Company's Manager, Subadvisers and Distributor, decide upon matters of general policy. The Directors also review the actions of the Company's officers who conduct and supervise the daily business operations of the Company.

 Pursuant to each Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager. The Company currently pays each of its Directors who is not an affiliated person of PIFM, PI or Jennison annual compensation of $2,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the Boards of which the Director will be asked to serve.

 Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter (the T-bill rate) or, pursuant to a Commission exemptive order, at the daily rate of return of a Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

 The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. Mr. Beach is scheduled to retire on December 31, 1999.

 The following table sets forth aggregate compensation paid by the Company to the Directors for the fiscal year ended September 30, 1999 and the aggregate compensation paid to such Directors for service on the Company's board and the boards of other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                              Compensation Table

                                                                  Total 1998
                                                                 Compensation
                                                                Paid to Board
                                                                   Members
                                                   Aggregate   From Company and
                                                  Compensation       Fund
Name and Position                                 From Company   Complex(/2/)
-----------------                                 ------------ ----------------
Beach, Edward D.--Director                           $2,500    $135,000(44/71)*
Gold, Delayne D.--Director                           $2,500    $135,000(44/71)*
Gunia, Robert F.(/1/)--Director                        --            --
McCorkindale, Douglas H.(/2/)--Director              $2,500    $ 70,000(23/40)*
Mooney, Thomas T.(/2/)--Director                     $2,500    $115,000(35/70)*
Munn, Stephen P.--Director                           $2,500    $ 45,000(18/24)*
Odenath, Jr., David R.(/1/)--Director                  --            --
Redeker, Richard A.(/1/)--Director                   $1,875          --
Smith, Robin B.(/2/)--Director                       $2,500    $ 90,000(32/41)*
Strangfeld, Jr., John R.(/1/)--President and Di-
 rector                                                --            --
Weil, III, Louis A.--Director                        $1,250    $ 90,000(30/54)*
Whitehead, Clay T.--Director                         $1,250    $ 45,000(18/24)*

-------
* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Company). Mr. Redeker is no longer an interested Director.

(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1998, including amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $71,145, $119,740 and $116,225 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

 Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

 As of November 5, 1999, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

 As of November 5, 1999, Prudential Securities was the record holder for other beneficial owners of 101,127 Class A shares (or 13% of the outstanding Class A shares), 192,958 Class B shares (or 22.6% of the outstanding Class B shares), 57,336 Class C shares (or 64% of the outstanding Class C shares), and 11,353 Class Z shares (or 0.12% of the outstanding Class Z shares) of Active Balanced Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

 As of November 5, 1999, Prudential Securities was the record holder for other beneficial owners of 26,298,145 Class A shares (or 54.3% of the outstanding Class A shares), 50,902,436 Class B shares (or 64.3% of the outstanding Class B shares), 6,183,786 Class C shares (or 79.4% of the outstanding Class C shares), and 2,087,186 Class Z shares (or 2.1% of the outstanding Class Z shares) of Growth Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

 As of November 5, 1999, Prudential Securities was the record holder for other beneficial owners of 1,999,853 Class A shares (or 67.9% of the outstanding Class A shares), 4,866,234 Class B shares (or 67.2% of the outstanding Class B shares), 530,806 Class C shares (or 83.1% of the outstanding Class C shares), and 160,731 Class Z shares (or 47.8% of the outstanding Class Z shares) of Growth & Income Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

 A list of shareholders who own 5% of the outstanding shares of the Funds as of November 5, 1999 is attached as Appendix IV.

                    INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Advisers

 The manager of the Company is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. As of October 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $72 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.

 PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

 Pursuant to each Management Agreement with the Company (the Management Agreements), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI), to provide subadvisory services to the Active Balanced Fund and Jennison Associates LLC (Jennison) to provide subadvisory services to the Growth Fund and Growth & Income Fund. PIFM also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

 For its services, PIFM receives, pursuant to the Management Agreements, a fee at an annual rate of .60 of 1% of each of Growth Fund's and Growth & Income Fund's average daily net assets and a fee at an annual rate of .65 of 1% of the Active Balanced Fund's average daily net assets. Each fee is computed daily and payable monthly. Effective January 1, 2000, PIFM will receive a management fee from the Growth Fund at an annual rate of .60% of the Fund's average net assets up to $300 million, .575% of the Fund's average net assets from $300 million to $5 billion and .55% of the Fund's average net assets over $5 billion. Also effective January 1, 2000, PIFM will receive a management fee from the Growth & Income Fund at an annual rate of .60% of the Fund's average net assets up to $300 million and .575% of the Fund's average net assets over $300 million. The Management Agreements also provide that, in the event the expenses of a Fund (including the fees of

PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits a Fund's expenses.

 In connection with its management of the corporate affairs of the Company, PIFM bears the following expenses:

 (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Company's investment advisers;

 (b) all expenses incurred by PIFM or by the Company in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

 (c) with respect to Growth Fund and Growth & Income Fund, the fees payable to Jennison pursuant to a Subadvisory Agreement between PIFM and Jennison and, with respect to Active Balanced Fund, the costs and expenses payable to PI pursuant to a Subadvisory Agreement between PIFM and PI (collectively, the Subadvisory Agreements).

 Under the terms of each Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Company's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies, (g) the fees of any trade associations of which the Company may be a member, (h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Company and the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the Commission, including the preparation and printing of each Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution fees.

 Each Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

 PIFM has entered into a Subadvisory Agreement with Jennison, a wholly-owned subsidiary of Prudential, and a Subadvisory Agreement with PI, also a wholly-owned subsidiary of Prudential. Under the Subadvisory Agreements, Jennison will furnish investment advisory services in connection with the management of the Growth Fund and Growth & Income Fund and PI will furnish investment advisory services in connection with the management of the Active Balanced Fund, respectively. In connection therewith, Jennison and PI are obligated to keep certain books and records of each Fund for which they serve as investment adviser. Under each Subadvisory Agreement, Jennison and PI, respectively, subject to the supervision of PIFM, are responsible for managing the assets of each Fund for which they serve as investment adviser in accordance with such Fund's investment objectives, investment program and policies. Jennison and PI determine what securities and other instruments are purchased and sold for each such Fund and are responsible for obtaining and evaluating financial data relevant to such Fund. PIFM continues to have responsibility for all investment advisory services pursuant to each Management Agreement. Under its Subadvisory Agreement with Jennison, PIFM compensates Jennison for its services at an annual rate of .30 of 1% of Growth Fund's and Growth & Income Fund's respective average daily net assets up to and including $300 million and .25 of 1% of those Fund's respective average daily net assets in excess of $300 million. Under its Subadvisory Agreement with PIFM, PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing investment advisory services to Active Balanced Fund. Effective January 1, 2000, PI will be reimbursed by PIFM at an annual rate of .325 of 1% of Active Balanced Fund's average daily net assets (representing half of the compensation received from the Fund by PIFM).

 For the fiscal year ended September 30, 1997, PIFM received from the Growth Fund management fees of $5,276,337, of which $2,348,474 was paid to Jennison, and PIFM received from the Growth & Income Fund management fees of $513,032, of which $256,516 was paid to Jennison. For the fiscal year ended September 30, 1998, PIFM received from the Growth Fund management fees of $9,927,436, of which $4,286,432 was paid to Jennison, and PIFM received from the Growth & Income Fund management fees of $826,308, of which $413,154 was paid to Jennison. The Active Balanced Fund was not a series of the Company during the fiscal year ended September 30, 1997. For the period January 23, 1998 through September 30, 1998, PIFM received from the Active Balanced Fund management fees of $788,381. For the fiscal year ended September 30, 1999, PIFM received from the Growth Fund management fees of $22,079,891, of which $9,349,954 was paid to Jennison, PIFM received from the Growth & Income Fund management fees of $849,053, of which $424,526 was paid to Jennison and PIFM received from the Active Balanced Fund management fees of $940,298.

 Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the applicable Management Agreement. Each Subadvisory Agreement may be terminated by the Company, PIFM or Jennison or PI, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

 PI's Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams (Teams) specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Investment Policy Committee, whereas bottom-up security selection is made by the sector Teams.

 Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining PI in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

 Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of Prudential's Capital Management Group, where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

 The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector Team leaders, the chief investment strategist and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

 The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Active Balanced Fund's investment restrictions and policies. In addition, the Credit Research Team of analysts supports the sector Teams using bottom-up fundamentals, as well as economic and industry trends. Other sector Teams may contribute to securities selection when appropriate.

(b) Principal Underwriter, Distributor and Rule 12b-1 Plans

 Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Company. PIMS is a subsidiary of Prudential.

 Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Company's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Company, none of which are reimbursed by or paid for by any Fund.

 The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

 Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

 The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.

 Class A Plan. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 2000 and contractually limited its distribution-related fees for the fiscal year ended September 30, 1999 to .25 of 1% of the average daily net assets of each Fund's Class A shares.

 For the fiscal year ended September 30, 1999, the Growth Fund paid total distribution fees of $1,870,788 to PIMS under the Class A Plan. For the fiscal year ended September 30, 1999, the Growth & Income Fund paid total distribution fees of $89,537 to PIMS under the Class A Plan. For the fiscal year ended September 30, 1999, the Active Balanced Fund paid total distribution fees of $17,294 to PIMS under the Class A Plan. These amounts were primarily expended for the payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. In addition, for the same period, PIMS received approximately $2,331,800 and $72,600, respectively, in initial sales charges with respect to the sale of Class A shares of the Growth Fund and Growth & Income Fund, respectively, and PIMS received approximately $60,400 in initial sales charges with respect to the sale of Class A shares of the Active Balanced Fund.

 Class B and Class C Plans. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

 Class B Plan. For the fiscal year ended September 30, 1999, PIMS received $12,368,254, $949,035 and $70,178 on behalf of the Growth Fund, Growth & Income Fund and Active Balanced Fund, respectively, under the Class B Plan. For the fiscal year ended September 30, 1999, PIMS spent approximately the following amounts on behalf of each such Fund.

                                                                         Approximate
                                                       Compensation to      Total
                                                         Prusec for         Amount
                          Commission                     Commission        Spent by
                          Payments to                    Payments to     Distributor
                           Financial                 Representatives and on behalf of
        Fund     Printing  Advisers   Overhead Costs   Other Expenses        Fund
      ---------  -------- ----------- -------------- ------------------- ------------
      Growth      $2,673  $5,588,791    $6,669,091       $4,636,717      $16,897,272
      Growth &
       Income     $2,485  $  271,923    $  165,167       $  181,177      $   620,752
      Active
       Balanced   $2,289  $   23,195    $   54,421       $  207,141      $   287,046

 "Overhead" costs represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund shares.

 The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 1999, PIMS received approximately $2,013,100, $294,400 and $59,100 in contingent deferred sales charges attributable to Class B shares of the Growth Fund, Growth & Income Fund and Active Balanced Fund, respectively.

 Class C Plan. For the fiscal year ended September 30, 1999, PIMS received $980,326, $77,020 and $6,737 on behalf of the Growth Fund, Growth & Income Fund and Active Balanced Fund, respectively, under the Class C Plan. For the fiscal year ended September 30, 1999, PIMS spent approximately the following amounts on behalf of each such Fund.

                                                                   Approximate
                                                 Compensation to      Total
                                                   Prusec for         Amount
                    Commission                     Commission        Spent by
                    Payments to                    Payments to     Distributor
                     Financial                 Representatives and on behalf of
  Fund     Printing  Advisers   Overhead Costs   Other Expenses        Fund
---------  -------- ----------- -------------- ------------------- ------------
Growth       $222    $877,027      $392,770          $61,261        $1,331,280
Growth &
 Income      $193    $ 61,299      $ 10,450          $ 1,574        $   73,516
Active
 Balanced    $195    $  4,402      $  4,122          $ 5,814        $   14,533

 The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. For the fiscal year ended September 30, 1999, PIMS received approximately $46,500, $900 and $700 in contingent deferred sales charges attributable to Class C shares of the Growth Fund, Growth & Income Fund and Active Balanced Fund, respectively. For the fiscal year ended September 30, 1999, the

Distributor also received approximately $629,300, $15,300 and $6,600 in initial sales charges in connection with the sale of Class C shares of the Growth Fund, Growth & Income Fund and Active Balanced Fund, respectively.

 Distribution expenses attributable to the sale of Class A, Class B and Class C shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

 The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

 Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

 Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

 In addition to distribution and service fees paid by each Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Funds (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.

NASD Maximum Sales Charge Rule

 Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a Fund may not exceed
 .75 of 1% per class. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) Other Service Providers

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants, and in that capacity audits the annual financial statements of each Fund.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

 The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Company, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

 In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities (or any affiliate) acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities or any affiliate acting as market maker, and it will not execute a negotiated trade with Prudential Securities or any affiliate if execution involves Prudential Securities' acting as principal with respect to any part of a Fund's order.

 In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

  When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities; investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

  The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to a Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

  When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

 The allocation or orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

 Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Company. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities also are subject to such fiduciary standards as may be imposed by applicable law.

 The table below sets forth information concerning payment of commissions by the Funds, including the amount of such commissions paid to Prudential Securities, for the three years ended September 30, 1999:

                               Fiscal Year Ended              Fiscal Year Ended              Fiscal Year Ended
                               September 30, 1999             September 30, 1998             September 30, 1997
                          -----------------------------  -----------------------------  -----------------------------
                           Active              Growth &   Active              Growth &   Active              Growth &
                          Balanced   Growth     Income   Balanced   Growth     Income   Balanced   Growth     Income
                          -------- ----------  --------  -------- ----------  --------  -------- ----------  --------
Total brokerage commis-
 sions paid by the
 Funds..................  $77,497  $3,797,681  $596,107  $225,669 $1,776,771  $396,571    --     $1,135,470  $298,280
Total brokerage
 commissions paid to
 Prudential Securities..     --      $391,685   $43,115     --       $16,922      $205    --        $50,605   $13,935
Percentage of total bro-
 kerage commissions
 paid to Prudential Se-
 curities...............     --         10.31%     7.23%    --          0.96%      .05%   --            4.4%     4.67%

 Of the total brokerage commissions paid during the fiscal year ended September 30, 1999, $0, $419,628 and $5,445 (or 0%, 24% and 2%) was paid to firms which provide research, statistical or other services to PIFM or affiliates on behalf of the Active Balanced Fund, the Growth Fund and the Growth & Income Fund, respectively. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

 Each Fund is required to disclose its holdings of securities or its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at September 30, 1999. As of September 30, 1999, the Growth Fund held debt securities of the following: American Express Credit Corp. in the amount of $119,847,000; and the Active Balanced Fund held debt securities of the following: Warburg Dillon Read LLC, Bear, Stearns & Co. Inc., Morgan (J.P.) Securities, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith, and Lehman Brothers, Inc. in the amount of $8,997,443, $10,061,713, $8,997,443, $4,911,828, $497,430 and $356,507, respectively.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

 The Company is authorized to issue 3 billion shares of common stock, $.001 par value per share divided into three series (the Funds), and each Fund may issue 1 billion shares. Each Fund is divided into four classes, designated Class A, Class B, Class C and Class Z shares, consisting of 250 million authorized shares per class. With respect to each Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

 Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

 The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

 Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

 The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Director.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

 Shares of each Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of each Fund are offered to a limited group of investors at NAV without any sales charges.

Purchase by Wire

 For an initial purchase of shares of the Company by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: The Prudential Investment Portfolios, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

 If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York Time) on a business day, you may purchase shares of the Company as of that day.

 In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Active Balanced Fund, Prudential Jennison Growth Fund or Prudential Jennison Growth & Income Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

Issuance of Fund Shares for Securities

 Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the applicable Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the investment adviser.

Specimen Price Make-up

 Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5%, Class C* shares are sold with a sales charge of 1% and Class B* and Class Z shares are sold at NAV. Using the NAV at September 30, 1999, the maximum offering price of the Funds' shares is as follows:

                                                   Active               Growth
                                                  Balanced             & Income
                                                    Fund   Growth Fund   Fund
                                                  -------- ----------- --------
Class A
Net asset value and redemption price per Class A
 share...........................................  $13.25    $20.05     $12.76
Maximum sales charge (5% of offering price)......     .70      1.06        .67
                                                   ------    ------     ------
Maximum offering price to public.................  $13.95    $21.11     $13.43
                                                   ======    ======     ======
Class B
Net asset value, offering price and redemption
 price per Class B share*........................  $13.17    $19.43     $12.68
                                                   ======    ======     ======
Class C
Net asset value and redemption price per Class C
 share*..........................................  $13.17    $19.43     $12.68
Sales charge (1% of offering price)..............     .13       .20        .13
                                                   ------    ------     ------
Offering price to public.........................  $13.30    $19.63     $12.81
                                                   ======    ======     ======
Class Z
Net asset value, offering price and redemption
 price per Class Z share.........................  $13.27    $20.24     $12.80
                                                   ======    ======     ======

-------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

Selecting a Purchase Alternative

 The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to a Fund:

 If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

 If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

 If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

 If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

 If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

 Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

 Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

  . officers of the Prudential Mutual Funds (including the Company),

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

  . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

  .members of the Board of Directors of Prudential,

  . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

  . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
    (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

  . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

  . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

  . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").

 Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

 For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

 Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases.

 An eligible group of related Fund investors includes any combination of the following:

  . an individual,

  . the individual's spouse, their children and their parents,

  . the individual's and spouse's Individual Retirement Account (IRA),

  . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

  . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

  . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

  . one or more employee benefit plans of a company controlled by an individual.

 Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

 The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

 Letters of Intent. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

 For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and your broker will not be aggregated to determine the reduced sales charge.

 An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

 The Investment Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

 The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

 The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

 The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

 Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

 Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

Class Z Shares

 Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

 Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

 . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

 . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

 Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

 Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

 . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option;

 . Current and former Directors/Trustees of the Prudential Mutual Funds (including the Company); and

 .  Prudential, with an investment of $10 million or more.

 In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

 Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential Mutual Funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

 The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares

 You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York Time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

 If you hold shares of a Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

 If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.

 Signature Guarantee. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

 Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

 Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the fund, in lieu of cash in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

 Involuntary Redemption. In order to reduce expenses of a Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

 90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

 Contingent Deferred Sales Charge

 Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

 The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

 The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                       Contingent Deferred Sales
                                                        Charge as a Percentage
      Year Since Purchase                               of Dollars invested or
      Payment Made                                        Redemption Proceeds
      -------------------                              -------------------------
      First...........................................           5.0%
      Second..........................................           4.0%
      Third...........................................           3.0%
      Fourth..........................................           2.0%
      Fifth...........................................           1.0%
      Sixth...........................................           1.0%
      Seventh.........................................           None

 In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

 For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for total CDSC of $9.60.

 For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

 Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

 The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

 Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

 Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

 In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

 You must notify the Company's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

 Category of Waiver                     Required Documentation
 Death                                  A copy of the shareholder's death
                                        certificate or, in the case of a
                                        trust, a copy of the grantor's death
                                        certificate, plus a copy of the trust
                                        agreement identifying the grantor.
 Disability--An individual will be con- A copy of the Social Security
 sidered disabled if he or she is un-   Administration award letter or a
 able to engage in any substantial      letter from a physician on the
 gainful activity by reason of any med- physician's letterhead stating that ically determinable physical or mental the shareholder (or, in the case of a
 impairment which can be expected to    trust, the grantor (a copy of the
 result in death or to be of long-con-  trust agreement identifying the
 tinued and indefinite duration.        grantor will be required as well)) is
                                        permanently disabled. The letter must
                                        also indicate the date of disability.
 Distribution from an IRA or 403(b)     A copy of the distribution form from
 Custodial                              the custodial firm indicating (i) the
 Account                                date of birth of the shareholder and
                                        (ii) that the shareholder is over age
                                        59 and is taking a normal
                                        distribution--signed by the
                                        shareholder.
 Distribution from Retirement Plan      A letter signed by the plan
                                        administrator/trustee indicating the
                                        reason for the distribution.
 Excess Contributions                   A letter from the shareholder (for an
                                        IRA) or the plan administrator/trustee
                                        on company letterhead indicating the
                                        amount of the excess and whether or
                                        not taxes have been paid.

 The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

 Waiver of Contingent Deferred Sales Charge--Class C Shares

 Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

 Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

 Since the Company tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

 For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

 Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

 For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

 The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of each Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

 Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

 Automatic Reinvestment of Dividends and Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

 Exchange Privilege. The Company makes available to its shareholders the exchange privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

 It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

 In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York Time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

 If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

 If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

 You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

 In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

 Class A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

 The following money market funds participate in the Class A exchange privilege:

 Prudential California Municipal Fund
  (California Money Market Series)
 Prudential Government Securities Trust
  (Money Market Series)
  (U.S. Treasury Money Market Series)
 Prudential Municipal Series Fund
  (Connecticut Money Market Series)
  (Massachusetts Money Market Series)
  (New York Money Market Series)
  (New Jersey Money Market Series)

 Prudential MoneyMart Assets, Inc. (Class A shares)

 Prudential Tax-Free Money Fund, Inc.

 Class B and Class C. Shareholders of a Fund may exchange their Class B and Class C shares of such Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

 Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

 At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

 Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

 Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

 Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

 Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which a Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

 Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including each of these Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

 Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

 Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(/1/)

 The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(/2/)

              Period of
         Monthly Investments             $100,000 $150,000 $200,000 $250,000
         -------------------             -------- -------- -------- --------
              25 Years........            $  105   $  158   $  210   $  263
              20 Years........               170      255      340      424
              15 Years........               289      433      578      722
              10 Years........               547      820    1,093    1,366
              5 Years.........             1,361    2,041    2,721    3,402

-------
(/1/) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(/2/) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

 See "Automatic Investment Plan."

 Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

 Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

 Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

 In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

 The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

 Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

 Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

 Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from the Distributor or the Transfer Agent.

 Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

 Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                         Tax-Deferred Compounding(/1/)

         Contributions                        Personal
          Made Over:                          Savings    IRA
         -------------                        -------- --------
           10 years.......................... $ 26,165 $ 31,291
           15 years..........................   44,676   58,649
           20 years..........................   68,109   98,846
           25 years..........................   97,780  157,909
           30 years..........................  135,346  244,692

-------
(/1/) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

 From time to time, a Fund or the Company may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

 The mutual funds in the program may be purchased individually or as part of a program. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

 Each Fund will compute its NAV at 4:15 P.M., New York Time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 A Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company's Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the investment adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board of Directors.

 Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the investment adviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the Subadviser, including its portfolio managers, traders and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

 Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the NAV of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

 Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

 Qualification of a Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

 Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require a Fund to defer recognition of losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause a Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

 Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which a Fund may invest. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

 Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the

Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

 Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If
Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

 Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the relevant Fund on the reinvestment date.

 Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

 Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

 Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within the 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

 A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.

 Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

 Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

 Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Funds do not expect to meet the requirements of the Internal Revenue Code for "passing-through" to their shareholders any foreign income taxes paid.

 A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

 Dividends and distributions also may be subject to state and local taxes.

 Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                            PERFORMANCE INFORMATION

 Average Annual Total Return. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

 Average annual total return is computed according to the following formula:

                              P ( 1 + T ) to the nth power = ERV

 Where:P = a hypothetical initial payment of $1,000.
 T = average annual total return.
 n = number of years.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

 Below are the average annual total returns for each Fund's share classes for the periods ended September 30, 1999.

        Fund              Class  1 Yr.  5 Yr.  Since Inception
        ----             ------- ------ -----  ----------------
        Growth           Class A 36.40%   N/A  21.81% (11/2/95)
                         Class B 37.51%   N/A  22.22% (11/2/95)
                         Class C 40.09%   N/A  22.19% (11/2/95)
                         Class Z 43.94%   N/A  26.01% (4/15/96)
        Growth & Income  Class A 19.70%   N/A  12.51% (11/7/96)
                         Class B 19.98%   N/A  12.85% (11/7/96)
                         Class C 22.73%   N/A  13.28% (11/7/96)
                         Class Z 26.31%   N/A  14.84% (11/7/96)
        Active Balanced  Class A 10.27%   N/A  10.08% (11/7/96)
                         Class B 10.12%   N/A  10.38% (11/7/96)
                         Class C 12.97%   N/A  10.85% (11/7/96)
                         Class Z 16.32% 13.10% 11.38% (01/4/93)

 On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1999, your average annual total returns (after fees and expenses) for the one and five year and since inception (November 5, 1992) periods ended September 30, 1999 would have been 43.94%, 26.05% and 21.53%, respectively. In addition, the aggregate total returns for such periods would have been 43.94%, 218.26% and 283.88%, respectively.

 On or about January 23, 1998, the assets and liabilities of Prudential Jennison Active Balanced Fund were transferred to the Active Balanced Fund, in exchange solely for shares of Active Balanced Fund (the Conversion). The investment objectives and policies of Prudential Jennison Active Balanced Fund and Active Balanced Fund were virtually identical and each fund had the same Manager through September 30, 1999, although the Fund's investment adviser changed from Jennison to PIC on June 1, 1998.

 Aggregate Total Return. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

 Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                    ERV - P
                                     -----
                                       P

 Where: P = a hypothetical initial payment of $1,000.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

 Below are the aggregate total returns for each Fund's share classes for the periods ended September 30, 1999.

      Fund              Class  1 Yr.  5 Yr.  Since Inception
      ----             ------- ------ -----  ----------------
      Growth           Class A 43.58%   N/A  127.64%(11/2/95)
                       Class B 42.51%   N/A  121.11%(11/2/95)
                       Class C 42.51%   N/A  121.11%(11/2/95)
                       Class Z 43.94%   N/A  122.42%(4/15/96)
      Growth & Income  Class A 26.00%   N/A   48.07%(11/7/96)
                       Class B 24.98%   N/A   44.90%(11/7/96)
                       Class C 24.98%   N/A   44.90%(11/7/96)
                       Class Z 26.31%   N/A   49.26%(11/7/96)
      Active Balanced  Class A 16.07%   N/A   39.00%(11/7/96)
                       Class B 15.12%   N/A   36.08%(11/7/96)
                       Class C 15.12%   N/A   36.08%(11/7/96)
                       Class Z 16.32% 85.05% 106.67%(01/4/93)

 The Company may include comparative performance information in advertising or marketing a Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes.

 Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


                           [BAR CHART APPEARS HERE]

           Performance Comparison of Different Types of Investments
                   Over the Long Term (12/31/25 - 12/31/98)


                      Common Stocks                11.2%
                      Long-Term Gov't. Bonds        5.3%
                      Inflation                     3.1%

-----------
(1) Source: Ibbotson Associates. All rights reserved, Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999           PRUDENTIAL ACTIVE BALANCED FUND
-------------------------------------------------------------------------------

Shares      Description                             Value (Note 1)

--------------------------------------------------------------------

LONG-TERM INVESTMENTS--73.3%
COMMON STOCKS--44.7%
--------------------------------------------------------------------
Aerospace/Defense--0.9%
    5,900   Allied Signal, Inc.                      $     353,631
    5,500   Boeing Co.                                     234,438
    3,600   General Dynamics Corp.                         224,775
    1,600   Lockheed Martin Corp.                           52,300
    3,000   Raytheon Co.                                   148,875
    5,200   United Technologies Corp.                      308,425
                                                     -------------
                                                         1,322,444

--------------------------------------------------------------------
Airlines--0.5%
    2,500   Alaska Air Group, Inc. (a)                     101,719
    5,900   America West Holdings Corp.                    102,144
    3,300   AMR Corp.                                      179,850
    4,500   Delta Airlines, Inc.                           218,250
    1,350   Southwest Airlines Co.                          20,503
    1,800   UAL Corp. (a)                                  117,562
                                                     -------------
                                                           740,028

--------------------------------------------------------------------
Appliances--0.1%
    5,700   Maytag Corp.                                   189,881

--------------------------------------------------------------------
Automobiles & Trucks--0.9%
    4,500   Arvin Industries, Inc.                         139,219
   12,900   Ford Motor Co.                                 647,419
    3,600   General Motors Corp.                           226,575
    6,900   PACCAR, Inc.                                   351,037
                                                     -------------
                                                         1,364,250

--------------------------------------------------------------------
Advertising
    1,000   Interpublic Group of Companies, Inc.            41,125

--------------------------------------------------------------------
Automotive Parts--0.2%
    7,000   TRW, Inc.                                      348,250

--------------------------------------------------------------------
Banking--1.7%
    5,994   Bank One Corp.                                 208,666
    4,620   Charter One Financial, Inc.                    106,838
    3,900   Chase Manhattan Corp.                          293,962
    1,400   Dime Bancorp, Inc.                              24,500
    6,200   First Union Corp.                              220,487
      836   Firstar Corp.                                   21,423
   11,400   Fleet Financial Group, Inc.                    417,525
   13,900   Hibernia Corp.                                 161,587
    3,500   Huntington Bancshares, Inc.                     92,969
   13,600   KeyCorp                                        351,050
    1,500   Pacific Century Financial Corp.                 30,656
    3,900   PNC Bank Corp.                                 205,481
    3,200   Regions Financial Corp.                         96,000
    3,000   Suntrust Banks, Inc.                           197,250
    1,000   U.S. Bancorp                                    30,188
                                                     -------------
                                                         2,458,582

--------------------------------------------------------------------
Beverages--0.6%
    2,600   Anheuser-Busch Companies, Inc.                 182,162
    7,900   Coca-Cola Co.                                  379,694
    8,500   PepsiCo, Inc.                                  257,125
                                                     -------------
                                                           818,981

--------------------------------------------------------------------
Building & Construction
    1,600   Masco Corp.                                     49,600

--------------------------------------------------------------------
Business Services--0.2%
    4,400   Omnicom Group, Inc.                            348,425

--------------------------------------------------------------------
Chemicals--0.3%
      500   Air Products & Chemicals, Inc.                  14,531
    1,100   Dow Chemical Co.                               124,987
      100   E.I. Du Pont de Nemours & Co.                    6,088
    1,100   Octel Corp. (a)                                 12,375
      400   Praxair, Inc.                                   18,400
   11,000   Schulman (A.), Inc.                            190,437
      300   Union Carbide Corp.                             17,044
      800   Waters Corp. (a)                                48,450
                                                     -------------
                                                           432,312

--------------------------------------------------------------------
Computer Services--0.2%
    2,500   Electronic Data Systems Corp.                  132,344
    2,000   First Data Corp.                                87,750
    1,000   Unisys Corp. (a)                                45,125
                                                     -------------
                                                           265,219
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Shares      Description                             Value (Note 1)

--------------------------------------------------------------------
Computer Software & Services--5.5%
      800   Adobe Systems, Inc.                      $      90,800
    6,500   America Online, Inc. (a)                       676,000
    7,200   BMC Software Inc. (a)                          515,250
    6,200   Citrix Systems, Inc. (a)                       384,012
   10,300   Computer Associates International,
              Inc.                                         630,875
      600   Compuware Corp. (a)                             15,638
    2,950   Comverse Technology, Inc. (a)                  278,222
    4,500   DST Systems, Inc. (a)                          255,937
   10,100   EMC Corp.                                      721,519
   30,900   Microsoft Corp. (a)                          2,798,381
   12,400   Oracle Systems Corp. (a)                       564,200
      300   Siebel Systems, Inc. (a)                        19,988
    7,900   Sun Microsystems, Inc. (a)                     734,700
    9,400   Teradyne, Inc. (a)                             331,350
                                                     -------------
                                                         8,016,872

--------------------------------------------------------------------
Computer Systems/Peripherals--1.5%
    3,400   Apple Computer, Inc. (a)                       215,262
    4,200   Dell Computer Corp. (a)                        175,613
    4,000   Hewlett-Packard Co.                            368,000
   11,300   International Business Machines Corp.        1,371,537
                                                     -------------
                                                         2,130,412

--------------------------------------------------------------------
Cosmetics/Toiletries--0.1%
    3,000   Colgate-Palmolive Co.                          137,250

--------------------------------------------------------------------
Distribution/ Wholesalers--0.1%
      900   Costco Wholesale Corp.                          64,800

--------------------------------------------------------------------
Diversfied Consumer Products--0.9%
    9,800   Procter & Gamble Co.                           918,750
    1,000   Ralston-Purina Group                            27,812
    5,717   Unilever NV                                    389,471
                                                     -------------
                                                         1,336,033

--------------------------------------------------------------------
Diversified Operations--1.6%
   20,300   General Electric Co.                         2,406,819

--------------------------------------------------------------------
Diversified Manufacturing--0.5%
    1,000   Corning Inc.                                    68,562
    3,900   Eaton Corp.                                    336,619
    3,800   Harsco Corp.                                   104,975
    1,200   Illinois Tool Works Inc.                        89,475
      600   PPG Industries, Inc.                            36,000
      500   Textron, Inc.                                   38,688
    3,400   Trinity Industries, Inc.                       104,975
                                                     -------------
                                                           779,294

--------------------------------------------------------------------
Electrical Utilities--1.5%
      200   American Electric Power Co., Inc.                6,825
    5,500   Central & South West Corp.                     116,187
    2,600   Consolidated Edison, Inc.                      107,900
    2,200   Dominion Resources, Inc.                        99,275
    3,300   DTE Energy Co.                                 119,212
    3,400   Duke Energy Corp.                              187,425
   12,400   Entergy Corp.                                  358,825
    7,200   Florida Progress Corp.                         333,000
    7,500   GPU, Inc.                                      244,687
    2,696   PP & L Resources, Inc.                          72,961
   15,000   Public Service Company of New Mexico           273,750
    2,500   Public Service Enterprise Group Inc.            96,563
    6,100   Southern Co.                                   157,075
                                                     -------------
                                                         2,173,685

--------------------------------------------------------------------
Electrical Services--0.1%
    5,900   Edison International                           143,444

--------------------------------------------------------------------
Electronic Components--1.8%
    2,200   Emerson Electric Co.                           139,012
   18,300   Intel Corp.                                  1,359,919
    5,500   KLA-Tencor Corp. (a)                           357,500
    3,400   Motorola, Inc.                                 299,200
    6,300   Solectron Corp. (a)                            452,419
      700   Xilinx, Inc. (a)                                45,872
                                                     -------------
                                                         2,653,922

--------------------------------------------------------------------
Financial Services--4.2%
      500   Allmerica Financial Corp.                       23,813
    5,800   AMBAC Financial Group, Inc.                    274,775
    3,300   American Express Co.                           444,262
    9,060   BankAmerica Corp.                              504,529
    8,600   Bear Stearns Companies, Inc.                   330,563
    7,900   Charles Schwab Corp.                           266,131
   19,425   Citigroup Inc.                                 854,700
    6,800   Countrywide Credit Industries, Inc.            219,300
    5,700   Federal Home Loan Mortgage Corp.               296,400
    7,400   Federal National Mortgage Assoc.               463,887
    3,800   Golden West Financial Corp.                    373,350

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Shares      Description                             Value (Note 1)

------------------------------------------------------------------
Financial Services (cont'd.)
    1,900   Lehman Brothers Holdings, Inc.           $     110,794
    3,900   MBNA Corp.                                      88,969
      700   Merrill Lynch & Co., Inc.                       47,031
    3,600   Morgan (J.P.) & Co., Inc.                      411,300
    4,800   Morgan Stanley, Dean Witter & Co.              428,100
    3,600   PaineWebber Group, Inc.                        130,500
    4,700   Providian Financial Corp.                      372,181
    3,400   SLM Holding Corp.                              146,200
      700   The PMI Group, Inc.                             28,613
    9,300   Wells Fargo Co.                                368,512
                                                     -------------
                                                         6,183,910

------------------------------------------------------------------
Food Distribution
    1,000   SYSCO Corp.                                     35,063

------------------------------------------------------------------
Foods--0.6%
   10,914   Archer-Daniels Midland Co.                     133,014
    6,700   ConAgra, Inc.                                  151,169
    2,700   General Mills, Inc.                            219,037
    1,500   H.J. Heinz Co.                                  64,500
    1,600   Kellogg Co.                                     59,900
      300   Nabisco Group Holdings Corp.                     4,500
    4,200   Sara Lee Corp.                                  98,438
    3,400   Suiza Foods Corp. (a)                          127,500
                                                     -------------
                                                           858,058

------------------------------------------------------------------
Health Care Services--0.1%
      700   American Home Products Corp.                    29,050
    1,900   United Healthcare Corp.                         92,506
                                                     -------------
                                                           121,556

------------------------------------------------------------------
Home Furnishings--0.1%
    4,000   Springs Industries, Inc.                       135,750

------------------------------------------------------------------
Hospital Management
    2,200   Columbia/HCA Healthcare Corp.                   46,613

------------------------------------------------------------------
Hotels & Leisure
      600   Marriott International, Inc.                    19,613

------------------------------------------------------------------
Human Resources--0.1%
    7,000   Kelly Services, Inc.                           210,875

------------------------------------------------------------------
Insurance--1.4%
   14,400   Allstate Corp.                                 359,100
   10,800   American International Group, Inc.             938,925
    2,000   CIGNA Corp.                                    155,500
    2,700   Hartford Financial Services Group              110,362
    1,200   Marsh & McLennan Cos., Inc.                     82,200
   12,900   Old Republic International Corp.               186,244
    4,000   SAFECO Corp.                                   112,000
    2,600   Torchmark Corp.                                 67,275
                                                     -------------
                                                         2,011,606

------------------------------------------------------------------
Leisure & Tourism--0.1%
    3,200   Carnival Corp.                                 139,200

------------------------------------------------------------------
Machinery & Equipment--0.3%
    2,900   Caterpillar, Inc.                              158,956
      700   Deere & Co.                                     27,081
      600   Dover Corp.                                     24,525
      500   Ingersoll-Rand Co.                              27,469
    8,800   MagneTek, Inc. (a)                              78,650
      700   Rockwell International Corp.                    36,750
    2,400   Tecumseh Products Co.                          120,300
                                                     -------------
                                                           473,731

------------------------------------------------------------------
Measuring & Control Instruments
      500   Honeywell Inc.                                  55,657
      100   Johnson Controls, Inc.                           6,631
                                                     -------------
                                                            62,288

------------------------------------------------------------------
Media & Communications--0.5%
    1,300   Gannett Co., Inc.                               89,944
      600   McGraw-Hill Companies, Inc.                     29,025
    3,800   Time Warner Inc.                               230,850
    5,100   Univision Communications Inc. (a)              415,012
                                                     -------------
                                                           764,831

------------------------------------------------------------------
Medical Products & Services--1.6%
    1,300   Baxter International Inc.                       78,325
    4,700   Johnson & Johnson Co.                          431,812
   13,800   Schering-Plough Corp.                          602,025
    8,500   Tyco International Ltd.                        877,625
    6,100   Warner-Lambert Co.                             404,888
                                                     -------------
                                                         2,394,675
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999          PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Shares      Description                             Value (Note 1)

-------------------------------------------------------------------
Medical Technology--0.6%
    9,600   Abbott Laboratories                      $     352,800
    5,000   Amgen, Inc. (a)                                407,500
      700   Biogen, Inc.(a)                                 55,169
      900   Genzyme Corp.                                   40,556
      500   VISX, Inc. (a)                                  39,547
                                                     -------------
                                                           895,572
-------------------------------------------------------------------
Metals Processing--0.1%
    3,100   Precision Castparts Corp.                       94,550

-------------------------------------------------------------------
Networking--1.0%
   21,300   Cisco Systems, Inc. (a)                      1,460,381

-------------------------------------------------------------------
Office Equipment & Supplies--0.1%
    1,100   Pitney Bowes Inc.                               67,031

-------------------------------------------------------------------
Oil & Gas Equipment & Services--0.1%
    3,600   Enron Corp.                                    148,500

-------------------------------------------------------------------
Oil & Gas Exploration/Production--1.2%
    2,300   Atlantic Richfield Co.                         203,837
    4,800   Coastal Corp.                                  196,500
    1,000   Kerr-McGee Corp.                                55,063
    2,000   Phillips Petroleum Co.                          97,500
   16,500   Royal Dutch Petroleum Co.                      974,531
    3,100   Texaco, Inc.                                   195,688
    2,800   USX - Marathon Group                            81,900
                                                     -------------
                                                         1,805,019

-------------------------------------------------------------------
Oil & Gas Services--1.1%
    3,800   Amerada Hess Corp.                             232,750
    4,400   Chevron Corp.                                  390,500
    8,800   Exxon Corp.                                    668,250
    2,600   Mobil Corp.                                    261,950
                                                     -------------
                                                         1,553,450

-------------------------------------------------------------------
Paper & Packaging
      500   Fort James Corp.                                13,344

-------------------------------------------------------------------
Paper & Forest Products--0.4%
      100   Champion International Corp.                     5,137
    5,200   Georgia-Pacific Group                          210,600
    1,900   International Paper Co.                         91,319
      800   Weyerhaeuser Co.                                46,100
    3,800   Willamette Industries, Inc.                    163,875
                                                     -------------
                                                           517,031

-------------------------------------------------------------------
Pharmaceuticals--1.8%
      900   Allergan, Inc.                                  99,000
   13,000   Bristol-Myers Squibb Co.                       877,500
      700   Eli Lilly & Co.                                 44,800
   17,000   Merck & Co., Inc.                            1,101,813
   13,900   Pfizer, Inc.                                   499,531
                                                     -------------
                                                         2,622,644

-------------------------------------------------------------------
Photography--0.1%
    1,600   Eastman Kodak Co.                              120,700

-------------------------------------------------------------------
Precious Metals
      700   Barrick Gold Corp.                              15,225

-------------------------------------------------------------------
Printing & Publishing--0.4%
    2,100   Knight-Ridder, Inc.                            115,237
    3,600   Lexmark International Group, Inc. (a)          289,800
      900   New York Times Co.                              33,750
    2,800   Tribune Co.                                    139,300
                                                     -------------
                                                           578,087

-------------------------------------------------------------------
Railroads--0.1%
    5,800   Canadian National Railway Co.                  175,813

-------------------------------------------------------------------
Retail--3.6%
    7,200   Abercrombie & Fitch Co. (a)                    245,250
    1,800   Bed Bath & Beyond Inc. (a)                      62,888
    2,600   Best Buy Co., Inc. (a)                         161,362
   10,800   Circuit City Stores-Circuit City Group         455,625
    1,700   CVS Corp.                                       69,381
    2,200   Dayton-Hudson Corp.                            132,138
    5,000   Federated Department Stores, Inc. (a)          218,437
   10,975   Gap, Inc.                                      351,200
   12,800   Home Depot, Inc.                               878,400
   16,700   Kmart Corp.(a)                                 195,181
    4,300   Kohl's Corp. (a)                               284,337
    1,300   May Department Stores Co.                       47,369
    6,700   McDonald's Corp.                               288,100
    2,500   Safeway Inc. (a)                                95,156
    1,600   Sears, Roebuck & Co.                            50,200
    1,000   TJX Companies, Inc.                             28,063
      200   Tricon Global Restaurants, Inc. (a)              8,188
   31,700   Wal-Mart Stores, Inc.                        1,507,731
    5,000   Walgreen Co.                                   126,875
      100   Winn-Dixie Stores, Inc.                          2,969
                                                     -------------
                                                         5,208,850

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as          THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------

Shares      Description                             Value (Note 1)

--------------------------------------------------------------------
Steel & Metals--0.1%
    5,700   Carpenter Technology Corp.               $     139,650

--------------------------------------------------------------------
Telecommunication Services--2.9%
    8,900   Ameritech Corp.                                597,969
   22,350   AT&T Corp.                                     972,225
    8,500   Bell Atlantic Corp.                            572,156
    4,800   BellSouth Corp.                                216,000
      750   CenturyTel, Inc.                                30,469
      820   Global Crossing Ltd. (a)                        21,730
    8,100   GTE Corp.                                      622,687
    5,875   MCI WorldCom, Inc. (a)                         422,266
   11,600   SBC Communications, Inc.                       592,325
    4,000   Sprint Corp.                                   217,000
                                                     -------------
                                                         4,264,827

--------------------------------------------------------------------
Telecommunications Equipment--1.9%
      400   General Instrument Corp. (a)                    19,250
   13,700   Lucent Technologies, Inc.                      888,787
   15,800   Nortel Networks Corp.                          805,800
    3,000   QUALCOMM, Inc. (a)                             567,563
    7,600   Tellabs, Inc. (a)                              432,725
                                                     -------------
                                                         2,714,125

--------------------------------------------------------------------
Textile-Apparel Manufacturing--0.2%
   25,300   Burlington Industries, Inc. (a)                112,269
   11,300   Unifi, Inc. (a)                                124,300
                                                     -------------
                                                           236,569

--------------------------------------------------------------------
Tobacco--0.6%
   18,800   Philip Morris Co., Inc.                        642,725
    4,100   Universal Corp.                                107,113
    5,900   UST, Inc.                                      178,106
                                                     -------------
                                                           927,944

--------------------------------------------------------------------
Transportation/Trucking/Shipping--0.2%
    2,000   Arnold Industries, Inc.                         25,250
    7,700   Burlington Northern, Inc.                      211,750
    1,200   FDX Corp. (a)                                   46,500
      100   Kansas City Southern Industries, Inc.            4,644
    1,000   Union Pacific Corp.                             48,062
                                                     -------------
                                                           336,206
            Total common stocks
              (cost $57,888,147)                        65,574,915
                                                     -------------

--------------------------------------------------------------------

Moody's     Principal
Rating      Amount
(Unaudited) (000)

--------------------------------------------------------------------

DEBT OBLIGATIONS--28.6%
CORPORATE BONDS--14.0%

--------------------------------------------------------------------
Aerospace/Defense--1.3%
A1           $    700(d) Boeing Inc., Deb.
                           8.10%, 11/15/2006               739,410
Baa3              700(d) Northrop Grumman Corp.,
                           Deb.
                           7.75%, 3/1/2016                 679,000
Baa1              500(d) Raytheon Co., Note
                           6.30%, 3/15/2005                482,145
                                                      ------------
                                                         1,900,555

--------------------------------------------------------------------
Airlines--0.2%
Baa3              225    Delta Air Lines, Inc.,
                           Deb.
                           9.75%, 5/15/2021                255,460

--------------------------------------------------------------------
Asset Backed Securities--1.6%
Aaa               500    Citibank Credit Card
                           Master Trust I, Class A
                           5.875%, 3/10/2011               459,685
Aaa             1,500(d) Citibank Credit Card
                           Master Trust, Cl. A
                           6.05%, 1/15/2010              1,406,250
Aaa               500(d) MBNA Master Credit Card
                           Trust, Ser. C, Cl. A
                           6.45%, 2/15/2008                494,060
                                                      ------------
                                                         2,359,995

--------------------------------------------------------------------
Automobiles & Trucks--0.1%
A1                150(d) Ford Motor Co., Deb.
                           6.50%, 8/1/2018                 135,130

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)

---------------------------------------------------------------------
Banking--2.1%
Aa2          $  1,000(d) BankAmerica Corp., MTN
                           7.125%, 5/12/2005          $  1,003,050
Aa3             1,000(d) Chase Manhattan Bank,
                           Sub. Note
                           7.00%, 6/1/2005                 997,300
A1                500(d) Citicorp, Sub. Note
                           7.125%, 9/1/2005                501,600
                         Deutsche Bank, Deb.
A1                160    6.70%, 12/13/2006                 154,640
A1                280(d) 7.50%, 4/25/2009                  281,532
Aa3               150    National Westminster Bank
                           PLC, Sub. Note
                           7.375%, 10/1/2009               149,824
                                                      ------------
                                                         3,087,946

---------------------------------------------------------------------
Beverages--0.1%
A2                100    Coca Cola Enterprises
                           Inc., Note
                           7.125%, 9/30/2009                99,667

---------------------------------------------------------------------
Building & Construction--0.5%
A3                800(d) Hanson Overseas BV, Sr.
                           Note
                           6.75%, 9/15/2005                786,088

---------------------------------------------------------------------
Consulting--0.3%
Baa1              400(d) Comdisco, Inc., Note
                           5.95%, 4/30/2002                387,656

---------------------------------------------------------------------
Financial Services--4.3%
Aa3               750(d) Associates Corp. North
                           America, Sr. Note
                           6.75%, 7/15/2001                754,635
A1                160    BCH Cayman Islands Ltd.,
                           Sub Note
                           7.70%, 7/15/2006                160,758
A2              1,000(d) Bear, Stearns & Co. Inc.,
                           Sr. Note
                           8.75%, 3/15/2004              1,064,270
A1                285(d) Ford Motor Credit Corp.,
                           Deb.
                           7.40%, 11/1/2046                272,460
A2                570(d) General Motors Acceptance
                           Corp., Sr. Note
                           6.75%, 2/7/2002                 573,568
A1                700(d) Goldman, Sachs Group LP,
                           Note
                           7.25%, 10/1/2005                703,157
A3                400(d) Heller Financial Inc.,
                           Note
                           6.00%, 3/19/2004                383,520
A1                400(d) International Lease
                           Finance Corp., Note
                           6.00%, 5/15/2002                395,156
A1                100    Keycorp Capital III,
                           Capital Securities,
                           7.75%, 7/15/2029                 95,399
                         Lehman Brothers Holdings,
                           Inc., Notes
A3                240(d) 6.625%, 4/1/2004                  231,912
A3                130(d) 6.625%, 2/5/2006                  124,595
Aa3               500(d) Merrill Lynch & Co., MTN
                           6.02%, 5/11/2001                497,430
A1                520(d) Santander Finance
                           Issuances, Note
                           6.80%, 7/15/2005                507,848
Baa1              600(d) US West Capital Funding
                           Inc., Note
                           6.125%, 7/15/2002               586,668
                                                      ------------
                                                         6,351,376

---------------------------------------------------------------------
Foreign Government Bonds--0.1%
Aa3               120    Comunidad Autonoma De
                           Andalucia, Note
                           7.25%, 10/1/2029                118,416

---------------------------------------------------------------------
Leisure--0.1%
Baa1              175    Marriott International
                           Inc.,
                           Ser. C, Note
                           7.875%, 9/15/2009               174,661

---------------------------------------------------------------------
Media & Communications--0.7%
Baa3              300(d) News America Holdings,
                           Inc., Deb.
                           9.25%, 2/1/2013                 330,555
Baa3              600(d) Time Warner, Inc., Sr.
                           Note
                           9.125%, 1/15/2013               673,560
                                                      ------------
                                                         1,004,115

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)

---------------------------------------------------------------------
Medical Products & Services--0.2%
Baa1         $    400(d) Tyco International Group,
                           Note
                           6.375%, 6/15/2005          $    386,508

---------------------------------------------------------------------
Oil & Gas Exploration/Production--0.6%
A2                700(d) Atlantic Richfield Co.,
                           Deb.
                           10.875%, 7/15/2005              837,445

---------------------------------------------------------------------
Oil & Gas Services
Baa1               50    Amerada Hess Corp., Note
                           7.875%, 10/1/2029                49,377

---------------------------------------------------------------------
Railroads
Baa3               50    Union Pacific Corp., Sr.
                           Note
                           7.375%, 9/15/2009                49,775

---------------------------------------------------------------------
Retail--0.4%
A3                565(d) Penney (J.C.) Co., Inc.,
                           MTN
                           7.05%, 5/23/2005                543,728

---------------------------------------------------------------------
Telecommunication Services--0.5%
                         GTE Corp.,
Baa1              220(d) 6.36%, 4/15/2006, Deb.            210,989
Baa1              210(d) 7.51%, 4/1/2009, Note             216,027
Baa1              330(d) Sprint Capital Corp., Note
                           6.875%, 11/15/2028              299,158
                                                      ------------
                                                           726,174

---------------------------------------------------------------------
Utilities--0.9%
A2                300(d) Hydro Quebec, Deb.
                           (Canada)
                           7.50%, 4/1/2016                 301,311
A2              1,000(d) Southern California Edison
                           Co., Note
                           6.50%, 6/1/2001               1,000,170
                                                      ------------
                                                         1,301,481
                         Total corporate bonds
                           (cost $21,457,973)           20,555,553
                                                      ------------

---------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.6%
Aaa                400    First Union-Lehman
                           Brothers Bank., Ser.
                           1998
                           6.56%, 11/18/2008               382,003
Aaa               500    LB Commercial Conduit
                           Mortgage Trust, Ser. C,
                           Class A
                           6.48%, 1/18/2008                472,856
                                                      ------------
                         Total collateralized
                           mortgage obligations
                           (cost $915,860)                 854,859
                                                      ------------

---------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS--10.8%
Aaa             1,000(c) Federal Home Loan Mortgage
                           Corp.,
                           7.00%, 12/1/2029                983,120
                         Federal National Mortgage
                           Assoc.,
Aaa             2,100(c) 6.50%, 12/1/2014                2,060,625
Aaa             1,000(c) 7.50%, 12/1/2014                1,015,000
Aaa               620    8.50%, 10/1/2024                  641,604
Aaa               132(e) 9.50%, 7/1/2025                       140
Aaa               361    8.50%, 2/1/2028                   373,676
Aaa             4,000(c) 6.50%, 12/1/2029                3,835,000
Aaa             2,000(c) 7.00%, 12/1/2029                1,965,000
Aaa             2,500(c) 7.50%, 12/1/2029                2,507,025
                         Government National
                           Mortgage Assoc.,
Aaa             1,500(c) 7.00%, 12/15/2029               1,471,395
Aaa             1,000(c) 8.00%, 12/15/2029               1,021,870
                                                      ------------
                         Total U.S. government
                           agency mortgage
                           pass-through obligations
                           (cost $15,803,931)           15,874,455
                                                      ------------

---------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--3.2%
                         United States Treasury
                           Bonds,
Aaa                55(d) 5.25%, 11/15/2028                  47,670
Aaa               715    5.25%, 2/15/2029                  625,739
                         United States Treasury
                           Notes,
Aaa               400    6.00%, 8/15/2004                  403,876
Aaa             1,140(d) 7.50%, 2/15/2005                1,218,375
Aaa               890    6.00%, 8/15/2009                  897,227

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as          THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

  Moody's      Principal
  Rating       Amount
(Unaudited)    (000)        Description                Value (Note 1)

----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (cont'd.)
                         United States Treasury
                           Stripped Interest,
NR           $  2,765    Zero Coupon, 2/15/2010       $  1,435,643
                                                      ------------
                         Total U.S. government
                           securities
                           (cost $4,693,178)             4,628,530
                                                      ------------
                         Total debt obligations
                           (cost $42,870,942)           41,913,397
                                                      ------------
                         Total long-term
                           investments
                           (cost $100,759,089)         107,488,312
                                                      ------------

---------------------------------------------------------------------
SHORT-TERM INVESTMENTS--36.6%
---------------------------------------------------------------------
COMMERCIAL PAPER--10.9%
                         Bombardier Capital Inc.,
P-2             3,288    5.80%, 10/1/1999                3,288,000
                         Centric Capital Corp.,
P-1             1,600    5.45%, 10/5/1999                1,599,031
                         Conagra, Inc.,
P-1             3,600    5.49%, 10/29/1999               3,584,628
                         Dayton Hudson Corp., Deb.
P-2             1,000    5.55%, 10/15/1999                 997,841
                         Delaware Funding Corp.,
P-1             2,603    5.40%, 11/15/1999               2,585,430
                         Rohm & Haas Co.,
P-2             4,000    5.60%, 10/6/1999                3,996,889
                                                      ------------
                         Total commercial paper
                           (cost $16,051,819)           16,051,819
                                                      ------------

---------------------------------------------------------------------
CORPORATE BONDS--0.2%
---------------------------------------------------------------------
Health Care Services
A2                365(d) American Home Products
                           Corp., Note
                           7.70%, 2/15/2000
                           (cost $367,534)                 367,745
                                                      ------------

---------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS--3.5%
Aaa             5,106    Federal Home Loan Mortgage
                           Discount Notes
                           5.20%, 10/1/1999
                           (cost $5,106,000)             5,106,000
                                                      ------------

---------------------------------------------------------------------

               Principal
               Amount
               (000)        Description                Value (Note 1)

----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--0.7%
                         United States Treasury
                           Bills,
                  100(b) 4.55%, 12/16/1999                  99,040
                1,000(b) 4.615%, 12/16/1999                990,257
                                                      ------------
                         Total U.S. government
                           securities
                           (cost $1,089,297)             1,089,297
                                                      ------------

---------------------------------------------------------------------
REPURCHASE AGREEMENT--21.3%
               31,201    Joint Repurchase Agreement
                           Account
                           5.22%, 10/1/1999
                           (cost $31,201,000; Note
                           5)                           31,201,000
                                                      ------------
                         Total short-term
                           investments
                           (cost $53,815,650)           53,815,861
                                                      ------------

---------------------------------------------------------------------
Total Investments--109.9%
                         (cost $154,574,739; Note
                           4)                          161,304,173
                         Liabilities in excess of
                           other
                           assets--(9.9%)              (14,561,181)
                                                      ------------
                         Net Assets--100%             $146,742,992
                                                      ============
---------------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as initial margin for financial futures transactions.
(c) Mortgage dollar roll, see Note 1 and Note 4.
(d) All or partial principal amount pledged as collateral for mortgage dollar rolls.
(e) Figures are actual and not rounded to the nearest thousand.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Statement of Assets and Liabilities   PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $123,373,739)..............................................................      $   130,103,173
Repurchase agreement (cost $31,201,000)................................................................           31,201,000
Cash...................................................................................................               10,681
Receivable for investments sold........................................................................            9,754,014
Receivable for Series shares sold......................................................................              834,456
Dividends and interest receivable......................................................................              502,037
Due from broker-variation margin.......................................................................              261,660
Other assets...........................................................................................                5,706
                                                                                                             ------------------
    Total assets.......................................................................................          172,672,727
                                                                                                             ------------------
Liabilities
Payable for investments purchased......................................................................           24,759,123
Payable for Series shares reacquired...................................................................              893,055
Accrued expenses.......................................................................................              186,596
Management fee payable.................................................................................               79,004
Distribution fee payable...............................................................................               11,957
                                                                                                             ------------------
    Total liabilities..................................................................................           25,929,735
                                                                                                             ------------------
Net Assets.............................................................................................      $   146,742,992
                                                                                                             ==================
Net assets were comprised of:
   Common stock, at par................................................................................      $        11,066
   Paid-in capital in excess of par....................................................................          130,746,428
                                                                                                             ------------------
                                                                                                                 130,757,494
   Undistributed net investment income.................................................................            2,395,226
   Accumulated net realized gain on investments........................................................            7,135,434
   Net unrealized appreciation on investments..........................................................            6,454,838
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................      $   146,742,992
                                                                                                             ==================
Class A:
   Net asset value and redemption price per share
      ($10,396,956 / 784,592 shares of common stock issued and outstanding)............................               $13.25
   Maximum sales charge (5% of offering price).........................................................                  .70
                                                                                                             ------------------
   Maximum offering price to public....................................................................               $13.95
                                                                                                             ==================

Class B:
   Net asset value, offering price and redemption price per share
      ($10,979,133 / 833,370 shares of common stock issued and outstanding)............................               $13.17
                                                                                                             ==================

Class C:
   Net asset value and redemption price per share
      ($1,116,852 / 84,777 shares of common stock issued and outstanding)..............................               $13.17
   Sales charge (1% of offering price).................................................................                  .13
                                                                                                             ------------------
   Offering price to public............................................................................               $13.30
                                                                                                             ==================

Class Z:
   Net asset value, offering price and redemption price per share
      ($124,250,051 / 9,363,638 shares of common stock issued and outstanding).........................               $13.27
                                                                                                             ==================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Operations
--------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1999
                                            ------------------
Income
   Interest..............................      $  4,361,548
   Dividends (net of foreign withholding
      taxes
      of $13,694)........................           977,951
                                            ------------------
    Total income.........................         5,339,499
                                            ------------------
Expenses
   Management fee........................           940,298
   Distribution fee--Class A.............            17,294
   Distribution fee--Class B.............            70,178
   Distribution fee--Class C.............             6,737
   Transfer agent's fees and expenses....           260,000
   Reports to shareholders...............           165,000
   Custodian's fees and expenses.........           140,000
   Registration fees.....................           110,000
   Legal fees and expenses...............            25,000
   Audit fee and expenses................            20,000
   Directors' fees and expenses..........             7,500
   Miscellaneous.........................             4,301
                                            ------------------
    Total expenses.......................         1,766,308
                                            ------------------
Net investment income....................         3,573,191
                                            ------------------
Realized and Unrealized Gain
on Investments
Net realized gain on:
   Investment transactions...............         5,565,895
   Financial futures contracts...........         4,358,935
                                            ------------------
                                                  9,924,830
                                            ------------------
Net change in unrealized appreciation
 (depreciation) on:
   Investments...........................        10,871,412
   Financial futures contracts...........          (988,830)
                                            ------------------
                                                  9,882,582
                                            ------------------
Net gain on investments..................        19,807,412
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 23,380,603
                                            ==================



THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Changes in Net Assets
--------------------------------------------------------------

                                      Year Ended September 30,
Increase (Decrease)                   ------------------------
in Net Assets                           1999            1998
                                      --------        --------
Operations
   Net investment income..........  $  3,573,191    $  5,391,746
   Net realized gain on
      investments.................     9,924,830      26,438,362
   Net change in unrealized
      appreciation (depreciation)
      on investments..............     9,882,582     (28,216,192)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    23,380,603       3,613,916
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................       (74,318)        (24,889)
      Class B.....................       (52,406)         (4,933)
      Class C.....................        (4,693)           (273)
      Class Z.....................    (4,048,216)     (4,664,569)
                                    ------------    ------------
                                      (4,179,633)     (4,694,664)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................      (438,657)        (82,174)
      Class B.....................      (480,842)        (24,906)
      Class C.....................       (43,068)         (1,378)
      Class Z.....................   (21,035,473)    (13,860,433)
                                    ------------    ------------
                                     (21,998,040)    (13,968,891)
                                    ------------    ------------
Series share transactions (net of
   share conversion) (Note 6)
   Net proceeds from shares
      sold........................    69,542,543     105,305,809
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........    26,157,302      18,663,277
   Cost of shares reacquired......  (114,537,650)   (100,421,933)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (18,837,805)     23,547,153
                                    ------------    ------------
Total increase (decrease).........   (21,634,875)      8,497,514
Net Assets
Beginning of year.................   168,377,867     159,880,353
                                    ------------    ------------
End of year(a)....................  $146,742,992    $168,377,867
                                    ============    ============

---------------
(a) Includes undistributed net
    investment income of..........  $  2,395,226    $  3,863,980
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Prudential Active Balanced Fund (the "Series") is a separately managed series of The Prudential Investment Portfolios, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company.

The Series' investment objective is to seek income and long-term growth of capital. It invests in a portfolio of equity, fixed-income and money market securities, which is actively managed to capitalize on opportunities created by perceived misvaluation.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange and NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgement of the Manager and Subadviser, able to produce prices which are representative of market value.

Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such variation does not represent fair value.

All securities are valued as of 4:15 p.m., New York time.

In connection with transactions in repurchase agreements, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dollar Rolls: The Series enters into mortgage dollar rolls in which the Series sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Series maintains a segregated account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $862,312, decrease accumulated net realized gain on investments by $4,358,827, and increase paid-in capital by $5,221,139 for redemptions utilized as distributions for federal income tax purposes during the year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the service of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 1999.

PIMS has advised the Series that it received approximately $60,400 and $6,600 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended September 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 1999, it received approximately $27,500 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year

--------------------------------------------------------------------------------

                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements      PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Series incurred fees of approximately $233,400 for the services of PMFS. As of September 30, 1999, approximately $16,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 1999 were $264,840,951 and $310,274,690, respectively.

The average monthly balance of dollar rolls outstanding during the year ended September 30, 1999 was approximately $15,856,258. The value of dollar rolls outstanding at September 30, 1999 was $14,859,035 (principal $15,100,000), which was 8.6% of total assets.

The cost basis of investments for federal income tax purposes as of September 30, 1999 was $154,670,010 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,634,163 (gross unrealized appreciation--$11,505,180, gross unrealized depreciation--$4,871,017).

During the year ended September 30, 1999, the Series entered into financial futures contracts. Details of open contracts at September 30, 1999 are as follows:

                                                     Value at         Value at         Unrealized
 Number of                          Expiration     September 30,        Trade        Appreciation/
 Contracts           Type              Date            1999             Date         (Depreciation)
-----------    ----------------    ------------    -------------     -----------     --------------
Long Position:
17             U.S. T-Bond           Dec. 99        $ 1,936,938      $ 1,947,297       $  (10,359)
42             S&P Bond              Dec. 99         13,631,094       13,977,675         (346,581)
155            U.S. T-Note           Dec. 99         16,812,656       16,730,312           82,344
                                                                                     --------------
                                                                                       $ (274,596)
                                                                                     ==============

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. At September 30, 1999, the Series had a 4.9% undivided interest in repurchase agreements in the joint account. The undivided interest for the Series represented $32,201,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore was as follows:

Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price of $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price of $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,726, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.

------------------------------------------------------------
Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

--------------------------------------------------------------------------------

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements       PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Transactions in shares of common stocks were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1999:
Shares sold........................      806,345    $ 10,710,045
Shares issued in reinvestment of
  dividends and distributions......       41,285         510,287
Shares reacquired..................     (305,438)     (4,105,228)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      542,192       7,115,104
Shares issued upon conversion
  from Class B.....................          236           3,120
                                      ----------    ------------
Net increase in shares
  outstanding......................      542,428    $  7,118,224
                                      ==========    ============

Year ended September 30, 1998:
Shares sold........................      324,143    $  4,450,999
Shares issued in reinvestment of
  dividends and distributions......        8,312         107,053
Shares reacquired..................     (159,004)     (2,196,936)
                                      ----------    ------------
Net increase in shares
  outstanding......................      173,451    $  2,361,116
                                      ==========    ============

Class B
-----------------------------------
Year ended September 30, 1999:
Shares sold........................      652,713    $  8,665,383
Shares issued in reinvestment of
  dividends and distributions......       41,783         516,862
Shares reacquired..................      (90,666)     (1,202,053)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      603,830       7,980,192
Shares reacquired upon conversion
  into Class A.....................         (236)         (3,120)
                                      ----------    ------------
Net increase in shares
  outstanding......................      603,594    $  7,977,072
                                      ==========    ============

Year ended September 30, 1998:
Shares sold........................      224,444    $  3,091,278
Shares issued in reinvestment of
  dividends and distributions......        2,309          29,757
Shares reacquired..................      (11,806)       (161,521)
                                      ----------    ------------
Net increase in shares
  outstanding......................      214,947    $  2,959,514
                                      ==========    ============


Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1999:
Shares sold........................       98,943    $  1,301,393
Shares issued in reinvestment of
  dividends and distributions......        3,860          47,750
Shares reacquired..................      (39,496)       (519,205)
                                      ----------    ------------
Net increase in shares
  outstanding......................       63,307    $    829,938
                                      ==========    ============

Year ended September 30, 1998:
Shares sold........................       22,836    $    314,699
Shares issued in reinvestment of
  dividends and distributions......          127           1,642
Shares reacquired..................       (1,859)        (25,489)
                                      ----------    ------------
Net increase in shares
  outstanding......................       21,104    $    290,852
                                      ==========    ============

Class Z
-----------------------------------
Year ended September 30, 1999:
Shares sold........................    3,692,823    $ 48,865,722
Shares issued in reinvestment of
  dividends and distributions......    2,032,131      25,082,403
Shares reacquired..................   (8,515,198)   (108,711,164)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,790,244)   $(34,763,039)
                                      ==========    ============

Year ended September 30, 1998:
Shares sold........................    6,947,226    $ 97,448,833
Shares issued in reinvestment of
  dividends and distributions......    1,437,147      18,524,825
Shares reacquired..................   (7,211,135)    (98,037,987)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,173,238    $ 17,935,671
                                      ==========    ============

--------------------------------------------------------------------------------

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                   Class A                                  Class B
                                     ------------------------------------     ------------------------------------
                                                             November 7,                              November 7,
                                         Year Ended            1996(a)            Year Ended            1996(a)
                                       September 30,           Through          September 30,           Through
                                     ------------------     September 30,     ------------------     September 30,
                                      1999        1998          1997           1999        1998          1997
                                     -------     ------     -------------     -------     ------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................   $ 13.29     $14.41         $13.40        $ 13.22     $14.34         $13.40
                                     -------     ------        -------        -------     ------        -------
Income from investment operations:
Net investment income.............       .31        .44            .21(b)         .19        .27            .19(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................      1.69       (.20)          1.97           1.69       (.14)          1.92
                                     -------     ------        -------        -------     ------        -------
   Total from investment
      operations..................      2.00        .24           2.18           1.88        .13           2.11
                                     -------     ------        -------        -------     ------        -------
Less distributions:
Dividends from net investment
   income.........................      (.30)      (.32)          (.39)          (.19)      (.21)          (.39)
Distributions from net realized
   gains..........................     (1.74)     (1.04)          (.78)         (1.74)     (1.04)          (.78)
                                     -------     ------        -------        -------     ------        -------
   Total distributions............     (2.04)     (1.36)         (1.17)         (1.93)     (1.25)         (1.17)
                                     -------     ------        -------        -------     ------        -------
Net asset value, end of period....   $ 13.25     $13.29         $14.41        $ 13.17     $13.22         $14.34
                                     =======     ======        =======        =======     ======        =======

TOTAL RETURN(d):..................     16.07%      1.93%         17.48%         15.12%      1.10%         16.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $10,397     $3,218           $990        $10,979     $3,038           $213
Average net assets (000)..........   $ 6,918     $2,090           $100        $ 7,018     $1,285            $71
Ratios to average net assets:
   Expenses, including
      distribution fees...........      1.41%      1.28%          1.31%(c)       2.16%      2.03%          2.06%(c)
   Expenses, excluding
      distribution fees...........      1.16%      1.03%          1.06%(c)       1.16%      1.03%          1.06%(c)
   Net investment income..........      2.29%      2.72%          2.69%(c)       1.54%      1.95%          1.94%(c)
Portfolio turnover rate...........       230%       256%            50%           230%       256%            50%

---------------
(a) Commencement of offering of Class A and B shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                   Class C                                       Class Z
                                     -----------------------------------     -----------------------------------------------
                                                            November 7,
                                        Year Ended            1996(e)
                                       September 30,          Through                   Year Ended September 30,
                                     -----------------     September 30,     -----------------------------------------------
                                      1999       1998          1997            1999         1998         1997         1996
                                     ------     ------     -------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................   $13.22     $14.34        $ 13.40        $  13.32     $  14.45     $  13.01     $  12.46
                                     ------     ------        -------        --------     --------     --------     --------
Income from investment operations:
Net investment income.............      .19        .48            .13(b)          .35          .38          .39(b)       .29(a)
Net realized and unrealized gain
   (loss) on investment
   transactions...................     1.69       (.35)          1.98            1.68         (.12)        2.22          .81
                                     ------     ------        -------        --------     --------     --------     --------
   Total from investment
      operations..................     1.88        .13           2.11            2.03          .26         2.61         1.10
                                     ------     ------        -------        --------     --------     --------     --------
Less distributions:
Dividends from net investment
   income.........................     (.19)      (.21)          (.39)           (.34)        (.35)        (.39)        (.37)
Distributions from net realized
   gains..........................    (1.74)     (1.04)          (.78)          (1.74)       (1.04)        (.78)        (.18)
                                     ------     ------        -------        --------     --------     --------     --------
   Total distributions............    (1.93)     (1.25)         (1.17)          (2.08)       (1.39)       (1.17)        (.55)
                                     ------     ------        -------        --------     --------     --------     --------
Net asset value, end of period....   $13.17     $13.22        $ 14.34        $  13.27     $  13.32     $  14.45     $  13.01
                                     ======     ======        =======        ========     ========     ========     ========

TOTAL RETURN(d):..................    15.12%      1.10%         16.91%          16.32%        2.12%       21.34%        9.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $1,117     $  284        $     5        $124,250     $161,838     $158,672     $153,588
Average net assets (000)..........   $  674     $  118        $     1        $130,052     $177,443     $154,199     $142,026
Ratios to average net assets:
   Expenses, including
      distribution fees...........     2.16%      2.03%          2.06%(c)        1.16%        1.03%        1.06%        1.00%(a)
   Expenses, excluding
      distribution fees...........     1.16%      1.03%          1.06%(c)        1.16%        1.03%        1.06%        1.00%(a)
   Net investment income..........     1.54%      2.04%          1.94%(c)        2.54%        2.99%        2.94%        3.09%(a)
Portfolio turnover rate...........      230%       256%            50%            230%         256%          50%          51%


                                      1995
                                    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................  $  10.92
                                    --------
Income from investment operations:
Net investment income.............       .33(a)
Net realized and unrealized gain
   (loss) on investment
   transactions...................      1.54
                                    --------
   Total from investment
      operations..................      1.87
                                    --------
Less distributions:
Dividends from net investment
   income.........................      (.29)
Distributions from net realized
   gains..........................      (.04)
                                    --------
   Total distributions............      (.33)
                                    --------
Net asset value, end of period....  $  12.46
                                    ========

TOTAL RETURN(d):..................     17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $133,352
Average net assets (000)..........  $104,821
Ratios to average net assets:
   Expenses, including
      distribution fees...........      1.00%(a)
   Expenses, excluding
      distribution fees...........      1.00%(a)
   Net investment income..........      3.53%(a)
Portfolio turnover rate...........        30%

---------------
(a) Net of expense subsidy.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(e) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Report of Independant Accountants    PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund (the "Fund," one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the year ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999            PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)

---------------------------------------------------------------

LONG-TERM INVESTMENTS--97.7%
COMMON STOCKS--97.7%

---------------------------------------------------------------
Banks & Financial Services--9.3%
1,709,100    Chase Manhattan Corp.               $  128,823,412
3,056,225    Citigroup, Inc.                        134,473,900
1,623,300    MBNA Corp.                              37,031,531
  830,190    Morgan Stanley Dean Witter              74,042,571
  928,566    Mutual Risk Management, Ltd.            11,374,934
  848,100    Schwab (Charles) Corp.                  28,570,369
                                                 --------------
                                                    414,316,717

---------------------------------------------------------------
Computer Systems/Peripherals--9.6%
2,270,800    Dell Computer Corp.(a)                  94,947,825
1,173,000    EMC Corp.(a)                            83,796,188
  940,700    Hewlett-Packard Co.                     86,544,400
1,018,500    International Business Machines
                Corp.                               123,620,437
  428,600    Sun Microsystems, Inc.(a)               39,859,800
                                                 --------------
                                                    428,768,650

---------------------------------------------------------------
Diversified Manufacturing--6.6%
  866,400    AlliedSignal, Inc.                      51,929,850
1,235,200    General Electric Co.                   146,448,400
  907,400    Tyco International Ltd.                 93,689,050
                                                 --------------
                                                    292,067,300

---------------------------------------------------------------
EDP Software & Services--6.4%
  450,700    America Online, Inc.(a)                 46,872,800
  326,400    Equant NV (ADR) (Netherlands)(a)        26,560,800
2,326,600    Microsoft Corp.(a)                     210,702,712
                                                 --------------
                                                    284,136,312

---------------------------------------------------------------
Electronic Components--7.7%
  886,000    Altera Corp.(a)                         38,430,250
1,631,500    Intel Corp.                            121,240,844
  207,200    JDS Uniphase Corp.(a)                   23,581,950
1,967,600    Texas Instruments, Inc.                161,835,100
                                                 --------------
                                                    345,088,144

---------------------------------------------------------------
Household & Personal Care Products--0.9%
  970,100    Estee Lauder Co., Inc.                  37,894,531

---------------------------------------------------------------
Industrial Technology/Instruments--3.0%
  820,400    Applied Materials, Inc.(a)              63,734,825
  678,700    KLA-Tencor Corp.(a)                     44,115,500
  803,900    Symbol Technologies, Inc.               27,031,138
                                                 --------------
                                                    134,881,463

---------------------------------------------------------------
Insurance--2.8%
1,442,350    American International Group,
                Inc.                                125,394,303

---------------------------------------------------------------
Media & Communications--9.3%
1,516,800    AT&T Corp. - Liberty Media
                Group(a)                             56,311,200
2,986,800    CBS Corp.(a)                           138,139,500
1,220,800    Clear Channel Communications,
                Inc.(a)                              97,511,400
  929,300    Omnicom Group, Inc.                     73,588,944
  609,400    Univision Communications Inc.(a)        49,589,925
                                                 --------------
                                                    415,140,969

---------------------------------------------------------------
Networking--4.3%
2,463,100    Cisco Systems, Inc.(a)                 168,876,294
  115,300    Juniper Networks, Inc.(a)               20,991,807
                                                 --------------
                                                    189,868,101

---------------------------------------------------------------
Pharmaceuticals--12.4%
1,897,000    American Home Products Corp.            78,725,500
  550,400    Amgen, Inc.(a)                          44,857,600
  927,200    Bristol-Myers Squibb Co.                62,586,000
  139,500    Genentech, Inc.(a)                      20,410,594

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999            PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------


Shares       Description                    Value (Note 1)

---------------------------------------------------------------
Pharmaceuticals (cont'd.)
1,235,100    Glaxo Wellcome PLC (ADR)
                (United Kingdom)                 $   64,225,200
  901,200    Johnson & Johnson                       82,797,750
2,064,700    Schering-Plough Corp.                   90,072,537
1,638,000    Warner-Lambert Co.                     108,722,250
                                                 --------------
                                                    552,397,431

---------------------------------------------------------------
Restaurants--1.6%
1,643,500    McDonald's Corp.                        70,670,500

---------------------------------------------------------------
Retail--9.3%
  400,600    Abercrombie & Fitch Co.(a)              13,645,438
1,920,287    Gap, Inc.                               61,449,184
2,122,000    Home Depot, Inc.                       145,622,250
1,104,900    Kohl's Corp.(a)                         73,061,512
1,543,600    Staples, Inc.(a)                        33,669,775
  657,300    Tiffany & Co.                           39,396,919
  973,800    Wal-Mart Stores, Inc.                   46,316,362
                                                 --------------
                                                    413,161,440

---------------------------------------------------------------
Telecommunications--9.1%
  614,400    Allegiance Telecom, Inc.(a)             32,332,800
  445,400    Level 3 Communications, Inc.(a)         23,258,231
2,030,500    MCI WorldCom, Inc.(a)                  145,942,187
  519,100    NEXTLINK Communications, Inc.(a)        26,912,091
  412,100    NTL, Inc.(a)                            39,600,234
1,598,200    Qwest Communications
                International, Inc.(a)               47,246,788
  377,050    Vodafone AirTouch PLC (ADR)
                (United Kingdom)(a)                  89,643,638
                                                 --------------
                                                    404,935,969

---------------------------------------------------------------
Telecommunications Equipment--5.4%
  928,560    Lucent Technologies, Inc.           $   60,240,330
  518,300    Motorola, Inc.                          45,610,400
  779,600    Nokia Corp. (ADR)(Finland)              70,017,825
1,151,000    Tellabs, Inc.(a)                        65,535,062
                                                 --------------
                                                    241,403,617
                                                 --------------
             Total long-term investments
                (cost $3,323,718,834)             4,350,125,447
                                                 --------------

Principal
Amount
(000)
SHORT-TERM INVESTMENTS--2.7%
Commercial Paper--2.7%
$ 119,847    American Express Credit Corp.
                5.57%, 10/1/99
                (cost $119,847,000)                 119,847,000
                                                 --------------
---------------------------------------------------------------
Total Investments--100.4%
             (cost $3,443,565,834; Note 4)        4,469,972,447
             Liabilities in excess of other
                assets--(0.4%)                      (16,439,846)
                                                 --------------
             Net Assets--100%                    $4,453,532,601
                                                 ==============

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Statement of Assets and Liabilities  PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
                                                                                                            ------------------
Investments, at value (cost $3,443,565,834)............................................................        $4,469,972,447
Receivable for Series shares sold......................................................................            14,624,693
Receivable for investments sold........................................................................            12,892,040
Dividends and interest receivable......................................................................             1,779,009
Deferred expenses and other assets.....................................................................                94,428
                                                                                                             ------------------
   Total assets........................................................................................         4,499,362,617
                                                                                                             ------------------
Liabilities
Bank overdraft.........................................................................................               494,680
Payable for investments purchased......................................................................            32,478,586
Payable for Series shares reacquired...................................................................             8,763,607
Management fee payable.................................................................................             2,244,165
Distribution fees payable..............................................................................             1,574,451
Accrued expenses and other liabilities.................................................................               231,730
Foreign withholding taxes payable......................................................................                42,797
                                                                                                             ------------------
   Total liabilities...................................................................................            45,830,016
                                                                                                             ------------------
Net Assets.............................................................................................        $4,453,532,601
                                                                                                             ==================
Net assets were comprised of:
   Common stock, at par................................................................................        $      223,837
   Paid-in capital in excess of par....................................................................         3,228,228,646
                                                                                                             ------------------
                                                                                                                3,228,452,483
   Accumulated net realized gain on investments........................................................           198,673,505
   Net unrealized appreciation on investments..........................................................         1,026,406,613
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................        $4,453,532,601
                                                                                                             ==================

Class A:
   Net asset value and redemption price per share
      ($911,466,742 divided by 45,453,887 shares of common stock issued and outstanding)...............                $20.05
   Maximum sales charge (5% of offering price).........................................................                  1.06
                                                                                                             ------------------
   Maximum offering price to public....................................................................                $21.11
                                                                                                             ==================
Class B:
   Net asset value, offering price and redemption price per share
      ($1,506,838,758 divided by 77,542,364 shares of common stock issued and outstanding).............                $19.43
                                                                                                             ==================
Class C:
   Net asset value and redemption price per share
      ($141,769,655 divided by 7,295,397 shares of common stock issued and outstanding)................                $19.43
   Sales charge (1% of offering price).................................................................                   .20
                                                                                                             ------------------
   Offering price to public............................................................................                $19.63
                                                                                                             ==================
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,893,457,446 divided by 93,545,646 shares of common stock issued and outstanding).............                $20.24
                                                                                                             ==================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations
---------------------------------------------------------------
                                                Year Ended
Net Investment Income (Loss)                September 30, 1999
                                            ------------------
Income
   Dividends (net of foreign withholding
      taxes of $95,578)..................     $   18,615,326
   Interest..............................          3,968,260
                                            ------------------
      Total income.......................         22,583,586
                                            ------------------
Expenses
   Management fee........................         22,079,891
   Distribution fee--Class A.............          1,870,788
   Distribution fee--Class B.............         12,368,254
   Distribution fee--Class C.............            980,326
   Transfer agent's fees and expenses....          6,273,000
   Reports to shareholders...............            470,000
   Registration fees.....................            434,000
   Custodian's fees and expenses.........            160,000
   Legal fees and expenses...............             65,000
   Amortization of deferred organization
      expenses...........................             37,967
   Audit fee and expenses................             20,000
   Insurance expense.....................             11,000
   Directors' fees and expenses..........              7,500
   Miscellaneous.........................             16,740
                                            ------------------
      Total expenses.....................         44,794,466
                                            ------------------
Net investment loss......................        (22,210,880)
                                            ------------------
Realized and Unrealized Gain
on Investments
Net realized gain on:
   Investment transactions...............        201,079,990
   Financial futures contracts...........            244,090
                                            ------------------
                                                 201,324,080
Net change in unrealized appreciation on
   investments...........................        828,202,820
                                            ------------------
Net gain on investments..................      1,029,526,900
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................     $1,007,316,020
                                            ==================


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets

                                     Year Ended September 30,
Increase (Decrease) in               ------------------------
Net Assets                            1999              1998
                                      ----              ----
Operations
   Net investment loss.........  $  (22,210,880)   $   (6,754,609)
   Net realized gain on
      investments..............     201,324,080       131,020,013
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............     828,202,820      (190,394,651)
                                 --------------    --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............   1,007,316,020       (66,129,247)
                                 --------------    --------------
Distributions from net realized
   capital gains (Note 1)
   Class A.....................     (17,349,525)      (12,677,688)
   Class B.....................     (27,545,469)      (37,861,226)
   Class C.....................      (1,752,623)       (2,330,817)
   Class Z.....................     (38,052,986)      (55,817,957)
                                 --------------    --------------
                                    (84,700,603)     (108,687,688)
                                 --------------    --------------
Series share transactions (net
   of conversion) (Note 5)
   Net proceeds from shares
      sold.....................   2,794,924,604     1,822,040,223
   Net asset value of shares
      issued in reinvestment of
      distributions............      83,061,464       106,812,422
   Cost of shares reacquired...  (1,569,556,414)     (730,978,040)
                                 --------------    --------------
   Net increase in net assets
      from Series share
      transactions.............   1,308,429,654     1,197,874,605
                                 --------------    --------------
Total increase.................   2,231,045,071     1,023,057,670

Net Assets

Beginning of year..............   2,222,487,530     1,199,429,860
                                 --------------    --------------
End of year....................  $4,453,532,601    $2,222,487,530
                                 ==============    ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements       PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
Prudential Jennison Growth Fund (the "Series") is a separately managed series of The Prudential Investment Portfolios, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Investments Fund Management LLC ("PIFM"). Investment operations of the Series commenced on November 2, 1995.

The Series' investment objective is to achieve long-term growth of capital. It invests primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange and NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any

--------------------------------------------------------------------------------

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements       PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $200,000 of expenses were incurred in connection with the organization of the Series. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." For the year ended September 30, 1999, the Series reclassified current net operating losses and redemptions utilized as distributions for federal income tax purposes by decreasing accumulated net investment loss by $22,210,880, decreasing accumulated net realized gain on investments by $18,041,231 and decreasing paid-in capital by $4,169,649. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objective and policies.

The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1999.

PIMS has advised the Series that it received approximately $2,331,800 and $629,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the fiscal year ended September 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the fiscal year ended September 30, 1999, it received approximately $2,013,100 and $46,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

As of March 11, 1999, the Fund along with other unaffiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended September 30, 1999, the Series incurred fees of approximately $6,215,000 for the services of PMFS. As of September 30, 1999, approximately $543,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the fiscal year ended September 30, 1999, Prudential Securities Incorporated, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $391,700 in brokerage commissions from portfolio transactions executed on behalf of the Series.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 1999 were $3,187,479,690 and $2,011,088,170, respectively.

The cost of investments for federal income tax purposes at September 30, 1999, was $3,446,231,745 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,023,740,702 (gross unrealized appreciation--$1,085,425,006; gross unrealized depreciation--$61,684,304).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  -------------   --------------
Year ended September 30, 1999:
Shares sold.....................     34,344,966   $  662,914,500
Shares issued in reinvestment of
  distributions.................      1,032,752       16,627,307
Shares reacquired...............    (23,547,037)    (457,441,788)
                                  -------------   --------------
Net increase in shares
  outstanding before
  conversion....................     11,830,681      222,100,019
Shares issued upon conversion
  from Class B..................      2,660,015       51,625,561
                                  -------------   --------------
Net increase in shares
  outstanding...................     14,490,696   $  273,725,580
                                  =============   ==============

Year ended September 30, 1998:
Shares sold.....................     14,958,226   $  229,811,039
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................     15,525,419      255,703,652
Shares issued in reinvestment of
  distributions.................        913,659       12,215,617
Shares reacquired...............    (10,632,449)    (163,008,985)
                                  -------------   --------------
Net increase in shares
  outstanding before
  conversion....................     20,764,855      334,721,323
Shares issued upon conversion
  from Class B..................        777,059       11,419,782
                                  -------------   --------------
Net increase in shares
  outstanding...................     21,541,914   $  346,141,105
                                  =============   ==============

Class B
--------------------------------
Year ended September 30, 1999:
Shares sold.....................     42,766,896   $  799,643,630
Shares issued in reinvestment of
  distributions.................      1,698,149       26,677,924
Shares reacquired...............    (14,404,393)    (265,401,893)
                                  -------------   --------------
Net increase in shares
  outstanding before
  conversion....................     30,060,652      560,919,661
Shares reacquired upon
  conversion into Class A.......     (2,736,865)     (51,625,561)
                                  -------------   --------------
Net increase in shares
  outstanding...................     27,323,787   $  509,294,100
                                  =============   ==============

--------------------------------------------------------------------------------

                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements      PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Class B                              Shares           Amount
--------------------------------  -------------   --------------

Year ended September 30, 1998:
Shares sold.....................     22,754,015   $  342,894,551
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................      7,486,124      120,751,178
Shares issued in reinvestment of
  distributions.................      2,776,715       36,513,797
Shares reacquired...............     (9,639,289)    (143,137,800)
                                  -------------   --------------
Net increase in shares
  outstanding before
  conversion....................     23,377,565      357,021,726
Shares reacquired upon
  conversion
  into Class A..................       (793,565)     (11,419,782)
                                  -------------   --------------
Net increase in shares
  outstanding...................     22,584,000   $  345,601,944
                                  =============   ==============

Class C
--------------------------------
Year ended September 30, 1999:
Shares sold.....................      6,235,444   $  117,953,942
Shares issued in reinvestment of
  distributions.................        108,868        1,710,322
Shares reacquired...............     (2,247,639)     (41,843,724)
                                  -------------   --------------
Net increase in shares
  outstanding...................      4,096,673   $   77,820,539
                                  =============   ==============

Year ended September 30, 1998:
Shares sold.....................      1,687,844   $   25,645,005
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................        260,502        4,201,896
Shares issued in reinvestment of
  distributions.................        172,793        2,272,229
Shares reacquired...............       (578,482)      (8,683,902)
                                  -------------   --------------
Net increase in shares
  outstanding...................      1,542,657   $   23,435,228
                                  =============   ==============

Class Z
--------------------------------
Year ended September 30, 1999:
Shares sold.....................     63,109,118   $1,214,412,532
Shares issued in reinvestment of
  distributions.................      2,345,617       38,045,912
Shares reacquired...............    (42,230,402)    (804,869,008)
                                  -------------   --------------
Net increase in shares
  outstanding...................     23,224,333   $  447,589,436
                                  =============   ==============

Year ended September 30, 1998:
Shares sold.....................     52,992,987   $  825,209,682
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................      1,075,632       17,823,220
Shares issued in reinvestment of
  distributions.................      4,155,680       55,810,779
Shares reacquired...............    (27,380,773)    (416,147,353)
                                  -------------   --------------
Net increase in shares
  outstanding...................     30,843,526   $  482,696,328
                                  =============   ==============

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                 PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

                                                            Class A                                          Class B
                                      ----------------------------------------------------     ------------------------------------
                                                                              November 2,
                                                  Year Ended                    1995(a)                     Year Ended
                                                September 30,                   Through                   September 30,
                                      ----------------------------------     September 30,     ------------------------------------
                                        1999         1998         1997           1996             1999          1998         1997
                                      --------     --------     --------     -------------     ----------     --------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $  14.44     $  15.39     $  10.97        $ 10.00        $    14.11     $  15.18     $  10.89
                                      --------     --------     --------         ------        ----------     --------     --------
Income from investment operations
Net investment income (loss)(c)...        (.08)        (.04)        (.03)          (.03)             (.22)        (.15)        (.12)
Net realized and unrealized gain
   on investment transactions.....        6.23          .40         4.45           1.00              6.08          .39         4.41
                                      --------     --------     --------         ------        ----------     --------     --------
   Total from investment
      operations..................        6.15          .36         4.42            .97              5.86          .24         4.29
                                      --------     --------     --------         ------        ----------     --------     --------
Less distributions
Distributions from net realized
   gains..........................        (.54)       (1.31)          --             --              (.54)       (1.31)          --
                                      --------     --------     --------         ------        ----------     --------     --------
Net asset value, end of period....    $  20.05     $  14.44     $  15.39        $ 10.97        $    19.43     $  14.11     $  15.18
                                      ========     ========     ========         ======        ==========     ========     ========

TOTAL RETURN(b)...................       43.58%        3.02%       40.29%          9.70%            42.51%        2.21%       39.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $911,467     $446,996     $145,022        $85,440        $1,506,839     $708,463     $419,405
Average net assets (000)..........    $748,315     $251,118     $105,982        $70,667        $1,236,825     $557,823     $299,476
Ratios to average net assets:
   Expenses, including
      distribution fees...........        1.05%        1.08%        1.09%          1.23%(d)          1.80%        1.83%       1.84%
   Expenses, excluding
      distribution fees...........         .80%         .83%         .84%           .98%(d)           .80%         .83%        .84%
   Net investment income (loss)...        (.44)%       (.26)%       (.25)%         (.37)%(d)        (1.19)%      (1.01)%     (1.00)%
For Class A, B, C and Z shares:
   Portfolio turnover rate........          56%          58%          63%            42%               56%          58%         63%


                                     November 2,
                                       1995(a)
                                       Through
                                    September 30,
                                        1996
                                    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $   10.00
                                    -------------
Income from investment operations
Net investment income (loss)(c)...         (.10)
Net realized and unrealized gain
   on investment transactions.....          .99
                                    -------------
   Total from investment
      operations..................          .89
                                    -------------
Less distributions
Distributions from net realized
   gains..........................           --
                                    -------------
Net asset value, end of period....    $   10.89
                                    =============

TOTAL RETURN(b)...................         8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $ 231,541
Average net assets (000)..........    $ 162,412
Ratios to average net assets:
   Expenses, including
      distribution fees...........         1.98%(d)
   Expenses, excluding
      distribution fees...........          .98%(d)
   Net investment income (loss)...        (1.12)%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate........           42%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                  PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

                                                           Class C                                          Class Z
                                      --------------------------------------------------     --------------------------------------
                                                                            November 2,
                                                 Year Ended                   1995(a)                      Year Ended
                                               September 30,                  Through                    September 30,
                                      --------------------------------     September 30,     --------------------------------------
                                        1999        1998        1997           1996             1999           1998          1997
                                      --------     -------     -------     -------------     ----------     ----------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $  14.11     $ 15.18     $ 10.89        $ 10.00        $    14.53     $    15.45     $  10.98
                                      --------     -------     -------        -------        ----------     ----------     --------
Income from investment operations
Net investment income (loss)(c)...        (.22)       (.15)       (.12)          (.10)             (.04)            --           --
Net realized and unrealized gain
   on investment transactions.....        6.08         .39        4.41            .99              6.29            .39         4.47
                                      --------     -------     -------         ------        ----------     ----------     --------
   Total from investment
      operations..................        5.86         .24        4.29            .89              6.25            .39         4.47
                                      --------     -------     -------         ------        ----------     ----------     --------
Less distributions
   Distributions from net realized
      gains.......................        (.54)      (1.31)         --             --              (.54)         (1.31)          --
                                      --------     -------     -------         ------        ----------     ----------     --------
Net asset value, end of period....    $  19.43     $ 14.11     $ 15.18        $ 10.89        $    20.24     $    14.53     $  15.45
                                      ========     =======     =======        =======        ==========     ==========     ========

TOTAL RETURN(b)...................       42.51%       2.21%      39.39%          8.90%            43.94%          3.22%       40.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $141,770     $45,126     $25,134        $15,281        $1,893,457     $1,021,903     $609,869
Average net assets (000)..........    $ 98,033     $35,337     $18,248        $12,550        $1,596,809     $  810,296     $455,684
Ratios to average net assets:
   Expenses, including
      distribution fees...........        1.80%       1.83%       1.84%          1.98%(d)           .80%           .83%         .84%
   Expenses, excluding
      distribution fees...........         .80%        .83%        .84%           .98%(d)           .80%           .83%         .84%
   Net investment income (loss)...       (1.20)%     (1.01)%     (1.00)%        (1.12)%(d)         (.19)%         (.01)%         --
                                      April 15,
                                       1996(a)
                                       Through
                                    September 30,
                                        1996
                                    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $   10.32
                                    -------------
Income from investment operations
Net investment income (loss)(c)...         (.02)
Net realized and unrealized gain
   on investment transactions.....          .68
                                    -------------
   Total from investment
      operations..................          .66
                                    -------------
Less distributions
   Distributions from net realized
      gains.......................           --
                                    -------------
Net asset value, end of period....    $   10.98
                                    =============

TOTAL RETURN(b)...................         6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $ 362,416
Average net assets (000)..........    $  26,829
Ratios to average net assets:
   Expenses, including
      distribution fees...........          .98%(d)
   Expenses, excluding
      distribution fees...........          .98%(d)
   Net investment income (loss)...         (.12)%(d)

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Report of Independent Accountants     PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth Fund (the "Fund", one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 4, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)

-----------------------------------------------------------------
LONG-TERM INVESTMENTS--84.1%
COMMON STOCKS--84.1%
-----------------------------------------------------------------
Aerospace/Defense--3.3%
   57,240    Raytheon Co.                            $  2,776,140
   66,000    The B.F. Goodrich Co.                      1,914,000
                                                     ------------
                                                        4,690,140

-----------------------------------------------------------------
Airlines--1.7%
   45,000    AMR Corp.                                  2,452,500

-----------------------------------------------------------------
Aluminum--3.1%
   70,200    Alcan Aluminum Ltd.                        2,193,750
   36,600    Reynolds Metals Co.                        2,209,725
                                                     ------------
                                                        4,403,475

-----------------------------------------------------------------
Apparel--1.5%
  120,700    Polo Ralph Lauren Corp.(a)                 2,165,056

-----------------------------------------------------------------
Banking--4.0%
   33,500    Chase Manhattan Corp.                      2,525,062
   49,300    Fleet Financial Group, Inc.                1,805,613
  112,800    Hibernia Corp., Class A                    1,311,300
                                                     ------------
                                                        5,641,975

-----------------------------------------------------------------
Business Services--3.7%
  105,900    Convergys Corp.(a)                         2,098,144
   51,300    Hertz Corp.                                2,257,200
   40,900    Ryder System, Inc.                           833,338
                                                     ------------
                                                        5,188,682

-----------------------------------------------------------------
Chemicals--5.0%
   79,000    Cytec Industries, Inc.(a)                  1,896,000
   55,400    Dexter Corp.                               2,067,113
   82,400    IMC Global, Inc.                           1,199,950
  118,000    W.R. Grace & Co.(a)                        1,895,375
                                                     ------------
                                                        7,058,438

-----------------------------------------------------------------
Computer Systems/Peripherals--0.7%
   10,300    Hewlett-Packard Co.                          947,600

-----------------------------------------------------------------
Data Processing & Reproduction--0.8%
  134,800    Informix Corp.(a)                          1,069,975

-----------------------------------------------------------------
Drugs & Health Care--1.8%
   60,700    American Home Products Corp.               2,519,050

-----------------------------------------------------------------
EDP Software & Services--0.4%
  104,600    Intergraph Corp.(a)                          588,375

-----------------------------------------------------------------
Foods--1.4%
   26,300    Dole Food Co., Inc.                          499,700
   68,300    SUPERVALU, Inc.                            1,489,794
                                                     ------------
                                                        1,989,494

-----------------------------------------------------------------
Hotels--2.7%
  158,900    Hilton Hotels Corp.                        1,569,137
   70,700    Promus Hotel Corp.(a)                      2,302,169
                                                     ------------
                                                        3,871,306

-----------------------------------------------------------------
Human Resources--1.9%
   93,000    Manpower, Inc.                             2,708,625

-----------------------------------------------------------------
Industrial Technology/Instruments--1.5%
   54,900    Millipore Corp.                            2,062,181

-----------------------------------------------------------------
Insurance--3.6%
   20,600    CIGNA Corp.                                1,601,650
   64,800    The Allstate Corp.                         1,615,950
   61,000    Travelers Property Casualty Corp.          1,799,500
                                                     ------------
                                                        5,017,100

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)

-----------------------------------------------------------------
Media--3.1%
   54,600    CBS Corp.                               $  2,525,250
   31,904    Chris-Craft Industries, Inc.(a)            1,790,612
                                                     ------------
                                                        4,315,862

------------------------------------------------------------------
Motor Vehicles & Equipment--4.1%
   26,800    Dana Corp.                                   994,950
   37,300    General Motors Corp, Class H               2,135,425
   41,400    General Motors Corp.                       2,605,613
                                                     ------------
                                                        5,735,988

------------------------------------------------------------------
Oil Services--3.0%
   54,200    McDermott International, Inc.              1,097,550
   83,200    Unocal Corp.                               3,083,600
                                                     ------------
                                                        4,181,150

------------------------------------------------------------------
Paper & Forest Products--6.1%
  169,500    Abitibi-Consolidated, Inc.                 2,044,594
   68,600    Boise Cascade Corp.                        2,499,612
   36,600    Champion International Corp.               1,880,325
  104,054    Smurfit-Stone Container Corp.(a)           2,250,168
                                                     ------------
                                                        8,674,699

------------------------------------------------------------------
Petroleum--6.1%
   66,900    Anadarko Petroleum Corp.                   2,044,631
   59,000    Burlington Resources, Inc.                 2,168,250
   89,600    Tosco Corp.                                2,262,400
   73,400    USX - Marathon Group                       2,146,950
                                                     ------------
                                                        8,622,231

------------------------------------------------------------------
Pharmaceuticals--1.3%
   60,900    Vertex Pharmaceuticals, Inc.(a)            1,891,706

------------------------------------------------------------------
Photography/Image Technology--0.8%
   42,900    Polaroid Corp.                             1,115,400
------------------------------------------------------------------
Publishing--3.6%
   83,300    New York Times Co., Class A                3,123,750
   38,900    Tribune Co.                                1,935,275
                                                     ------------
                                                        5,059,025

------------------------------------------------------------------
Retail--5.5%
   84,100    AutoZone, Inc.(a)                          2,360,056
  101,900    Boise Cascade Office Products
                Corp.(a)                                1,108,163
  209,100    Kmart Corp.(a)                             2,443,856
   48,609    The Limited, Inc.                          1,859,294
                                                     ------------
                                                        7,771,369

------------------------------------------------------------------
Semiconductors--2.9%
  121,200    International Rectifier Corp.(a)           1,848,300
   71,500    National Semiconductor Corp.(a)            2,180,750
                                                     ------------
                                                        4,029,050

------------------------------------------------------------------
Specialty Chemicals--3.2%
  173,026    CK Witco Corp.                             2,519,691
  112,400    Engelhard Corp.                            2,044,275
                                                     ------------
                                                        4,563,966

------------------------------------------------------------------
Steel & Metals--3.8%
   32,800    AK Steel Holding Corp.                       598,600
   51,700    Nucor Corp.                                2,462,213
   90,200    USX-U.S. Steel Group                       2,322,650
                                                     ------------
                                                        5,383,463

------------------------------------------------------------------
Telecommunications--1.8%
  149,900    Loral Space & Communications Ltd.(a)       2,576,406

------------------------------------------------------------------
Transportation--1.7%
   54,100    Airborne Freight Corp.                     1,139,481
   33,100    CNF Transportation, Inc.                   1,232,975
                                                     ------------
                                                        2,372,456
                                                     ------------
             Total long-term investments
                (cost $110,807,284)                   118,666,743
                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)      Description                 Value (Note 1)

--------------------------------------------------------------------
SHORT-TERM INVESTMENTS--15.9%
--------------------------------------------------------------------
COMMERCIAL PAPER--9.1%
P-1           $6,855    American Express Co.,
                        5.57%, 10/1/99               $    6,855,000
P-1            6,000    Chevron USA, Inc.,
                        5.30%, 10/1/99                    6,000,000
                                                     --------------
                        Total commercial paper
                        (cost $12,855,000)               12,855,000
U.S. GOVERNMENT SECURITIES--6.8%
               9,615(b) United States Treasury
                        Bills,
                        4.77%, 11/12/99
                        (cost $9,564,202)                 9,555,413
                                                     --------------
                        Total short-term
                        investments
                        (cost $22,419,202)               22,410,413
                                                     --------------
                        Total investments before
                        short sales--100.0%
                        (cost $133,226,486; Note 4)     141,077,156
                                                     --------------


Shares       Description                          Value (Note 1)

-----------------------------------------------------------------
COMMON STOCKS SOLD SHORT(a)--(6.4%)
-----------------------------------------------------------------
Aerospace/Defense--(0.4%)
  (9,700)    United Technologies Corp.               $   (575,331)

-----------------------------------------------------------------
Beverages--(1.1%)
 (31,600)    Coca-Cola Co.                             (1,518,775)

-----------------------------------------------------------------
Cosmetics/Toiletries--(0.6%)
 (26,400)    The Gillette Co.                            (895,950)

-----------------------------------------------------------------
Financial Services--(2.4%)
  (9,200)    Federal National Mortgage Assoc.            (576,725)
 (23,100)    Nasdaq-100 Shares Trust                   (2,780,662)
                                                     ------------
                                                       (3,357,387)

-----------------------------------------------------------------
Retail--(1.9%)
 (34,200)    Circuit City Stores-Circuit City
                Group                                  (1,442,813)
 (21,400)    Dayton Hudson Corp.                       (1,285,338)
                                                     ------------
                                                       (2,728,151)
                                                     ------------
             Total common stocks sold short
                (proceeds at cost $9,941,334)          (9,075,594)
                                                     ------------
             Total investments, net of short
                sales--93.6%
             (cost $123,285,152)                      132,001,562
             Other assets in excess of
                liabilities--6.4%                       9,086,790
                                                     ------------
             Net Assets--100%                        $141,088,352
                                                     ============

---------------
(a) Non-income producing securities.
(b) $9,555,413 of principal amount pledged as collateral for short sales.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Statement of Assets and Liabilities   PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
                                                                                                            ------------------
Investments, at value (cost $133,226,486)...............................................................         $141,077,156
Cash....................................................................................................                  645
Receivables for securities sold short...................................................................            9,941,334
Receivable for investments sold.........................................................................            3,596,014
Receivable for Series shares sold.......................................................................              251,042
Dividends and interest receivable.......................................................................              138,187
Other assets............................................................................................                1,342
                                                                                                              ------------------
   Total assets.........................................................................................          155,005,720
                                                                                                              ------------------
Liabilities
Investments sold short, at value (proceeds $9,941,334)..................................................            9,075,594
Payable for investments purchased.......................................................................            3,420,501
Due to broker for securities sold short.................................................................              947,727
Payable for Series shares reacquired....................................................................              162,134
Accrued expenses........................................................................................              146,357
Distribution fees payable...............................................................................               93,034
Management fee payable..................................................................................               72,021
                                                                                                              ------------------
   Total liabilities....................................................................................           13,917,368
                                                                                                              ------------------
Net Assets..............................................................................................         $141,088,352
                                                                                                              ==================

Net assets were comprised of:
   Common stock, at par.................................................................................         $     11,102
   Paid-in capital in excess of par.....................................................................          118,323,878
                                                                                                              ------------------
                                                                                                                  118,334,980
   Accumulated net realized gain on investments.........................................................           14,036,962
   Net unrealized appreciation on investments...........................................................            8,716,410
                                                                                                              ------------------
Net assets, September 30, 1999..........................................................................         $141,088,352
                                                                                                              ==================

Class A:
   Net asset value and redemption price per share
      ($37,157,842 divided by 2,911,247 shares of common stock issued and outstanding)..................               $12.76
   Maximum sales charge (5% of offering price)..........................................................                  .67
                                                                                                              ------------------
   Maximum offering price to public.....................................................................               $13.43
                                                                                                              ==================

Class B:
   Net asset value, offering price and redemption price per share
      ($92,031,782 divided by 7,255,503 shares of common stock issued and outstanding)..................               $12.68
                                                                                                              ==================

Class C:
   Net asset value and redemption price per share
      ($7,635,741 divided by 601,957 shares of common stock issued and outstanding).....................               $12.68
   Sales charge (1% of offering price)..................................................................                  .13
                                                                                                              ------------------
   Offering price to public.............................................................................               $12.81
                                                                                                              ==================

Class Z:
   Net asset value, offering price and redemption price per share
      ($4,262,987 divided by 332,964 shares of common stock issued and outstanding).....................               $12.80
                                                                                                              ==================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Operations
--------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1999
                                            ------------------
Income
   Dividends (net of foreign withholding
      taxes of $4,304)...................      $  1,844,883
   Interest..............................           767,804
                                            ------------------
      Total income.......................         2,612,687
                                            ------------------
Expenses
   Distribution fee--Class A.............            89,537
   Distribution fee--Class B.............           949,035
   Distribution fee--Class C.............            77,020
   Management fee........................           849,053
   Transfer agent's fees and expenses....           217,000
   Reports to shareholders...............           151,000
   Custodian's fees and expenses.........           110,000
   Registration fees.....................            57,000
   Legal fees and expenses...............            39,000
   Dividends on securities sold short....            27,759
   Audit fees and expenses...............            20,000
   Directors' fees and expenses..........             7,500
   Miscellaneous.........................             6,479
                                            ------------------
      Total expenses.....................         2,600,383
                                            ------------------
Net investment income....................            12,304
                                            ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions...............        16,896,114
   Financial futures transactions........          (255,928)
   Short sales...........................           117,643
                                            ------------------
                                                 16,757,829
                                            ------------------
Net change in unrealized
   appreciation/depreciation on:
   Investments...........................        14,326,911
   Short sales...........................          (798,696)
                                            ------------------
                                                 13,528,215
                                            ------------------
Net gain on investments..................        30,286,044
                                            ------------------
Net Increase in Net Assets Resulting from
Operations...............................      $ 30,298,348
                                            ==================



THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Changes in Net Assets
---------------------------------------------------------------

                                       Year Ended September 30,
Increase (Decrease)                    ------------------------
in Net Assets                           1999             1998
                                        ----             ----
Operations
   Net investment income..........  $      12,304    $     908,928
   Net realized gain on investment
      transactions................     16,757,829       10,777,238
   Net change in unrealized
      appreciation/depreciation on
      investments.................     13,528,215      (25,848,538)
                                    -------------    -------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     30,298,348      (14,162,372)
                                    -------------    -------------
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A.....................       (153,895)        (350,759)
      Class B.....................        (76,687)        (267,306)
      Class C.....................         (6,448)         (22,287)
      Class Z.....................        (12,628)         (17,381)
                                    -------------    -------------
                                         (249,658)        (657,733)
                                    -------------    -------------
   Distributions from net realized
      capital gains
      Class A.....................     (2,540,009)      (1,652,658)
      Class B.....................     (6,978,474)      (4,349,846)
      Class C.....................       (586,830)        (352,855)
      Class Z.....................       (164,167)         (39,211)
                                    -------------    -------------
                                      (10,269,480)      (6,394,570)
                                    -------------    -------------
Series share transactions (Note 5)
   Net proceeds from shares
      sold........................     39,742,571       49,851,743
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     10,032,426        6,672,687
   Cost of shares reacquired......    (53,515,736)     (40,383,538)
                                    -------------    -------------
   Net increase (decrease) in net
      assets from Series share
      transactions................     (3,740,739)      16,140,892
                                    -------------    -------------
Total increase (decrease).........     16,038,471       (5,073,783)

Net Assets

Beginning of period...............    125,049,881      130,123,664
                                    -------------    -------------
End of period(a)..................  $ 141,088,352    $ 125,049,881
                                    =============    =============

---------------
(a) Includes undistributed net
    investment income of..........  $    --          $     290,719
                                    =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Prudential Jennison Growth & Income Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. Investment operations of the Series commenced on November 7, 1996.

The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange or NASDAQ (other than options on securities and indices) are valued at the last sales price on such exchange or system on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in market conditions or prevailing interest rates. Should interest rates move unexpectedly, the

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales: The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. In addition, the Series may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Series may have to pay a fee to borrow the particular security and may be obligated to remit any payments received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $53,365, decrease accumulated net realized gain on investments by $1,364,827 and increase paid-in capital by $1,418,192 due to the Fund treating redemptions as distributions for federal income tax purposes during the year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 1999.

PIMS has advised the Series that it received approximately $72,600 and $15,300 in front-end sales charges resulting from sales of Class A and C shares, respectively, during the year ended September 30, 1999. From these fees PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 1999, it received approximately $294,400 and $900 in contingent deferred sales
--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------
charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Series incurred fees of approximately $187,600 for the services of PMFS. As of September 30, 1999, approximately $15,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended September 30, 1999, Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, earned approximately $43,100 in brokerage commissions from portfolio transactions executed on behalf of the Series.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1999 were $142,344,623 and $161,701,363, respectively.

The cost basis of the investments for federal income tax purposes at September 30, 1999 was $134,317,080 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,760,076 (gross unrealized appreciation-$15,275,883; gross unrealized depreciation--$8,515,807).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended September 30, 1999:
Shares sold..........................     923,437   $ 11,737,931
Shares issued in reinvestment of
  dividends and distributions........     226,178      2,592,003
Shares reacquired....................  (1,265,737)   (15,677,893)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (116,122)    (1,347,959)
Shares issued upon conversion from
  Class B............................     174,209      2,193,555
                                       ----------   ------------
Net increase in shares outstanding...      58,087   $    845,596
                                       ==========   ============
Year ended September 30, 1998:
Shares sold..........................   1,121,704   $ 13,786,056
Shares issued in reinvestment of
  dividends and distributions........     162,663      1,913,429
Shares reacquired....................  (1,213,010)   (14,774,385)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................      71,357        925,100
Shares issued upon conversion from
  Class B............................      77,566        935,576
                                       ----------   ------------
Net increase in shares outstanding...     148,923   $  1,860,676
                                       ==========   ============

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Class B                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended September 30, 1999:
Shares sold..........................   1,447,677   $ 18,020,614
Shares issued in reinvestment of
  dividends and distributions........     583,173      6,683,169
Shares reacquired....................  (2,334,384)   (28,622,257)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (303,534)    (3,918,474)
Shares reacquired upon conversion
  from Class A.......................    (174,767)    (2,193,555)
                                       ----------   ------------
Net decrease in shares outstanding...    (478,301)  $ (6,112,029)
                                       ==========   ============

Year ended September 30, 1998:
Shares sold..........................   2,383,930   $ 29,462,184
Shares issued in reinvestment of
  dividends and distributions........     369,244      4,332,243
Shares reacquired....................  (1,750,224)   (21,297,211)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................   1,002,950     12,497,216
Shares reacquired upon conversion
  from Class A.......................     (77,755)      (935,576)
                                       ----------   ------------
Net increase in shares outstanding...     925,195   $ 11,561,640
                                       ==========   ============

Class C
-------------------------------------
Year ended September 30, 1999:
Shares sold..........................     199,958   $  2,519,215
Shares issued in reinvestment of
  dividends and distributions........      51,069        585,254
Shares reacquired....................    (299,144)    (3,644,790)
                                       ----------   ------------
Net decrease in shares outstanding...     (48,117)  $   (540,321)
                                       ==========   ============

Year ended September 30, 1998:
Shares sold..........................     217,879   $  2,701,940
Shares issued in reinvestment of
  dividends and distributions........      31,625        371,055
Shares reacquired....................    (152,419)    (1,873,645)
                                       ----------   ------------
Net increase in shares outstanding...      97,085   $  1,199,350
                                       ==========   ============

Class Z                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended September 30, 1999:
Shares sold..........................     570,577   $  7,464,811
Shares issued in reinvestment of
  dividends and distributions........      14,995        172,000
Shares reacquired....................    (419,436)    (5,570,796)
                                       ----------   ------------
Net increase in shares outstanding...     166,136   $  2,066,015
                                       ==========   ============
Year ended September 30, 1998:
Shares sold..........................     309,216   $  3,901,563
Shares issued in reinvestment of
  dividends and distributions........       4,713         55,960
Shares reacquired....................    (194,189)    (2,438,297)
                                       ----------   ------------
Net increase in shares outstanding...     119,740   $  1,519,226
                                       ==========   ============

--------------------------------------------------------------------------------

                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights               PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                          Class A                                 Class B
                                                  --------------------------------------------------------     -------------
                                                                                          November 7,
                                                                                            1996(a)             Year Ended
                                                     Year Ended September 30,               Through            September 30,
                                                  -------------------------------        September 30,         -------------
                                                      1999              1998                  1997                 1999
                                                  -------------     -------------     --------------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........       $ 10.98           $ 12.89              $  10.00              $ 10.96
                                                      ------            ------                ------               ------
Income from investment operations
Net investment income.........................           .07               .15                   .09                 (.03)
Net realized and unrealized gain (loss) on
   investment transactions....................          2.68             (1.32)                 2.87                 2.67
                                                      ------            ------                ------               ------
   Total from investment operations...........          2.75             (1.17)                 2.96                 2.64
                                                      ------            ------                ------               ------
Less distributions
Dividends from net investment income..........          (.06)             (.12)                 (.07)                (.01)
Distributions from net realized gains.........          (.91)             (.62)                   --                 (.91)
                                                      ------            ------                ------               ------
   Total distributions........................          (.97)             (.74)                 (.07)                (.92)
                                                      ------            ------                ------               ------
Net asset value, end of period................       $ 12.76           $ 10.98              $  12.89              $ 12.68
                                                      ======            ======                ======               ======
TOTAL RETURN(c)...............................         26.00%            (9.40)%               29.72%               24.98%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............       $37,158           $31,339              $ 34,846              $92,032
Average net assets (000)......................       $35,815           $35,145              $ 27,008              $94,904
Ratios to average net assets:
   Expenses, including distribution fees......          1.30%             1.31%                 1.58%(b)             2.05%
   Expenses, excluding distribution fees......          1.05%             1.06%                 1.33%(b)             1.05%
   Net investment income......................           .54%             1.20%                  .90%(b)             (.20)%
Portfolio turnover rate.......................           111%               99%                   55%                 111%

                                                                   November 7,
                                                                     1996(a)
                                                 Year Ended          Through
                                                September 30,     September 30,
                                                    1998              1997
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........     $ 12.86           $ 10.00
                                                    ------            ------
Income from investment operations
Net investment income.........................         .06               .02
Net realized and unrealized gain (loss) on
   investment transactions....................       (1.31)             2.86
                                                    ------            ------
   Total from investment operations...........       (1.25)             2.88
                                                    ------            ------
Less distributions
Dividends from net investment income..........        (.03)             (.02)
Distributions from net realized gains.........        (.62)               --
                                                    ------            ------
   Total distributions........................        (.65)             (.02)
                                                    ------            ------
Net asset value, end of period................     $ 10.96           $ 12.86
                                                    ======            ======

TOTAL RETURN(c)...............................      (10.01)%           28.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............     $84,751           $87,558
Average net assets (000)......................     $93,465           $62,575
Ratios to average net assets:
   Expenses, including distribution fees......        2.06%             2.33%(b)
   Expenses, excluding distribution fees......        1.06%             1.33%(b)
   Net investment income......................         .46%              .15%(b)
Portfolio turnover rate.......................          99%               55%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                 PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                          Class C                                 Class Z
                                                  --------------------------------------------------------     -------------
                                                                                          November 7,
                                                                                            1996(a)             Year Ended
                                                     Year Ended September 30,               Through            September 30,
                                                  -------------------------------        September 30,         -------------
                                                      1999              1998                  1997                 1999
                                                  -------------     -------------     --------------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........       $ 10.96           $ 12.86               $10.00               $ 11.00
                                                       -----             -----                -----                 -----
Income from investment operations
Net investment income.........................          (.02)              .06                  .02                   .09
Net realized and unrealized gain (loss) on
   investment transactions....................          2.66             (1.31)                2.86                  2.69
                                                       -----             -----                -----                 -----
   Total from investment operations...........          2.64             (1.25)                2.88                  2.78
                                                       -----             -----                -----                 -----
Less distributions
Dividends from net investment income..........          (.01)             (.03)                (.02)                 (.07)
Distributions from net realized gains.........          (.91)             (.62)                  --                  (.91)
                                                       -----             -----                -----                 -----
   Total distributions........................          (.92)             (.65)                (.02)                 (.98)
                                                       -----             -----                -----                 -----
Net asset value, end of period................       $ 12.68           $ 10.96               $12.86               $ 12.80
                                                       =====             =====                =====                 =====

TOTAL RETURN(c)...............................         24.98%           (10.01)%              28.83%                26.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............       $ 7,636           $ 7,124               $7,111               $ 4,263
Average net assets (000)......................       $ 7,702           $ 7,734               $5,631               $ 3,088
Ratios to average net assets:
   Expenses, including distribution fees......          2.05%             2.06%                2.33%(b)              1.05%
   Expenses, excluding distribution fees......          1.05%             1.06%                1.33%(b)              1.05%
   Net investment income......................          (.19)%             .46%                 .15%(b)               .76%
Portfolio turnover rate.......................           111%               99%                  55%                  111%
                                                                   November 7,
                                                                     1996(a)
                                                                     Through
                                                                  September 30,
                                                    1998              1997
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........     $ 12.93           $ 10.00
                                                     -----             -----
Income from investment operations
Net investment income.........................         .17               .10
Net realized and unrealized gain (loss) on
   investment transactions....................       (1.33)             2.92
                                                     -----             -----
   Total from investment operations...........       (1.16)             3.02
                                                     -----             -----
Less distributions
Dividends from net investment income..........        (.15)             (.09)
Distributions from net realized gains.........        (.62)               --
                                                     -----             -----
   Total distributions........................        (.77)             (.09)
                                                     -----             -----
Net asset value, end of period................     $ 11.00           $ 12.93
                                                     =====             =====

TOTAL RETURN(c)...............................       (9.31)%           30.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............     $ 1,836           $   609
Average net assets (000)......................     $ 1,374           $   227
Ratios to average net assets:
   Expenses, including distribution fees......        1.06%             1.33%(b)
   Expenses, excluding distribution fees......        1.06%             1.33%(b)
   Net investment income......................        1.54%             1.15%(b)
Portfolio turnover rate.......................          99%               55%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Report of Independent Accountants    PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--
Prudential Jennison Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth & Income Fund (the 'Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 7, 1996 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC.

Debt Ratings

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Ratings

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  . Leading market positions in well-established industries.

  . High rates of return on funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

Debt Ratings

  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB, B, CCC, CC and C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Commercial Paper Ratings

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

Long-Term Debt and Preferred Stock Ratings

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+ AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Short-Term Debt Ratings

  D- 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D- 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D- 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  D- 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH IBCA, INC.

  Long-Term Ratings

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to change in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

  DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

 The following terms are used in mutual fund investing.

Asset Allocation

 Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

 Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

 Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

 Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years-- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

 Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

 Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

 Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

 The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

 This chart shows the long-term performance of various asset classes and the rate of inflation.

                                  [LINE GRAPH]

                          Value of $1.00 invested on
                            1/1/26 through 12/31/98
                            Small Stocks - $5,116.95
                           Common Stocks - $2,350.89
                           Long-Term Bonds - $44.18
                            Treasury Bills - $14.94
                               Inflation - $9.16

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performances of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

 Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

 All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           Historical Total Returns of Different Bond Market Sectors

-------------------------------------------------------------------------------
Year                1988       1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
-------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds/1/            7.0%      14.4%    8.5%   15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%   9.6%    10.0%
-------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities/2/       8.7%      15.4%    10.7%  15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%   9.5%     7.0%
-------------------------------------------------------------------------------
U.S. Investment
Grade
Corporate Bonds/3/  9.2%      14.1%     7.1%  18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%  10.2%     8.6%
-------------------------------------------------------------------------------
U.S. High Yield
Bonds/4/           12.5%       0.8%    (9.6)% 46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%  12.8%     1.6%
-------------------------------------------------------------------------------
World Government
Bonds/5/            2.3%      (3.4)%   15.3%  16.2%    4.8%   15.1%    6.0%    19.6%    4.1%  (4.3)%    5.3%
-------------------------------------------------------------------------------
Difference between
highest and lowest 10.2       18.8     24.9   30.9    11.0    10.3     9.9      5.5     8.7   17.1      8.4
returns percent
-------------------------------------------------------------------------------

-------

/1/Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

/4/Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the            This chart shows the growth of a
performance of major world stock      hypothetical $10,000 investment
markets for the period from           made in the stocks representing
December 31, 1985 through             the S&P 500 stock index with and
December 31, 1998. It does not        without reinvested dividends.
represent the performance of any
Prudential Mutual Fund.

Average Annual Total Returns of Major World
Stock Markets (12/31/85 - 12/31/98) (in U.S. dollars)

Belgium          22.7%
Spain            22.5%
The Netherlands  20.8%
Sweden           19.9%
Switzerland      18.3%                   [LINE GRAPH APPEARS HERE]
USA              18.1%                   (1969 -1998)
Hong Kong        17.8%                    Capital Appreciation and Reinvesting
France           17.4%                    Dividends - $391,707
UK               16.7%                    Capital Appreciation only - $133,525
Germany          13.4%
Austria          8.9%
Japan            6.5%


Source: Morgan Stanley Capital        Source: Lipper Inc. All rights
International (MSCI) and Lipper       reserved. This chart is used for
Inc. as of 12/31/98. Used with        illustrative purposes only and is
permission. Morgan Stanley            not intended to represent the
Country indices are unmanaged         past, present or future
indices which include those           performance of any Prudential
stocks making up the largest two-     Mutual Fund. Common stock total
thirds of each country's total        return is based on the Standard &
stock market capitalization.          Poor's 500 Stock Index, a market-
Returns reflect the reinvestment      value-weighted index made up of
of all distributions. This chart      500 of the largest stocks in the
is for illustrative purposes only     U.S. based upon their stock
and is not indicative of the          market value. Investors cannot
past, present or future               invest directly in indices.
performance of any specific
investment. Investors cannot
invest directly in stock indices.


                  World Stock Market Capitalization by Region
                          World Total: $15.8 Trillion


                           [PIE CHART APPEARS HERE]


                           U.S.                51.0%
                           Europe              34.7%
                           Pacific Basin       12.5%
                           Canada               1.8%

                   Source: Morgan Stanley Capital
                   International, December 31, 1998.
                   Used with permission. This chart
                   represents the capitalization of
                   major world stock markets as measured
                   by the Morgan Stanley Capital
                   International (MSCI) World Index. The
                   total market capitalization is based
                   on the value of approximately 1577
                   companies in 22 countries
                   (representing approximately 60% of
                   the aggregate market value of the
                   stock exchanges). This chart is for
                   illustrative purposes only and does
                   not represent the allocation of any
                   Prudential Mutual Fund.

 The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.




           Long Term U.S. Treasury Bond Yield in Percent (1926-1998)

                           [LINE GRAPH APPEARS HERE]


-------
 Source: Ibbotson Associates. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

               APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

 Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in each Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by either Fund.

Information about Prudential

 The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

 Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

 Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Institutional Investor, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

 Real Estate. The Prudential Real Estate Affiliates is one of the leading real estate, residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers with over 1,400 offices across the United States./2/

 Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.

-------
/1/PIC serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund, Prudential Sector Funds, Inc., The Prudential Series Fund, Inc. and The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust and Target Funds.
/2/As of December 31, 1996.

                                     III-1

Information about the Prudential Mutual Funds

 As of September 30, 1999, Prudential Investments Fund Management is the 20th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

 The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

 From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

 Equity Funds. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

 High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitors approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

 Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

 Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

 Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

 Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers have met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.
-------
/3/As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.


                                     III-2

Information about Prudential Securities

 Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities./4/

 Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

 In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

 For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
-------
/4/ As of December 31, 1998.

                                     III-3

                               Appendix IV

Below is a list of shareholders who owned 5% or more of the outstanding shares of each Fund as of November 5, 1999:

Prudential Active Balanced Fund:

Name                                    Address          Shares/Class/Percentage
----                           ------------------------- -----------------------
Prudential Trust Company       30 Scranton Office Park         171,389/A/22%
FBO PRU--DC TRUST              Moosic, PA 18507
ACCOUNTS
Attn: John Surdy
Pru Defined Contribution       30 Scranton Office Park          78,493/A/10%
Servi                          Moosic, PA 18507
FBO Prudential Bank & Trust
CU
Attn: John Surdy
Prudential Securities C/F      1122 N 15th ST APT 709             6,263/C/7%
Ms. Nancy C. Cooke             Canon City, CO 81212-4640
IRA DTD 06/23/99
Helen G. Bauer TTEE            Suite 1600                         5,510/C/6%
Dorothy A. Pelster Tr          7777Bonhomme Ave
UA DTD 10/06/88                Clayton, MO 63105-1911
FBO Dorothy A. Pelster
Conversion Holding Accts       Mail Stop 213                      7,277/C/8%
                               PO Box 15040
                               New Brunswick, NJ 08906
Pru Defined Contribution       30 Scranton Office Park       3,561,405/Z/38%
Svcs FBO Pru-DC Qualified      Moosic, PA 18507
Clients
Attn: John Surdy
Prudential Trust Company       30 Scranton Office Park       5,743,561/Z/62%
FBO Pru-DC Clients             Moosic, PA 18507
Attn: John Surdy

Prudential Jennison Growth Fund:

Pru Defined Contribution Svcs  30 Scranton Office Park      42,391,191/Z/44%
FBO Pru-Non-Trust Accounts     Moosic, PA 18507
Attn: John Surdy
Prudential Trust Company       30 Scranton Office Park      27,269,175/Z/29%
FBO Pru-DC Trust Accounts      Moosic, PA 18507
Att: John Surdy
Boston Safe Deposit & Trust    1 Cabot Road #28-0035        11,796,492/Z/12%
As Trustee K-Mart PRT S        Medford, MA 02155
Core Account

Prudential Jennison Growth & Income Fund:

Name                                 Address          Shares/Class/Percentage
----                        ------------------------- -----------------------
Bradley L. Goldberg         502 Orienta Avenue            160,579/A/5.4%
                            Mamaroneck, NY 10543-4317
Pru Defined Contribution    30 Scranton Office Park        139,356/Z/42%
Svcs                        Moosic, PA 18507
FBO Pru-Non-Trust Accounts
Attn: John Surdy
Prudential Trust Company    30 Scranton Office Park       34,921/Z/10.4%
FBO Pru-DC Trust Accounts   Moosic, PA 18507
Attn: John Surdy

                                    PART C

                               OTHER INFORMATION

Item 23. Exhibits.

    (a) (1) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

      (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

      (3) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

      (4) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

      (5) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

      (6) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

    (b) Amended and Restated Bylaws.*


    (c) Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

    (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

      (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., now known as Jennison Associates LLC, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

      (3) Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Active Balanced Fund, incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

      (4) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to Prudential Active Balanced Fund, incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

    (e) (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to
        Exhibit 6(a) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

      (2) Form of Selected Dealer Agreement, incorporated by reference to
      Exhibit 6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on
      June 11, 1998.

    (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

       (2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

    (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
        Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

       (2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

    (i) (1) Opinion and consent of Counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

       (2) Consent of Counsel.*

    (j) Consent of Independent Accountants.*

    (l) Purchase Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

    (m) (1) Amended and Restated Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

      (2) Amended and Restated Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

      (3) Amended and Restated Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

    (o) Amended and Restated Rule 18f-3 Plan, incorporated by reference to
        Exhibit 18 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.
-------
* Filed herewith

Item 24. Persons Controlled by or under Common Control with the Fund.

 None.

Item 25. Indemnification.

 As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, (the 1940 Act) and pursuant to Article VI of the Company's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

 Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

 The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

 Section 9 of each Management Agreement (Exhibits (d)(1) and (3) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits
(d)(2) and (4) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM), Jennison Associates LLC (Jennison) and The Prudential Investment Corporation, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

 The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.

 Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

 Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

 (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

 (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

 (3) Such promise must be secured by a surety bond or other suitable insurance; and

 (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and other Connections of Investment Adviser.

 (a) Prudential Investments Fund Management LLC (PIFM)

 See "How the Fund is Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

 The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

 The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102-4077.

 Name and Address      Position with PIFM         Principal Occupations
 ----------------      ------------------         ---------------------
 David R. Odenath, Jr. Officer in Charge,  Officer in Charge, President, Chief
                       President, Chief    Executive Officer and Chief
                       Executive Officer   Operating Officer, PIFM; Senior
                       and Chief Operating Vice President, The Prudential
                       Officer             Insurance Company of America
                                           (Prudential)
 Robert F. Gunia       Executive Vice      Executive Vice President and Chief
                       President and Chief Administrative Officer, PIFM; Vice
                       Administrative      President, Prudential; President,
                       Officer             Prudential Investment Management
                                           Services LLC (PIMS)
 William V. Healey     Executive Vice      Executive Vice President, Chief
                       President, Chief    Legal Officer and Secretary, PIFM;
                       Legal Officer and   Vice President and Associate
                       Secretary           General Counsel, Prudential; Senior
                                           Vice President, Chief Legal Officer
                                           and Secretary, PIMS
 Brian W. Henderson    Executive Vice      Executive Vice President, PIFM;
                       President           Senior Vice President and Chief
                                           Operating Officer, PIMS
 Stephen Pelletier     Executive Vice      Executive Vice President, PIFM
                       President
 Judy A. Rice          Executive Vice      Executive Vice President, PIFM
                       President
 Lynn M. Waldvogel     Executive Vice      Executive Vice President, PIFM
                       President

 (b) Jennison Associates LLC.

 See "How the Fund is Managed--Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

 The business and other connections of Jennison directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-5608), the text of which is hereby incorporated by reference.

 (c) The Prudential Investment Corporation (PIC)

  See "How the Fund is Managed--Investment Adviser" in the Prospectus of Prudential Active Balanced Fund constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, New Jersey 07102.

 Name and Address        Position with PIC                  Principal Occupations
 ----------------        -----------------                  ---------------------
 Jeffrey Hiller          Client Compliance Officer          Chief Compliance
                                                            Officer,
                                                            Prudential Global Asset
                                                            Management
 John R. Strangfeld, Jr.                                    President of Prudential
                                                            Global Asset Management
                                                            Group of Prudential;
                                                            Senior Vice President,
                         Chairman of the Board,             Prudential; Chairman of
                         President, Chief                   the Board, President,
                         Executive Officer and              Chief Executive Officer
                         Director                           and Director, PIC
 Bernard Winograd        Senior Vice President and Director Chief Executive Officer,
                                                            Prudential Real Estate
                                                            Investors; Senior Vice
                                                            President and Director,
                                                            PIC

Item 27. Principal Underwriters.

 (a) Prudential Investment Management Services LLC (PIMS)

 PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., The Target Portfolio Trust and Target Funds.

 (b) Information concerning the directors and officers of PIMS is set forth below:

                                              Positions and                              Positions and
                                               Offices with                              Offices with
Name/1/                                        Underwriter                                Registrant
-------                                       -------------                       ---------------------------
Margaret Deverell....... Vice President and Chief Financial Officer                                      None
Robert F. Gunia......... President                                                Vice President and Director
Kevin Frawley........... Senior Vice President and Compliance Officer                                    None
William V. Healey....... Senior Vice President, Secretary and Chief Legal Officer                        None
Brian Henderson......... Senior Vice President                                                           None
John R. Strangfeld,
 Jr. ................... Advisory Board Member                                         President and Director

-------
   /1/The address of each person named is 751 Broad Street, Newark, New Jersey 07102-4077 unless otherwise noted.

 (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

 All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6),
(7), (9), (10) and (11), 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d)
will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

 Other than as set forth under the captions "How the Fund is Managed-- Manager," "How the Fund is Managed--Investment Adviser" and "How the Fund is Managed--Distributor" in the Prospectuses and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.


 Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act and the Investment Company Act, the Company certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of November, 1999.

                                       THE PRUDENTIAL INVESTMENT PORTFOLIOS,
                                        INC.

                                       By       /s/ John R. Strangfeld, Jr.
                                          -------------------------------------
                                              John R. Strangfeld, Jr.
                                                     President

  Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             Signature                      Title
                                                                Date

       /s / Grace C. Torres          Treasurer and          November 30,
-----------------------------------   Principal                 1999
          Grace C. Torres             Financial and
                                      Accounting
                                      Officer

        /s/ Edward D. Beach
-----------------------------------  Director               November 30,
          Edward D. Beach                                       1999

     /s/ Delayne Dedrick Gold
-----------------------------------  Director               November 30,
       Delayne Dedrick Gold                                     1999

        /s/ Robert F. Gunia          Director               November 30,
-----------------------------------                             1999
          Robert F. Gunia

    /s/ Douglas H. McCorkindale      Director               November 30,
-----------------------------------                             1999
      Douglas H. McCorkindale

       /s/ Thomas T. Mooney          Director               November 30,
-----------------------------------                             1999
         Thomas T. Mooney

        /s/ Stephen P. Munn          Director               November 30,
-----------------------------------                             1999
          Stephen P. Munn

     /s/ David R. Odenath, Jr.       Director               November 30,
-----------------------------------                             1999
       David R. Odenath, Jr.

      /s/ Richard A. Redeker         Director               November 30,
-----------------------------------                             1999
        Richard A. Redeker

        /s/ Robin B. Smith           Director               November 30,
-----------------------------------                             1999
          Robin B. Smith

    /s/ John R. Strangfeld, Jr.      President and          November 30,
-----------------------------------   Director                  1999
      John R. Strangfeld, Jr.

      /s/ Louis A. Weil, III         Director               November 30,
-----------------------------------                             1999
        Louis A. Weil, III

       /s/ Clay T. Whitehead
-----------------------------------  Director               November 30,
         Clay T. Whitehead                                      1999


                                 EXHIBIT INDEX

Exhibits.

(a) (1) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

  (3) Amendment of Articles of Incorporation, incorporated by reference to
  Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

  (4) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

  (5) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

  (6) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

(b) Amended and Restated By-Laws.*

(c) Instruments defining rights of shareholders, incorporated by reference to
    Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

(d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., now known as Jennison Associates LLC, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  (3) Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Active Balanced Fund, incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

  (4) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to Prudential Active Balanced Fund, incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

(e) (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

  (2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

   (2) Amendment to Custodian Contract, incorporated by reference to Exhibit
   (g)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

(h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
    Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-
    6755) filed via EDGAR on June 25, 1996.

   (2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

(i) (1) Opinion and Consent of Counsel, incorporated by reference to Exhibit
    (i) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

   (2) Consent of Counsel.*

(j) Consent of Independent Accountants.*

(l) Purchase Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(m) (1) Amended and Restated Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

  (2) Amended and Restated Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

  (3) Amended and Restated Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(o) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.
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* Filed herewith.